    As filed with the Securities and Exchange Commission on April 27, 2007.

                                           Registration Nos. File No. 333-116426
                                                               File No. 811-8260

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933               [X]

                         Pre-Effective Amendment No. __

                         Post-Effective Amendment No. 8

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 15                               [X]

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                2000 Heritage Way
                               Waverly, Iowa 50677
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (319) 352-4090

                             Steve Suleski, Esquire
                       CUNA Mutual Life Insurance Company
                             5910 Mineral Point Road
                                Madison, WI 53705
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]  on May 1, 2007 pursuant to paragraph (b) of Rule 485.

[ ]  60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ]  on May 1, 2007 pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered: Units of interest in a Variable Account under flexible Premium Defined Variable Annuity Contracts.

================================================================================

PROSPECTUS                                                           MAY 1, 2007



                         MEMBERS(R) VARIABLE ANNUITY III

              A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                    ISSUED BY
                       CUNA MUTUAL LIFE INSURANCE COMPANY

Inside this Prospectus, you will find basic information about the Contract and the Variable Account that you should know before investing. Please read it carefully and keep it for future reference. The Company may sell the Contract to individuals, or in connection with retirement plans, including plans that qualify for special federal tax treatment under the Internal Revenue Code of 1986, as amended.

The investment performance of the mutual fund portfolios underlying the Subaccounts you select will affect the Contract Value to the Payout Date, except for amounts you invest in the Fixed Account and will affect the size of variable Income Payments after the Payout Date. You bear the entire investment risk on any amounts you allocate to the Variable Account.

The following mutual funds are available through the Subaccounts of the CUNA Mutual Life Variable Annuity Account:

ULTRA SERIES FUND


     -  Conservative Allocation Fund


     -  Moderate Allocation Fund


     -  Aggressive Allocation Fund

     -  Money Market Fund
     -  Bond Fund
     -  High Income Fund

     -  Diversified Income Fund (formerly Balanced Fund)


     -  Large Cap Value Fund


     -  Large Cap Growth Fund


     -  Mid Cap Value Fund


     -  Mid Cap Growth Fund


     -  Small Cap Value Fund


     -  Small Cap Growth Fund

     -  International Stock Fund
     -  Global Securities Fund

This Prospectus is accompanied by a current prospectus for the Ultra Series
Fund.

Purchase payments not allocated to the Subaccounts may be allocated to the Fixed Account.


The Statement of Additional Information ("SAI") contains additional information about the Contract and the Variable Account. You will find its table of contents on the last page of this Prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain a copy of the SAI dated May 1, 2007 free of charge by contacting the Company. Additionally, the SEC maintains a website at http://www.sec.gov that contains the SAI and other information.


Investment in a variable annuity contract is subject to risks, including the possible loss of money. Unlike credit union and bank accounts, money invested in the Variable Account is not insured. Money in the Variable Account is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

CUNA BROKERAGE SERVICES, INC. ("CUNA BROKERAGE") SERVES AS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE CONTRACT. MORE INFORMATION ABOUT CUNA BROKERAGE IS AVAILABLE AT http://www.nasd.com OR BY CALLING 1-800-289-9999. YOU CAN ALSO OBTAIN AN INVESTOR BROCHURE FROM NASD, INC. DESCRIBING ITS PUBLIC DISCLOSURE PROGRAM.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------





DEFINITIONS...........................................................   1
EXPENSE TABLES........................................................   3
SUMMARY...............................................................   5
  The Contract........................................................   6
  Charges and Deductions..............................................   7
  Payout Provisions...................................................   8
  Federal Tax Status..................................................   8
CUNA MUTUAL LIFE INSURANCE COMPANY, CUNA MUTUAL LIFE VARIABLE ANNUITY
ACCOUNT, AND THE FUNDS................................................   8
CUNA Mutual Life Insurance Company....................................   8
CUNA Mutual Life Variable Annuity Account.............................   9
  The Underlying Funds................................................   9
  The Ultra Series Fund...............................................   9
  Availability of Funds...............................................   10
  Servicing Fees......................................................   10
  Voting Rights.......................................................   11
  Material Conflicts..................................................   11
  Substitution of Securities..........................................   11
  The Fixed Account...................................................   11
  Preservation Plus Program...........................................   12
  Fixed Contract Value................................................   12
  Fixed Periods.......................................................   12
Fixed Account Minimum Guaranteed Interest Rate........................   13
Market Value Adjustment...............................................   14
DESCRIPTION OF THE CONTRACT...........................................   15
  Issuance of a Contract..............................................   15
  Right to Examine....................................................   15
  Purchase Payments...................................................   16
  Contract Value Increase Endorsement.................................   16
  Allocation of Purchase Payments.....................................   17
  Contract Value......................................................   17
  Transfer Privileges.................................................   18
  Surrenders (Redemption) and Partial Withdrawals.....................   21
  Contract Loans......................................................   22
  Death Benefit Before the Payout Date................................   22
  Proportional Adjustment for Partial Withdrawals.....................   23
MISCELLANEOUS MATTERS.................................................   23
  Payments............................................................   23
  Modification........................................................   24
  Reports to Owners...................................................   24
  Inquiries...........................................................   24
INCOME PAYOUT OPTIONS.................................................   25
  Payout Date and Proceeds............................................   25
  Election of Income Payout Options...................................   25
  Fixed Income Payments...............................................   25
  Variable Income Payments............................................   26
  Description of Income Payout Options................................   26
  Death Benefit After the Payout Date.................................   28
CHARGES AND DEDUCTIONS................................................   29
  Mortality and Expense Risk Charges..................................   29
  Administrative Charge...............................................   29
  Fund Expenses.......................................................   29
  Surrender Charge (Contingent Deferred Sales Charge).................   29
  Annual Contract Fee.................................................   30
  Transfer Processing Fee.............................................   30
  Duplicate Contract Charge...........................................   30
  Premium Taxes.......................................................   31
  Other Taxes.........................................................   31
  Loan Interest Charge................................................   31
  Enhanced Death Benefit Rider Charges................................   31
  Endorsement Charges.................................................   31
  Guaranteed Living Benefit Changes...................................   31
  Additional Information..............................................   32
OPTIONAL DEATH BENEFIT RIDERS.........................................   32
  Maximum Anniversary Value Death Benefit.............................   32
  3% Annual Guarantee Death Benefit...................................   32
  Earnings Enhanced Death Benefit Rider...............................   33
  Spouse Beneficiary Death Benefit Rider..............................   33
AVAILABLE CONTRACT ENDORSEMENTS.......................................   34
  Income Payment Increase Endorsement.................................   34
  Loan Account Endorsement............................................   35
  Change of Annuitant Endorsement.....................................   35
  Contract Value Increase Endorsement.................................   35
  Spousal Continuation Endorsement....................................   35

OPTIONAL BENEFIT RIDERS...............................................      36
  Guaranteed Minimum Withdrawal Benefit...............................      37
  Guaranteed Minimum Accumulation Benefit.............................      41
DISTRIBUTION OF THE CONTRACT..........................................      43
FEDERAL TAX MATTERS...................................................      44
  Introduction........................................................      44
  Tax Status of the Contract..........................................      45
  Taxation of Annuities...............................................      46
  Separate Account Charges............................................      47
  Transfers, Assignments, or Exchanges of a Contract..................      48
  Withholding.........................................................      48
  Multiple Contracts..................................................      48
  Taxation of Qualified Plans.........................................      48
  Possible Charge for the Company's Taxes.............................      50
  Other Tax Consequences..............................................      50
LEGAL PROCEEDINGS.....................................................      51
COMPANY HOLIDAYS......................................................      51
FINANCIAL STATEMENTS..................................................      51
APPENDIX A - FINANCIAL HIGHLIGHTS.....................................      A-1
APPENDIX B - GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND GUARANTEED
MINIMUM ACCUMULATION BENEFIT EXAMPLES FOR RIDERS GENERALLY ISSUED ON
AND AFTER OCTOBER 30, 2006............................................      B-1
APPENDIX C - GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR RIDERS
GENERALLY ISSUED BEFORE OCTOBER 30, 2006..............................      C-1
APPENDIX D - GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR RIDERS
GENERALLY ISSUED BEFORE OCTOBER 30, 2006..............................      D-1
APPENDIX E - GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND GUARANTEED.....      E-1
STATEMENT OF ADDITIONAL INFORMATION...................................

                                   DEFINITIONS

--------------------------------------------------------------------------------

ACCUMULATION UNIT
A unit of measure used to calculate Variable Contract Value.

ANNUITANT

The person or persons named in the application and on whose life the first Income Payment is to be made. No more than two Annuitants may be named. Only spouses may be joint annuitants, unless otherwise allowed by state law. Provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant.


BENEFICIARY
The person or persons to whom the proceeds payable on the death of an Annuitant will be paid.

CODE
The Internal Revenue Code of 1986, as amended.

CONTRACT ANNIVERSARY
The same date in each Contract Year as the Contract Issue Date.

CONTRACT ISSUE DATE
The date shown on the data page of the Contract which is also used to determine Contract Years and Contract Anniversaries.

CONTRACT VALUE
The total amount invested under the Contract. It is the sum of the Variable Contract Value, the Fixed Contract Value and the value in the Loan Account.

CONTRACT VALUE INCREASE ENHANCEMENT
An amount the company will add to an Owner's Contract Value when the Owner makes a purchase payment and the Owner's cumulative net purchase payments equal or exceed $500,000.

CONTRACT YEAR
A twelve-month period beginning on a Contract Anniversary.

DUE PROOF OF DEATH
Proof of death satisfactory to the Company. Such proof may consist of the following if acceptable to the Company:

     (a) a certified copy of the death record;
     (b) a certified copy of a court decree reciting a finding of death;
     (c) any other proof satisfactory to the Company.

FIXED ACCOUNT
An account under the Contract funded by the General Account. It is not part of or dependent upon the investment performance of the Variable Account.



FIXED AMOUNT
Any portion of Fixed Contract Value allocated to a particular Fixed Period with a particular expiration date (including interest thereon) less any withdrawals (including any applicable market value adjustments and surrender charges) or transfers.

FIXED CONTRACT VALUE
The value of the Contract Value in the Fixed Account.

FIXED PERIOD
An investment option under the Fixed Account with a specific number of years for which the Company agrees to credit a particular effective annual interest rate.

FUND
An investment portfolio of the Ultra Series Fund or any other open-end management investment company or unit investment trust in which a Subaccount invests.

GENERAL ACCOUNT
The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.

HOME OFFICE
The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677. The telephone number is 1-800-798-5500.

INCOME PAYMENT
One of several periodic payments made by the Company to the Payee under an Income Payout Option.

INCOME PAYOUT OPTION
The form of Income Payments selected by the Owner under the Contract.

LOAN ACCOUNT
For any Contract, a portion of the Company's General Account to which Variable Contract Value or Fixed Contract Value is transferred to provide collateral for any loan taken under the Contract.

LOAN AMOUNT
The sum of your loan principal plus any accrued loan interest.

NET PURCHASE PAYMENT
A purchase payment less any deduction for applicable premium expense charges.

OWNER
The person(s) (or entity) ("you") who own(s) the Contract and who is (are) entitled to exercise all rights and privileges provided in the Contract. After the Payout Date, the Payee is the Owner.

PAYEE
The person (or entity) receiving Income Payments or any successor during the Payout Period. The Annuitant is the Payee unless the Owner specifies otherwise.

PAYOUT DATE
The date on which Payout Proceeds are applied to an Income Payout Option.

PAYOUT PROCEEDS
The Contract Value less any Loan Amount, less any premium taxes, less a pro-rated portion of the annual Contract fee, plus or minus any applicable market value adjustment, less any applicable rider charges and any applicable surrender charges as of the Payout Date. This is the amount applied to Income Payments under one of the Income Payout Options.

QUALIFIED CONTRACT
A contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under Section(s) 401, 403(b), 408, 408A or 457 of the Code.

SUBACCOUNT
A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

SUBACCOUNT VALUE
Before the Payout Date, that part of any Net Purchase Payment allocated to the Subaccount plus any Contract Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses (realized or unrealized), and decreased by withdrawals (including any applicable surrender charges, administrative fee, any charge for riders or premium taxes) and any Contract value transferred out of that Subaccount.

SURRENDER VALUE
The Contract Value less any applicable surrender charges, market value adjustment, premium expense charges not previously deducted, annual Contract fee, any charge for riders and Loan Amount.

VALUATION DAY
For each Subaccount, each day that the New York Stock Exchange is open for business except days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT
CUNA Mutual Life Variable Annuity Account.

VARIABLE CONTRACT VALUE
The sum of the Subaccount Values.

WRITTEN REQUEST
A request in writing and in a form satisfactory to the Company which is signed by the Owner and received at the Home Office. A Written Request may also include a telephone or fax request for specific transactions that are made as allowed under the terms of an executed telephone or fax authorization, with original signature, on file at the Home Office.

                                 EXPENSE TABLES

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, make partial withdrawals from or fully surrender the Contract, or transfer Contract Value between the Subaccounts and/or the Fixed Account. This table also includes the charges that would be paid for exercising the benefits provided by the optional endorsements. State premium taxes may also be deducted.

OWNER TRANSACTION EXPENSES




-----------------------------------------------------------------------------------
  Sales Load on purchase payments                                       None
-----------------------------------------------------------------------------------
 MAXIMUM SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)
 AS A PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED OR WITHDRAWN  8%*
-----------------------------------------------------------------------------------
 Transfer Processing Fee                                        $10 per transfer**
-----------------------------------------------------------------------------------
 Duplicate Contract Charge                                      $30
-----------------------------------------------------------------------------------
 Loan Interest Spread                                           2.00%***
-----------------------------------------------------------------------------------
 Charges for Optional Endorsements
-----------------------------------------------------------------------------------
 Change of Annuitant Endorsement                                $150****
-----------------------------------------------------------------------------------
 Income Payment Increase Endorsement                            $150*****
-----------------------------------------------------------------------------------



* The surrender charge declines to 0% after the Purchase Payment has been in the Contract for seven years. For Contracts issued in connection with plans qualified under Section 457(f) of the Code, the surrender charge will be based on the Contract Year and not on how long the Purchase Payment has been in the Contract.
** The Company currently does not impose this fee.
*** The Loan Interest Spread is the difference between the amount of interest the Company charges you for a loan (at an effective annual rate of 6.50%) and the amount of interest the Company credits to the Loan Account (currently, an effective annual rate of 4.50%), guaranteed to be at least an effective annual rate of 3.00%.
**** There is no charge for the change of annuitant endorsement. However, if you exercise the right provided by this endorsement during the first two Contract Years, the Company reserves the right to charge up to $150 for expenses incurred. This fee will be deducted from Contract Value on a pro-rata basis. ***** There is currently no charge for the Income Payment Increase Endorsement; however, the Company reserves the right to charge up to $150 if the option provided by this endorsement is utilized.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

PERIODIC CHARGES OTHER THAN FUND EXPENSES



-----------------------------------------------------------------------------------
                                                                      $30 per
  Annual Contract Fee                                             Contract Year *
-----------------------------------------------------------------------------------

 Variable Account Annual Expenses
    (as a percentage of average Variable Contract Value):
  ---------------------------------------------------------------------------------
    Mortality and Expense Risk Charge                                   1.15%
    Administrative Charge                                               0.15%
    Total Variable Account Annual Expenses                              1.30%
  ---------------------------------------------------------------------------------
 Annual Charges for Optional Riders and Endorsements:
  ---------------------------------------------------------------------------------
    Maximum Anniversary Value Death Benefit (as a percentage of
    average monthly Contract Value)                                     0.15%
  ---------------------------------------------------------------------------------
    3% Annual Guarantee Death Benefit (as a percentage of
    average monthly Contract Value)                                     0.20%
  ---------------------------------------------------------------------------------
    Earnings Enhanced Death Benefit Rider (as a percentage of
    average monthly Contract Value)                                     0.30%
  ---------------------------------------------------------------------------------
    Spouse Beneficiary Death Benefit Rider (as a percentage of
    average monthly Contract Value)                                     0.05%
  ---------------------------------------------------------------------------------
    Guaranteed Minimum Withdrawal Benefit (as a percentage of
    average monthly Contract Value for the prior year) (for
    riders generally issued before October 30, 2006)                   1.00%**
  ---------------------------------------------------------------------------------
    Guaranteed Minimum Withdrawal Benefit (as a percentage of
    average monthly Contract Value for the prior year) (for
    riders generally issued on and after October 30, 2006, as
    available in your state)                                          0.60%***
  ---------------------------------------------------------------------------------
    Guaranteed Minimum Accumulation Benefit (as a percentage of average monthly Contract Value for the prior year) (for
    riders generally issued before October 30, 2006)                   1.00%**
  ---------------------------------------------------------------------------------
    Guaranteed Minimum Accumulation Benefit (as a percentage of average monthly Contract Value for the prior year) (for
    riders generally issued on and after October 30, 2006, as
    available in your state)                                          0.50%****
  ---------------------------------------------------------------------------------





* This fee is currently waived if the Contract Value is $50,000 or more.


** The Company currently charges .50% per year.


*** This charge is guaranteed for the benefit period. It will not change unless you choose to step-up your benefit. If you choose to step-up your benefit, the charge generally will be the current charge at the time of election.


**** This charge is guaranteed for the benefit period. It will not change unless you elect to step-up your benefit or renew your benefit period. If you choose to step-up or renew your benefit, the charge generally will be the current charge at the time of election.


The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for the Funds.

RANGE OF EXPENSES FOR THE FUNDS




-----------------------------------------------------------------------------------
                                                     MINIMUM         MAXIMUM
-----------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES (total of all
 expenses that are deducted from Fund assets,
 including management fees, and other expenses)        0.46%    --     1.26%
-----------------------------------------------------------------------------------

The expenses used to prepare this table were provided to the Company by the Funds. The expenses shown reflect the highest and lowest expenses incurred for the year ended December 31, 2006, rounded to the nearest one hundredth of one percent. Current or future expenses may be greater or less than those shown. With respect to the Conservative Allocation Fund, Moderate Allocation Fund and the Aggressive Allocation Fund, the expenses shown here also include expenses for the funds acquired by these "fund of funds" investment options.


EXAMPLES OF MAXIMUM CHARGES


These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Examples show the maximum costs of investing in the Contract, including surrender charges, the annual Contract fee (after being converted into a percentage), Variable Account annual expenses, the 3% Annual Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, the Earnings Enhanced Death Benefit, the Guaranteed Minimum Withdrawal Benefit charge for Contracts generally issued before October 30, 2006 (if the version described in this prospectus of the Guaranteed Minimum Withdrawal Benefit rider offered on and after October 30, 2006 is available in your state, your costs would be lower) and the maximum Annual Fund Operating Expenses for the year ended December 31, 2006. These costs reflect the most expensive combination of Contract charges.



The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



(1) If you surrender your Contract (or you annuitize the Contract under Income Payment Option 2A (with fixed Income Payments) or Options 3-8) at the end of the applicable time period:





          ---------------------------------------------------------------------------------------
                 1 YEAR                3 YEARS               5 YEARS              10 YEARS
          ---------------------------------------------------------------------------------------

                 $1,146                $1,827                $2,521                $4,405
          ---------------------------------------------------------------------------------------




(2) If you do not surrender your Contract (or you annuitize the Contract under Income Payout Option 2A (with fixed Payments) or Options 3-8) at the end of the applicable time period:





          ---------------------------------------------------------------------------------------
                 1 YEAR                3 YEARS               5 YEARS              10 YEARS
          ---------------------------------------------------------------------------------------

                  $426                 $1,287                $2,161                $4,405
          ---------------------------------------------------------------------------------------




THE EXAMPLES ARE ILLUSTRATIONS AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. SIMILARLY, YOUR RATE OF RETURN MAY BE MORE OR LESS THAN THE 5% ASSUMED IN THE EXAMPLES.



The Examples provided above assume that no transfer charges, premium taxes, or market value adjustments have been assessed.



For purposes of the Fee Table and Examples, the Company assumes that the Contract is owned before the Payout Date. Different fees and charges apply after the Payout Date. See "Charges and Deductions."



APPENDIX A TO THE PROSPECTUS PROVIDES CERTAIN FINANCIAL INFORMATION CONCERNING THE SUBACCOUNTS, INCLUDING INFORMATION ABOUT ACCUMULATION UNIT VALUES.


                                     SUMMARY

--------------------------------------------------------------------------------

The following section summarizes certain provisions that the Company describes in more detail later in the Prospectus.

                                  THE CONTRACT

Issuance of a Contract. The Company issues Contracts to individuals or to employers or other groups in connection with retirement plans.

Right to Examine Period. You have the right to return the Contract within 10 days after you receive it and the Company will return the Contract Value or the amount required by law. State or federal law may require additional return privileges. You bear the investment risk of investing in the Subaccounts during the Right to Examine Period. Depending on the investment performance of the Subaccounts you select, you may lose money.

Purchase Payments. Generally, you must make payments totaling $5,000 within the first 12 months of the Contract. Certain Qualified Contracts, Section 1035 Contracts, and Contracts sold to employees have lower minimum purchase amounts. Unless you pay the minimum purchase amount in full at the time of application, an automatic purchase payment plan must be established resulting in the minimum purchase amount being paid before the end of the first 12 months after the Contract Issue Date. The Company will add a Contract Value Increase Enhancement to the Owner's Contract Value when the Owner makes a purchase payment if the Owner's cumulative net purchase payments equal or exceed $500,000.

Allocation of Purchase Payments. You may allocate purchase payments to one or more of the Subaccounts of the Variable Account and/or to the Fixed Account. Each Subaccount invests solely in a corresponding underlying Fund. The investment performance of the Fund(s) will affect the Subaccount in which you invest your purchase payments and your Contract Value.



Transfers. On or before the Payout Date, you may transfer all or part of the Contract Value between Subaccount(s) or the Fixed Account, subject to certain restrictions. No fee currently is charged for transfers, but the Company reserves the right to charge $10 for each transfer.



Partial Withdrawal. You may withdraw part of your Contract's Surrender Value by Written Request to the Company on or before the Payout Date, subject to certain limitations.

Surrender. You may surrender the Contract and receive its Surrender Value, by Written Request to the Company before the Payout Date.

Replacement of Existing Contract. It may not be in your best interest to surrender, lapse, change, or borrow from an existing life insurance policy or annuity contract in connection with the purchase of the Contract. Before doing so, you should compare both contracts carefully. Remember that if you exchange another contract for one described in this Prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and under this Contract there will be a new surrender charge period, other charges may be higher, and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

State Variations. Certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. Contact the Home Office or see your Contract for specific variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

Other Annuity Contracts. The Company offers other variable annuity contracts that have different contract features, death benefits, and optional programs. However, these other contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact the Home Office or your sales representative.


Qualified Contracts. An advantage of the Contract is that it provides the ability to accumulate Contract Value on a tax-deferred basis. However, the purchase of a Qualified Contract to fund a tax-qualified retirement plan does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. Therefore, Qualified Contracts should be purchased for other features and benefits offered under the Contract, such as guaranteed death benefit, Income Payment Options, or living benefits such as Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit.

The Contract is available for purchase by individual corporations and other groups. We may reduce or waive certain charges (Surrender Charge, Annual Contract Fee, or other charges) where the size or nature of such sales results in savings to us with respect to sales, administrative, or other costs. We also may reduce or waive charges on Contracts sold to officers, directors, and employees of CUNA Mutual Life Insurance Company or its affiliates.


The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.

Generally, we may reduce or waive charges based on a number of factors, including:

     -  The number of Owners;
     -  The size of the group of purchasers;
     -  The total premium expected to be paid;
     -  Total assets under management for the owner;
     -  The purpose for which the Contracts are being purchased;
     -  The expected persistency of individual Contracts; and
     - Any other circumstances which are rationally related to the expected reduction in expenses.

Contact our service center or your agent for more information about charge reductions and waivers.

                             CHARGES AND DEDUCTIONS

The Contract contains the following charges and deductions:


Surrender Charge (Contingent Deferred Sales Charge). There are no sales charges deducted at the time purchase payments are made. However, a surrender charge is deducted when you surrender or partially withdraw purchase payment(s) within seven years of their being paid.



The surrender charge is 8% of the amount of the payment withdrawn or surrendered within one year of having been paid. The surrender charge decreases by 1% for each full year that has passed since the payment was made, until the seventh full year that has passed since the payment was made, at which point the surrender charge is 0%. Please note, however, that for Contracts issued in connection with plans qualified under Section 457(f) of the Code, the surrender charge is based on the Contract Year and not on the number of years the Purchase Payment has been in the Contract. The surrender charge is 8% of payment withdrawn within one year of the Contract Issue Date. The surrender charge decreases by 1% for each full year that passes from the issue date until the seventh full year has passed, at which point the surrender charge is zero.



For purposes of calculating surrender charges, withdrawals (or surrenders) are considered to come first from contract value in excess of remaining purchase payments, then from remaining purchase payments not subject to surrender charge on a first in first out basis. Next an amount equal to 10% of purchase payments subject to surrender charges is available without surrender charges and is taken by withdrawing payments subject to surrender charge on a first in first out basis until the 10% amount is exhausted. Finally the remaining payments that are subject to surrender charge are withdrawn beginning with the oldest remaining payment.



Annual Contract Fee. The Contract has an annual Contract fee of $30. (This fee is currently waived if the Contract Value is $50,000 or more.)



Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The Company may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts. The charge is deducted at an annual rate of 1.15% of average Variable Contract Value.



Administrative Charge. The Company deducts a daily administrative charge to compensate it for certain administrative expenses it incurs. The charge is deducted at an annual rate of .15% of average Variable Contract Value.



Premium Expense Charge. The Company deducts a charge for any state or local premium taxes applicable to a Contract. The Company reserves the right to deduct premium taxes at the time it pays such taxes. State premium taxes currently range from 0% to 3.5%.



Loan Interest Charge. The Company charges an annual interest rate of 6.50% on loans. The

Company will credit at least 3.00% to amounts held in the loan account to secure a loan. Therefore, the loan interest spread (i.e., the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts in the Loan Account) is 3.50%.


Rider/Endorsement Charges. The Company deducts a charge on each Contract Anniversary for each of three optional death benefit riders. The charge for the Maximum Anniversary Death Benefit rider is 0.15% of the average monthly Contract Value. The charge for the 3% Annual Guarantee Death Benefit rider is 0.20% of the average monthly Contract Value for the prior Contract Year. The charge for the Earnings Enhanced Death Benefit Rider is 0.30% of the average monthly Contract Value for the Contract Year. The charge for the Spouse Beneficiary Death Benefit rider is 0.05% of the average monthly Contract Value. Generally, for contracts issued prior to October 30, 2006, the guaranteed maximum charge for each of the Guaranteed Minimum Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit riders is 1.0% of the average monthly Contract Value for the prior year. Generally, for riders issued on and after October 30, 2006, the current charge for the Guaranteed Minimum Withdrawal Benefit riders is 0.60% of the average monthly Contract Value for the prior Contract Year. Generally for riders issued on and after October 30, 2006, the current annual charge for the Guaranteed Minimum Accumulation Benefit rider is 0.50% of the average monthly Contract Value for the prior Contract Year, subject to state availability.



Charges for the versions of the Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit that are generally offered on and after October 30, 2006 are guaranteed for the benefit period.


The Company also reserves the right to charge an administrative fee, not to exceed $150, under the Income Payment Increase Endorsement and the Change of Annuitant Endorsement.

Transfer Processing Fee. Currently no fee is charged for transfers. However, the Company reserves the right to charge $10 each requested transfer.

Duplicate Contract Request. You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate contract. In addition, a Written Request is needed to request a duplicate Contract.

Fund Expenses. The underlying Funds also charge annual Fund expenses at the ranges shown in the expense table.


Other Information. The Company pays compensation to broker-dealers who sell the contracts.


                                PAYOUT PROVISIONS

You select the Payout Date, subject to certain limitations.

On the Payout Date, the Payout Proceeds will be applied to an Income Payout Option, unless you choose to receive the Surrender Value in a lump sum.

                               FEDERAL TAX STATUS

Generally, any distribution from your Contract may result in taxable income. A 10% federal penalty tax may also apply to distributions before age 59 1/2. For a further discussion of the federal income tax status of variable annuity contracts, see Federal Tax Matters.

 CUNA MUTUAL LIFE INSURANCE COMPANY, CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT,
                                  AND THE FUNDS

--------------------------------------------------------------------------------

                       CUNA MUTUAL LIFE INSURANCE COMPANY

CUNA Mutual Life Insurance Company is a mutual life insurance company originally organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office of the Company is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The telephone number is 1-800-798-5500.


As of December 31, 2006, the Company had approximately $9.3 billion in assets and more than $15.5 billion of life insurance in force.


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT

The Variable Account was established by the Company as a separate account on December 14, 1993. The Variable Account invests in the Funds described below. The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the SEC. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.


The Variable Account is divided into 15 Subaccounts. In the future, the number of Subaccounts may change. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses, are credited to or charged against that Subaccount reflect only the Subaccount's investment experience and not the investment experience of the Company's other assets.




Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Variable Account that exceed the Company's liabilities under the Contracts may be transferred by the Company to the General Account and used to pay its liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

                              THE UNDERLYING FUNDS

The Subaccounts invest in the Ultra Series Fund. The Ultra Series Fund, an affiliate of the Company, is a management investment company of the series type with one or more Funds and is an open-end, management investment company.


The investment objectives and policies of each Fund are summarized below. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES. More detailed information, including a description of risks and expenses, may be found in the Funds' prospectus which must accompany or precede this Prospectus. The Funds' prospectus should be read carefully and retained for future reference. Please contact your agent or call the Home Office to obtain a prospectus for the Ultra Series Fund.




THE ULTRA SERIES FUND

Currently, the Ultra Series Fund offers Funds as investment options under the Contracts.


Conservative Allocation Fund. This Fund seeks income, capital appreciation and relative stability of value by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.



Moderate Allocation Fund. This Fund seeks capital appreciation, income and moderated market risk by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.



Aggressive Allocation Fund. This Fund seeks capital appreciation by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.


Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. AN

INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk.

High Income Fund. This Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.


Diversified Income Fund (formerly Balanced Fund). This Fund seeks a high total return through the combination of income and capital appreciation.





Large Cap Value Fund. This Fund seeks long-term capital growth with income as a secondary consideration.





Large Cap Growth Fund. This Fund seeks long- term capital appreciation.



Mid Cap Value Fund. This Fund seeks long-term capital appreciation.



Mid Cap Growth Fund. This Fund seeks long-term capital appreciation.



Small Cap Value Fund. This Fund seeks long-term capital appreciation.



Small Cap Growth Fund. This Fund seeks long-term capital appreciation.




International Stock Fund. This Fund seeks long-term growth of capital.

Global Securities Fund. This Fund seeks capital appreciation.

MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the trustees of the Ultra Series Fund.

The Funds described above are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment performance and results of the Funds may be lower, or higher, than the investment results of such other (publicly available) portfolios.

There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor or manager and the same investment objectives and policies, and a very similar name.

During extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.

                              AVAILABILITY OF FUNDS

The Variable Account purchases shares of the Ultra Series Fund in accordance with a participation agreement. If the participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund(s) covered by the agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in the Fund.

                                 SERVICING FEES


The Company has entered into agreements with the investment adviser of the Funds pursuant to which the adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of the Company and its affiliates) in the Funds. These percentages are equal to 0.20% of each Fund's average daily net assets. The percentage amount is based on assets of the particular Fund attributable to the Contract issued administered by the Company (or an affiliate). These fees are for administrative services provided to the Funds by the Company and its affiliates. Payments of fees under these agreements by the investment adviser do not increase the fees or expenses paid by the Funds or their shareholders. The amounts the Company receives under these agreements may be significant.

                                  VOTING RIGHTS

Owners with Variable Contract Value are entitled to certain voting rights for the Funds underlying the Subaccounts in which they are invested. The Company will vote Fund shares attributable to Owners at special shareholder meetings based on instructions from such Owners. However, if the law changes and the Company is allowed to vote in its own right, it may elect to do so.


Owners with voting interests in a Fund will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Notification will contain proxy materials and a form with which to give the Company voting instructions. The Company will vote shares for which no instructions are received in the same proportion as those that are received. This means a small number of Owners may control the outcome of the vote. Before the Payout Date, the number of shares which an Owner may vote is determined by dividing the Subaccount Value by the net asset value of that Fund.


On or after the Payout Date, an Owner's voting interest, if any, is determined by dividing the dollar value of the liability for future variable Income Payments to be paid from the Subaccount by the net asset value of the Fund underlying the Subaccount. The Company will designate a date for this determination not more than 90 days before the shareholder meeting.

                               MATERIAL CONFLICTS

The Funds are offered through other separate accounts of the Company and directly to employee benefit plans affiliated with the Company. The Company does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interest of the Variable Account and one or more of the other separate accounts in which these Funds participate. Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Owners and those of owners of other types of contracts issued by the Company. Material conflicts could also arise between the interests of Owners (or owners of other types of contracts issued by the Company) and the interests of participants in employee benefit plans invested in the Funds. If a material conflict occurs, the Company will take steps to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the Fund(s) involved in the conflict.



                           SUBSTITUTION OF SECURITIES

The Company may substitute shares of other mutual funds for shares already purchased or to be purchased in the future if either of the following occurs:

     1) shares of a current Fund are no longer available for investment; or
     2) further investment in a Fund is inappropriate.

The substituted funds may have higher fees and expenses. Funds may be added to the product, but their availability may be limited to certain classes of Owners. Funds may also be closed to allocations of purchase payments or Contract Value, or both, and to all or only certain classes of Owners. No substitution, elimination, or combination of shares may take place without the approval of the SEC and applicable state insurance departments.

                                THE FIXED ACCOUNT

The Fixed Account is an investment option that is funded by assets of the Company's General Account and pays interest at declared rates. The General Account contains all of the Company's assets other than those in separate accounts. It is used to support the Company's annuity and insurance obligations and may contain compensation for mortality and expense risks. The General Account is not subject to the same laws as the Variable Account and the SEC has not reviewed material in this Prospectus relating to the Fixed Account. However, information relating to the Fixed Account is subject to federal securities laws relating to accuracy and completeness of Prospectus disclosure.

Purchase payments will be allocated to the Fixed Account by election of the Owner.

The Company intends to credit amounts in the Fixed Account with interest at current rates in excess of the minimum fixed rate but is not obligated to do so. The Company has no specific formula for determining current interest rates. The Fixed Period selected will determine the current guaranteed interest rate for that Fixed Amount. Once an interest rate is declared for a Fixed Amount, it is guaranteed for the duration of the Fixed Period. Fixed Contract Value will not share in the investment performance of the Company's General Account. Any interest credited on Fixed Amounts in excess of the minimum guaranteed effective rate will be determined in the sole discretion of the Company. The Owner therefore assumes the risk that interest credited may not exceed the minimum fixed rate.

We reserve the right to restrict Purchase Payments and transfers to the Fixed Account if the yield on investments does not support the statutory minimum interest rate or if your Fixed Account Value exceeds $1,000,000.

PRESERVATION PLUS PROGRAM

An Owner may elect to allocate the initial Net Purchase Payment between the Fixed Account and the Variable Account so that at the end of the Fixed Period the portion of the initial Net Purchase Payment allocated to the Fixed Account will equal the initial Net Purchase Payment. This would permit the Owner to allocate the remaining portion of the initial Net Purchase Payment to one or more Subaccounts and still be certain of having a Contract Value at the end of the Fixed Period at least equal to the initial Net Purchase Payment. Upon request, the Company will calculate the portion of any Net Purchase Payment that must be allocated to a particular Fixed Period to achieve this result.

FIXED CONTRACT VALUE

The Fixed Contract Value reflects:

     - Net Purchase Payments allocated to and Contract Value transferred to the Fixed Account,
     -  Interest credited to Contract Value in the Fixed Account,
     -  Transfers of Contract Value out of the Fixed Account,
     - Surrenders and partial withdrawals from the Fixed Account (including any applicable market value adjustments and surrender charges), and
     -  Charges assessed in connection with the Contract.

Fixed Amounts are withdrawn or surrendered on a first-in-first-out basis. The Fixed Account value is the sum of Fixed Amounts under the Contract. The Fixed Contract Value is guaranteed to accumulate at a minimum effective annual interest rate shown on your data pages.

The Fixed Account varies according to the state in which the Contract is issued. The Company offers Fixed Periods varying in duration from one year to 10 years and the Company may impose a market value adjustment on amounts withdrawn prior to the expiration of a Fixed Period, if allowed by state law. Not all Fixed Periods are available in all states and some states may not allow Fixed Periods or a Fixed Account. Contact the Company for information on the availability of the Fixed Account and Fixed Periods in your state.

An Owner may allocate some or all of the Net Purchase Payments and transfer some or all of the Contract Value to the Fixed Account for selected periods of time from one to ten years.

The Company also intends to offer special Fixed Period options that require minimum monthly transfers to other Subaccounts throughout the Fixed Period (the "DCA One Year Fixed Period & DCA 6-month fixed Period"). Purchase Payments may be allocated to the DCA One Year Fixed Period or the DCA 6-month Period, but transfers in are not allowed. Purchase Payment allocations to certain Fixed Periods may be limited to three years in some states.

FIXED PERIODS


From time to time, the Company will offer to credit Fixed Contract Value with interest at specific guaranteed rates for specific periods of time. These periods of time are known as Fixed Periods. The Company may offer one or more Fixed Periods of one to ten years' duration at anytime. The Company will publish an effective annual interest rate applicable to each Fixed Period being offered at that time. Net Purchase Payments allocated or Contract Value transferred to a Fixed Period is guaranteed to earn that rate of interest for each year of the period (provided that such payments and Contract Value are not withdrawn during the Fixed Period or surrendered). The interest rates available at any time will vary with the number of years in the Fixed Period but will always meet or exceed the Fixed Account minimum guaranteed interest rate in effect at the time the interest rate is disclosed.

Fixed Periods begin as of the date Net Purchase Payments or transfers of Contract Value are made to them and end when the number of year(s) in the Fixed Period have elapsed. The last day of the Fixed Period is the expiration date for the Fixed Period. Owners may not select Fixed Periods with expiration dates later than the Contract's current Payout Date.

During the 30-day period prior to the expiration of a Fixed Period, the Owner may transfer the Fixed Amount related to that Fixed Period to any new Fixed Period (except a DCA Fixed Period) or Subaccount available at that time. Such transfers may be made at any time from the DCA One Year Fixed Period and DCA 6-month Fixed Period. In addition, monthly transfers from the DCA One Year Fixed Period and DCA 6-month Fixed Period to the Subaccount(s) you designate are required. If no Subaccount is designated, transfers will be made to the Money Market Subaccount. The minimum transfer amount is the monthly sum required to fully amortize the Fixed Amount as of the expiration date of the DCA Fixed Period.

If, at the expiration of a Fixed Period, less than one year remains until the Payout Date, the Company will credit interest to the Fixed Amount at the guaranteed rate the Company declares for that purpose. The declared rate is guaranteed not to be less than the Fixed Account minimum guaranteed rate the Company describes above. For Fixed Periods other than the DCA One Year Fixed Period and DCA 6-month Fixed Period, the Company will notify Owners of the available Fixed Periods and Subaccounts 30 days prior to the expiration of a Fixed Period.

If an Owner does not respond to the notice with instructions as to how to reinvest the Fixed Amount, then on the expiration date the Company will invest the Fixed Amount in another Fixed Period of the same duration as the expiring period. If no Fixed Period of equal duration is available at that time, the Company will reinvest the Fixed Amount in the next closest Fixed Period available. If the duration of that next closest Fixed Period will extend beyond the Payout Date, you will incur a market value adjustment on the Payout Date, if permitted by your state.

FIXED ACCOUNT MINIMUM GUARANTEED INTEREST RATE

Contracts issued on or after May 1, 2006: The Fixed Account minimum guaranteed interest rate is 3.00% for the life of your contract. Certain states may utilize an indexed guaranteed minimum guaranteed interest rate, as described under Contracts Issued Prior to May 1, 2006. See your Contract for details or call the Home Office for further information on availability in your state.

Contracts issued prior to May 1, 2006: All states except PA, WY, and PR:

The Fixed Account minimum guaranteed interest rate as of your Contract Issue Date is shown on the data pages. In all states except PA, WY and PR, the Fixed Account minimum guaranteed interest rate will be recalculated each calendar quarter (on each January 1, April 1, July 1, and October 1). The Fixed Account minimum guaranteed interest rate will apply to new Fixed Amounts from Net Purchase Payments and transfers, and will never be less than the lesser of:

         (a) 3.00%; or
         (b) the interest rate determined as follows:
     - the average of the three applicable monthly five-year Constant Maturity Treasury (CMT) rates reported by the Federal Reserve (described below), and rounded out to the nearest 0.05%; MINUS
     -  1.25%; AND
     -  subject to a minimum interest rate of 1.00%.

The three monthly five-year CMT rates used in the calculation above are as follows:

     - the prior September, October, and November monthly five-year CMT rates will be used to determine the first quarter interest rate that is effective each January 1;
     - the prior December, January, and February monthly five-year CMT rates will be used to determine the second quarter interest rate that is effective each April 1;

     - the prior March, April, and May monthly five-year CMT rates will be used to determine the third quarter interest rate that is effective each July 1; and
     - the prior June, July, and August monthly CMT rates will be used to determine the fourth quarter interest rate that is effective October 1.



For Contracts issued prior to May 1, 2006: PA, WY and PR: In PA, WY and PR, the minimum rate will be fixed for the life of the Contract at 1.50% or 3.00%. See your Contract for details or call the Home Office for further information on availability in your state.

MARKET VALUE ADJUSTMENT

The Company will impose a market value adjustment on Fixed Amounts withdrawn or surrendered, loaned, or applied to an Income Payout Option from a Fixed Period of 3 years or greater before expiration of the period except when such a withdrawal, surrender, loan, or annuitization occurs during the last 30 days of the period. The market value adjustment is calculated by multiplying the amount surrendered, withdrawn, loaned, or annuitized by the following factor:

                              0.70 x (I - J) x n/12


Where:

     I = the guaranteed interest rate then being offered for a new Fixed Period equal in duration and type to the period from which the Fixed Amount is being withdrawn. If a Fixed Period of such duration is not being offered, "I" equals the linear interpolation of the guaranteed interest rates for the Fixed Periods then available. If the Fixed Periods needed to perform the interpolation are not being offered, "I" equals the interest rate being paid on the Treasury Constant Maturity Series published by the Federal Reserve Board for Treasury securities with remaining maturities equal to the duration of the appropriate Fixed Period. If no published rates are available for maturities equal to the duration of the appropriate Fixed Period, linear interpolation of other published rates will be used. The interest rate being credited to a DCA Fixed Period will not be used as a factor in any market value adjustment calculation.

     J = the guaranteed interest rate then being credited to the Fixed Amount being withdrawn.

     n = the number of complete months remaining until the expiration of the Fixed Period.

At a time when I exceeds J, the market value adjustment will reduce the portion of any Fixed Amount available for withdrawal, surrender or application to an Income Payout Option. At a time when J exceeds I, the market value adjustment will increase the portion of any Fixed Amount available for withdrawal, surrender, borrowing, or application to an Income Payout Option. Moreover, in no event will:

     - the market value adjustment exceed an amount equal to the total interest earned (for all Fixed Amounts) that is in excess of the effective annual rates(s) based on the Fixed Account minimum guaranteed interest in effect for each Fixed Amount;
     - the application a market value adjustment cause the sum of any surrender charges and market value adjustment for a Fixed Amount be greater than 10% of the amount withdrawn; or
     - the market value adjustment reduce the amounts withdrawn or transferred below the amount required under the nonforfeiture laws of the state with jurisdiction over the Contract.

The total amount withdrawn or surrendered could be less than the total purchase payments because of the cumulative effect of the market value adjustment and surrender charge. The market value adjustment is calculated separately for each Fixed Amount and is applied before any surrender charge. Owners must instruct the Company as to which Fixed Periods should be withdrawn or surrendered. Within any Fixed Period, Fixed Amounts are treated separately for purposes of determining any market value adjustment. The market value adjustment does not apply to amounts allocated to a DCA Fixed Period or any Fixed Period less than 3 years. In addition, a market value adjustment does not apply to the calculation of a death benefit or to amounts deducted from Fixed Contract Value by the Company as fees or charges.

Any applicable market value adjustment(s) will be deducted from or added to the remaining Fixed Amount(s), if any, or from all remaining Fixed Amounts on a pro-rata basis. If, at the time a partial withdrawal is requested from a Fixed Amount, the Fixed Account value would be insufficient to permit the deduction of the market value adjustment from any remaining Fixed Amounts, then the Company will not permit the partial withdrawal.

The Company may waive the market value adjustment in certain circumstances. (See CHARGES AND DEDUCTIONS.) The imposition of a market value adjustment may have significant federal income tax consequences. (See FEDERAL TAX MATTERS.) In certain states, the market value adjustment provisions may not apply. See your Contract for more information.



                           DESCRIPTION OF THE CONTRACT

--------------------------------------------------------------------------------

ISSUANCE OF A CONTRACT

In order to purchase a Contract, application must be made through a representative of CUNA Brokerage Services, Inc. ("CUNA Brokerage") or a representative of a broker-dealer that has a selling agreement with CUNA Brokerage. Applications and initial purchase payments submitted to such sales representatives cannot be processed until the Company receives them from such representatives at the Home Office. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code. Neither the Owner nor the Annuitant may be older than age 85 on the Contract Issue Date.

The Company may also be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.

RIGHT TO EXAMINE

The Contract provides for an initial "right to examine" period. The Owner has the right to reject the Contract for any reason within ten days of receiving it. In some states this period may be longer than ten days. Depending upon the state of issuance of the Contract, the Owner is subject to market risk during the Right to Examine period.

The Contract may be returned, along with a Written Request, to the Home Office or sales representative, within 10 days of receipt. The Company will cancel the Contract and refund the Contract Value or another amount required by law as of the date the Home Office receives a complete Written Request. The refunded Contract Value will reflect the deduction of any Contract charges, unless otherwise required by law. State and/or federal law may provide additional return privileges.

Liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to the Owner will be paid by the Company.

PURCHASE PAYMENTS

The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount the Company must receive during the first 12 months of the Contract is:




-------------------------------------------------
-------------------------------------------------
 $5,000                   Except as described
                          below.
 $2,000                   For Contracts that
                          qualify for special
                          federal income tax
                          treatment under
                          Sections 401, 403(b),
                          408, 408A, or 457 of
                          the Code. This category
                          includes qualified
                          pension plans, tax-
                          sheltered annuities,
                          individual retirement
                          accounts, and certain
                          deferred compensation
                          plans.
-------------------------------------------------
 The Value of a Contract  The value of a Contract
                          exchanged pursuant to
                          Section 1035 of the
                          Code, if the Company
                          approves the
                          transaction prior to
                          the exchange.
-------------------------------------------------
 $2,000                   For a Contract sold to
                          employees of the
                          Company and its
                          subsidiaries, to
                          employees of CUNA
                          Brokerage and its
                          subsidiaries, and to
                          registered
                          representatives and
                          other persons
                          associated with CUNA
                          Brokerage. This
                          category includes both
                          individual retirement
                          accounts and non-
                          individual retirement
                          accounts.
-------------------------------------------------


Unless the minimum purchase amount is paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under the Company's automatic purchase payment plan, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union account, bank account or other source.

The amount paid at time of application and the regular payment schedule established under the automatic purchase plan must total at least the amount shown above as a minimum purchase amount. For example, if $5,000 is the required minimum purchase amount, a $2,000 payment at the time of application and an automatic payment plan amount of $272.73 a month for the next 11 months would be sufficient. Similarly, if $2,000 is the required minimum purchase amount, an initial purchase payment of $166.74 and an automatic payment plan amount of $166.66 for each of the next 11 months would be sufficient. (Tax law limits the amount of annual contributions that the Company is permitted to accept for an individual retirement account, except in the case of a rollover or transfer.)

The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant's lifetime and before the Payout Date. Additional purchase payments after the initial purchase payment are not required (so long as the minimum purchase amount has been paid).



The Company reserves the right not to accept: (1) purchase payments received after the Contract Anniversary following the Annuitant's 85th birthday, (2) purchase payments of less than $100, (3) purchase payments in excess of $1 million, and (4) any additional purchase payments, if mandated under applicable law.

CONTRACT VALUE INCREASE ENHANCEMENT

When the Owner makes a purchase payment the Company will enhance the Owner's Contract Value by an increase percentage if the Owner's cumulative net purchase payments meet or exceed $500,000. Cumulative net purchase payments equal the total of all net purchase payments that the Company has received less any partial withdrawals (including any associated surrender charges) that the Owner has made.

The amount of the Contract Value Increase Enhancement varies by cumulative net purchase payment levels. The chart below sets forth the cumulative net purchase payment levels with the associated increase percentages:

                               ENHANCEMENT AMOUNTS




-------------------------------------------------------
          CUMULATIVE NET PURCHASE      INCREASE
              PAYMENT LEVELS          PERCENTAGE
-------------------------------------------------------

       $500,000 through $999,999.99      .50%
-------------------------------------------------------
           $1,000,000 and above          .70%
-------------------------------------------------------



The Company will calculate the Contract Value Increase enhancement as follows:

     (a) cumulative net purchase payments; multiplied by
     (b) the applicable increase percentage; minus
     (c) any prior increases to Contract Value as a result of the Contract Value Increase enhancement.


The Company will allocate the amount of the Contract Value Increase Enhancement according to the Owner's current purchase payment allocation in effect as of the date of the enhancement.


The Company funds the Contract Value Increase Enhancement from its general account, and does not charge Owners for the Contract Value Increase Enhancement.

The Company will treat the Contract Value Increase Enhancement as Contract earnings. The Contract Value Increase Enhancement will not be subject to any applicable surrender charge. The Contract Value Increase Enhancement may not be available in all states.



ALLOCATION OF PURCHASE PAYMENTS

The Company allocates purchase payments to Subaccounts and/or the Fixed Account as instructed by the Owner. An allocation to a Subaccount must be for at least 1% of a purchase payment and be in whole percentages. An allocation to the Fixed Account must be for at least $1,000. A requested allocation of less than $1,000 to the Fixed Account will be transferred to the Money Market Subaccount.

If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment will be allocated to one or more of the Subaccounts or to the Fixed Account within two Valuation Days of receipt by the Company at the Home Office. If the application is not properly completed, the Company reserves the right to retain the purchase payment for up to five Valuation Days while it attempts to complete the application. If information which completes the application is received after 3:00 p.m. Central Time, the initial Net Purchase Payment will be allocated on the next Valuation Day. If the application is not complete at the end of the 5-day period, the Company will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to the Company retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment will be allocated as designated by the Owner within two Valuation Days.

The Company will process additional purchase payments at the Accumulation Unit value next determined after the Company receives the purchase payments at the Home Office.

CONTRACT VALUE

The Contract Value is the sum of Variable Contract Value, Fixed Contract Value and the value in the Loan Account.

Determining the Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period and reflects the investment experience of the selected Subaccounts, after applicable charges. The value will be the total of the values attributable to the Contract in each of the Subaccounts (i.e. Subaccount Value). The Subaccount Values are determined by multiplying that Subaccount's Accumulation Unit value by the number of Accumulation Units.



Determination of Number of Accumulation Units. Any Net Purchase Payment and Contract Value Increase Enhancements if applied, allocated to a Subaccount or Contract Value transferred to a Subaccount is converted into Accumulation Units of that Subaccount. The number of Accumulation Units is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount. The number of Accumulation Units is increased by additional purchase payments and Contract Value Increase Enhancements, if applicable, or allocations.

The number of Accumulation Units does not change as a result of investment experience.

Any Contract Value transferred, surrendered or deducted from a Subaccount is processed by canceling or liquidating Accumulation Units. The number of Accumulation Units canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value.

Determination of Accumulation Unit Value. The Accumulation Unit value for a Subaccount is calculated for each Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

     (1) Is:

          (a) the net assets of the Subaccount as of the end of the Valuation Period;
          (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

     (2) The daily charges for mortality and expense risks and administrative expenses and any applicable redemption fees multiplied by the number of days in the Valuation Period.

     (3) The number of Accumulation Units outstanding as of the end of the Valuation Period. The value of an Accumulation Unit may increase or decrease as a result of investment experience.

TRANSFER PRIVILEGES

General. Before the Payout Date, the Owner may make transfers between the Subaccounts and the Fixed Account as described below.

     - Transfers to the Fixed Account must be at least $1,000 (lesser amounts received are allocated to the Money Market Subaccount).
     - Transfers are not allowed to the DCA 6-month Fixed Period or the DCA One Year Fixed Period.
     - Except for the DCA 6-month Fixed Period and the DCA One Year Fixed Period, transfers out of a Fixed Period are permitted only during the 30-day period before the expiration of that Fixed Period.
     - Transfers from the DCA 6-month Fixed Period and the DCA One Year Fixed Period may be made throughout the Fixed Period.
     - A minimum monthly transfer to the designated Subaccounts is required from each DCA Fixed Period. If no Subaccounts are designated, the minimum transfer amount will be transferred to the Money Market Subaccount. The minimum transfer amount is the monthly sum that will amortize the DCA Fixed Period on its expiration date.
     - You cannot transfer to a Fixed Period if that Fixed Period's duration would extend beyond the Payout Date.


Amounts transferred to a Subaccount will receive the Accumulation Unit value next determined after the transfer request is received. The Company must receive a transfer request by 3:00 p.m. Central Time on a Valuation Day at its Home Office to process your transfer request on that Valuation Day.


No fee is currently charged for transfers but the Company reserves the right to charge $10 for each transfer. Transfers from a DCA Fixed Period are not subject to any transfer fees that we may impose.

Subject to the above, there is currently no limit on the number of transfers that can be made among or between Subaccounts or to or from the Fixed Account.

Transfers may be made by Written Request, fax, Internet, or by telephone.

The Company will send a written confirmation of all transfers. The Company will use reasonable procedures to confirm that fax, Internet, or telephone instructions are genuine. These procedures may include requiring callers to identify themselves and the Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information. There are risks associated with fax, Internet, or telephone transactions that don't occur if a Written Request is submitted. Anyone authorizing or making fax, Internet, or telephone requests bears those risks. The Company will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized fax, Internet, or telephone requests that the Company believes are genuine. The Company may record telephone requests. The Company reserves the right to suspend telephone (and facsimile) instructions at any time for any class of Contracts for any reason.




Internet and telephone (and facsimile) service may not always be available. Any Internet or telephone (and facsimile), whether it is yours, your service provider's, your sales representative's, or the Company's, can experience outages or slowdowns for a variety of reasons. For example, telephone communications may not be available due to natural disasters (such as hurricanes or earthquakes), man-made disasters (such as acts of terrorism, computer failures, electrical blackouts, or certain fires), or simply because of a high number of calls (which is likely to occur during periods of high market turbulence). These outages or slowdowns may delay or prevent processing your request. Although the Company has taken precautions to help its systems handle heavy use, it cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to the Home Office.


The Company may modify, restrict, or terminate the transfer privileges at any time for any reason.


Additional Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners invested in the Subaccounts, not just those making the transfers.


In order to try to protect Owners and the Funds from potentially harmful trading activity, the Company has certain market timing policies and procedures (the "Market Timing Procedures").

Detection. The Company employs various means in an attempt to detect, deter, and prevent frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. The Company may vary the Market Timing Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, the Company will apply the Market Timing Procedures, including any variance in the Market Timing Procedures by Subaccount, uniformly to all Owners. The Company also coordinates with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Market Timing Procedures.

Please note that despite its best efforts, the Company may not be able to detect nor stop all harmful trading.


Deterrence. Once an Owner has been identified as a "market timer" under the Market Timing Procedures, the Company notifies the Owner that from that date forward, for three months from the date the Company mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.


In its sole discretion, the Company may revise the Market Timing Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). The Company also reserves the right, to the extent permitted by applicable law, to implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, the Company may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, the Company also reserves the right to defer the transfer privilege at any time that it is unable to purchase or redeem shares of the Funds.

The Company currently does not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than the Company's in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

The Company's ability to detect and deter such transfer activity is limited by its operational and technological systems, as well as by its ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection.

Accordingly, despite the Company's best efforts, it cannot guarantee that the Market Timing Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. The Company applies the Market Timing Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the polices and procedures the Company has adopted to discourage market timing and other programmed, large, frequent, or short-term transfers.



Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order the Company submits may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent the Company from implementing your request.

Dollar Cost Averaging. Dollar Cost Averaging is a long-term transfer program that allows you to make regular (monthly, quarterly, semi-annual, or annual) level investments over time. The level investments will purchase more Accumulation Units when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. If continued over an extended period of time, the dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not guarantee a profit or protect against a loss.

Dollar Cost Averaging (DCA) Transfers. An Owner may choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) a specified dollar amount from the Money Market Subaccount to one or more Subaccounts. A minimum monthly amount must be systematically transferred from the DCA 6-month Fixed Period and the DCA One Year Fixed Period to one or more Subaccounts. The minimum monthly transfer amount is the monthly sum that will amortize the DCA Fixed Period on its expiration date. The Company reserves the right to stop DCA transfers from the Subaccount that invests in the Money Market Fund.

Portfolio Rebalancing. An Owner may instruct the Company to automatically transfer (on a quarterly, semi-annual, or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts. Owners may start and stop automatic Variable Contract Value rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If an Owner elects automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), the Company will allocate Variable Contract Value in accordance with the Owner's currently effective purchase payment allocation schedule. This is not applicable if the purchase payment allocations include an allocation to the Fixed Account.) If the Owner does not specify a frequency for rebalancing, the Company will rebalance quarterly. The Company has the right to stop the portfolio rebalancing programs.

Other Types of Automatic Transfers. An Owner may also choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value from one Subaccount to another. Such automatic transfers may be: (1) a specified dollar amount, (2) a specified number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.

Owners may also automatically transfer the interest from a Fixed Period of the Fixed Account to one or more of the Subaccounts. The minimum DCA or automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount or DCA Fixed Period from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Variable Contract Value in the Subaccount or DCA Fixed Period from which transfers are being made is depleted to zero; (2) the Owner cancels the election; or (3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions. The Company will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. The Company reserves the right to stop the automatic transfer programs.

SURRENDERS (REDEMPTION) AND PARTIAL WITHDRAWALS

Surrenders. At any time on or before the Payout Date, the Owner may surrender the Contract and receive its Surrender Value by Written Request to the Company. The Company will process the surrender at the Accumulation Unit value next determined after the Written Request is received at the Home Office. The Company must receive your surrender request by 3:00 p.m. Central Time on a Valuation Day to process the request on that Valuation Day. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an Income Payout Option. The Company may apply a market value adjustment and surrender charge upon surrender. However, the Company does not apply a surrender charge on Contract Value Increase Enhancements.


Partial Withdrawals. At any time on or before the Payout Date, an Owner may make withdrawals of the Surrender Value. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. The Company will process the withdrawal at the Accumulation Unit value next determined after the request is received at the Home Office. The Company must receive your partial surrender request by 3:00 p.m. Central Time at its Home Office on a Valuation Day to process the request on that Valuation Day. The Company may apply a market value adjustment and surrender charge upon partial withdrawal, which will be deducted from the remaining Contract Value. However, the Company does not apply a surrender charge on Contract Value Increase Enhancements.


The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or the Fixed Account. If the Owner does not so specify, or if the amount in the designated Subaccounts or the Fixed Account is not enough to comply with the request, the partial withdrawal (and any applicable market value adjustment and surrender charge) will be made proportionately from the accounts.

A contingent deferred sales charge may apply to surrenders and partial withdrawals.


Systematic Withdrawals. Owner(s) may elect to receive periodic partial withdrawals under the Company's systematic withdrawal plan. Such withdrawals will be assessed surrender charges. Under the plan, the Company will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis) from designated Subaccounts. Such withdrawals must be at least $100 each. Generally, Systematic Withdrawals may only be made from Variable Contract Value subaccounts. However, Systematic Withdrawals can be made from the Fixed Account to satisfy Required Minimum Distributions. Additionally, the Company will allow Systematic Withdrawals of interest from Fixed Periods of the Fixed Account. Please note that withdrawals from the Fixed Account may be subject to a market value adjustment. The $100 minimum withdrawal requirement may be waived if the withdrawal is necessary to meet the required minimum distribution under the Code; however, any applicable surrender charge and market value adjustment will continue to apply. Generally, Owners should be at least age 59 1/2 to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments. Beginning a systematic withdrawal plan before the owner reaches age 59 1/2 may have federal income tax implications.


The withdrawals may be: (1) a specified dollar amount, (2) a specified whole number of

Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner's required minimum distribution under the Code.


Participation in the systematic withdrawal plan will terminate the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge unless one of the exceptions noted below applies).


With regard to (4), an Owner may, by Written Request, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if the withdrawal is necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, the Company will continue systematic withdrawals even though a surrender charge is deducted.

Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988;
(ii) earnings on those contributions; and iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, severance from employment, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.



Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

There may be federal income tax implications to surrenders and partial withdrawals. Owners should consult with their tax adviser before requesting a surrender or partial withdrawal. The Company reserves the right to stop offering the systematic withdrawal plan at any time.

CONTRACT LOANS

Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title 1 of the Employee Retirement Income Security Act of 1974) may borrow from the Company using their Contracts as collateral. Loans are subject to the terms of the Contract, the retirement program and the Code. Loans are described in more detail in the SAI.

DEATH BENEFIT BEFORE THE PAYOUT DATE

Naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your sales representative or financial advisor.

Death of an Owner. If any Owner dies before the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. In the latter event, the surviving Annuitant becomes the Owner.

The following options are available to a sole surviving Owner or a new Owner:

     (1) If the Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

     (2) If the Owner is not the spouse of the deceased Owner he or she may elect, within 60 days of the date the Company receives Due Proof of
         Death:

          (a) to receive the Surrender Value in a single sum within 5 years of the deceased Owner's death; or

          (b) to apply the Surrender Value within 1 year of the deceased Owner's death to one of the Income Payout Options provided that payments under the option are payable over the new Owner's life or over a period not greater than the new Owner's life expectancy.

If he or she does not elect one of the above options, the Company will pay the Surrender Value five years from the date of the deceased Owner's death.

Under any of these options, sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner's death until the date that the Surrender Value is paid.

Death of the Annuitant. If the Annuitant dies before the Payout Date, the Company will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum. (Owners and Beneficiaries also may name successor Beneficiaries.) If there is no surviving Beneficiary, the Company will pay the death benefit to the Owner or the Owner's estate. In lieu of a lump sum payment, the Beneficiary may elect, within 60 days of the date the Company receives Due Proof of Death of the Annuitant, to apply the death benefit to an Income Payout Option. If the Annuitant who is also an Owner dies, the Beneficiary may only apply the death benefit payment to an Income Payout Option if:

     (1) payments under the option begin within 1 year of the Annuitant's death; and

     (2) payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

In lieu of a lump sum payment, if the Beneficiary is the deceased Annuitant's spouse, then he or she may elect to continue the Contract.

Basic Death Benefit. The basic death benefit is an amount equal to the greater of:

     (1) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Date the Company receives Due Proof of Death; or

     (2) Contract Value as of the Valuation Date the Company receives Due Proof of Death;

The death benefit will be reduced by any outstanding Loan Amount and any applicable premium expense charges not previously deducted. The Contract also offers additional guaranteed death benefit choices as riders to the Contract. These additional choices enhance the death benefit and are available at an additional charge. Please see the Riders section for more details.

PROPORTIONAL ADJUSTMENT FOR PARTIAL WITHDRAWALS


When calculating the death benefit amount, as described above, an adjustment is made to aggregate Net Purchase Payments for partial withdrawals taken from the Contract. The proportional adjustment for partial withdrawals is calculated by dividing (1) by (2) and multiplying the result by (3) where:


     (1) Is the partial withdrawal amount;

     (2) Is the Contract Value immediately prior to the partial withdrawal; and


     (3) Is the sum of Net Purchase Payments immediately prior to the partial withdrawal less any adjustment for prior partial withdrawals (including any applicable market value adjustments and surrender charges).


                              MISCELLANEOUS MATTERS

--------------------------------------------------------------------------------

PAYMENTS

Any surrender, partial withdrawal, Contract loan, or death benefit usually will be paid within seven days of receipt of a Written Request, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

     (1) the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or


     (2) the SEC permits the postponement for the protection of Owners; or

     (3) the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

If a recent check or draft has been submitted, the Company has the right to delay payment until it has assured itself that the check or draft has been honored.


The Company has the right to defer payment of any surrender, partial withdrawal, or transfer from the Fixed Account for up to six months from the date of receipt of Written Request for such a surrender or transfer. In addition, the Company may defer payment from the Fixed Account for up to two months from the date we receive Due Proof of Death. Interest will be added to the amount paid, if required by a particular jurisdiction. Interest will be calculated at the rate required and for a time period required by law or regulation.


If mandated under applicable law, the Company may be required to reject a purchase payment. The Company may also be required to provide additional information about your account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

MODIFICATION

Upon notice to the Owner and as permitted by applicable law, the Company may modify the Contract:

     (1) to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency;

     (2) to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

     (3) to reflect a change in the operation of the Variable Account;

     (4) to combine the Variable Account with any of our other separate accounts and/or create new separate accounts;

     (5) to transfer the assets of any Subaccount to any other Subaccount, and to add new Subaccounts and make such Subaccounts available to any class of contracts as we deem appropriate;

     (6) to transfer assets from the Variable Account to another separate account;

     (7) to deregister the Variable Account under the 1940 Act if such registration is no longer required;

     (8) to operate the Variable Account as a management investment company under the 1940 Act (including managing the Variable Account under the direction of a committee) or in any other form permitted by law;

     (9) to restrict or eliminate any voting rights of Owners or other persons having such rights as to the Variable Account;

     (10) to add new funds or remove existing funds;

     (11) to eliminate or combine any subaccounts and transfer the assets of any subaccount to any other subaccount; or



     (12) to make any other changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulation.

In the event of most such modifications, the Company will make appropriate endorsement to the Contract.



REPORTS TO OWNERS

At least annually, the Company will mail to each owner, at such owner's last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Fixed Amount) of the Contract, purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report and any further information required by any applicable law or regulation.

INQUIRIES

Inquiries regarding a Contract may be made in writing to the Company at its Home Office.

                              INCOME PAYOUT OPTIONS

--------------------------------------------------------------------------------

PAYOUT DATE AND PROCEEDS

The Owner selects the Payout Date. For Non-Qualified Contracts, the Payout Date may not be after the later of the Contract Anniversary following the Annuitant's 85th birthday or 10 years after the Contract Issue Date. For Qualified Contracts, the Payout Date must be no later than the Annuitant's age 70 1/2 or any other date meeting the requirements of the Code.

The Owner may change the Payout Date subject to the following limitations: (1) the Owner's Written Request must be received at the Home Office at least 30 days before the current Payout Date, and (2) the requested Payout Date must be a date that is at least 30 days after receipt of the Written Request.

On the Payout Date, the Payout Proceeds will be applied under the Single Life Income Option with ten years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. Unless the Owner instructs the Company otherwise, amounts in the Fixed Account will be used to provide a Fixed Income Payout Option and amounts in the Variable Account will be used to provide a variable Income Payout Option.



The Payout Proceeds equal the Contract Value:

     (1) plus or minus any applicable market value adjustment;

     (2) minus any applicable surrender charge if Income Payout Option 1 or Option 2 (with variable Income Payments) are selected;

     (3) minus the pro-rated portion of the annual Contract fee or rider charges (unless the Payout Date falls on the Contract Anniversary);

     (4) minus any applicable Loan Amount; and

     (5) minus any applicable premium expense charge not yet deducted.


ELECTION OF INCOME PAYOUT OPTIONS

On the Payout Date, the Payout Proceeds will be applied under an available Income Payout Option, unless the Owner elects to receive the Surrender Value in a single sum. If an election of an Income Payout Option is not on file at the Home Office on the Payout Date, the proceeds will be paid as a life income annuity with payments for ten years guaranteed. An Income Payout Option may be elected, revoked, or changed by the Owner at any time before the Payout Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Request. The Owner may elect to apply any portion of the Payout Proceeds to provide either variable Income Payments or fixed Income Payments or a combination of both.

The Company reserves the right to refuse the election of an Income Payout Option other than paying the Payout Proceeds in a lump sum if the total amount applied to an Income Payout Options would be less than $2,500, or each Income Payment would be less than $20.00.



FIXED INCOME PAYMENTS

Fixed Income Payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. The amount of each payment depends only on the form and duration of the Income Payout Option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the Income Payments and the applicable income purchase rates in the Contract. Except for Options 1 and 2A, the income purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. For Options 1 and 2A, the income purchase rates are based on an effective annual interest rate of 2.0%. The Company may, in its sole discretion, make Income Payments in an amount based on a higher interest rate.

VARIABLE INCOME PAYMENTS

The dollar amount of the first variable Income Payment is determined in the same manner as that of a fixed Income Payment. Variable Income Payments after the first payment are similar to fixed Income Payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner or Payee.

The net investment performance of a Subaccount is translated into a variation in the amount of variable Income Payments through the use of Income Units. The amount of the first variable Income Payment associated with each Subaccount is applied to purchase Income Units at the Income Unit value for the Subaccount as of the Payout Date. The number of Income Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Income Units is made as described below. Each Subaccount has a separate Income Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.



The dollar value of each variable Income Payment after the first is equal to the sum of the amounts determined by multiplying the number of Income Units by the Income Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable Income Payment for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.

After the Payout Date, a Payee may change the selected Subaccount(s) by Written Request up to four times per Contract Year. Such a change will be made by exchanging Income Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Income Unit value calculations and variable Income Payment calculations.

DESCRIPTION OF INCOME PAYOUT OPTIONS

Unless otherwise noted, once an option is selected and income payments begin, the value of any remaining payments can not be surrendered or withdrawn and paid in a single sum.

Option 1 - Interest Option. (Fixed Income Payments Only) The proceeds are left with the Company to earn interest at a compound annual rate to be determined by the Company but not less than 2%. Interest will be paid every month or every 12 months as the Payee selects. Under this option, the Payee may withdraw part or all of the proceeds at any time. This option may not be available in all states.

Option 2A - Installment Option - Fixed Payments. The Company makes Fixed monthly Income Payments for a number of years between 5 and 30 selected by the owner. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 2B - Installment Option - Variable Payments. The Company makes monthly Income Payments for a number of years between 5 and 30 selected by the Owner.



In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or it the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee. The Payee may elect at anytime by Written Request to surrender the income option and receive the commuted value of the remaining payments. The Payee also may elect at any time by Written Request to withdraw a portion of commuted value of the remaining payments (i.e. the future value of your remaining payments will be reduced proportionally by the withdraw). The commuted value of the payments will be calculated as described in the Contract.



Option 3A - Single Life Income Guaranteed Period Certain. The Company makes monthly Income Payments during the Annuitant's lifetime with the guarantee that payments will be made for a period of five, ten, fifteen, or twenty years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Payee or a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 3B - Single Life Income. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Annuitant. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

Option 4A - Joint and Survivor Life Income - Guaranteed Period Certain. The Company makes monthly Income Payments for as long as either of two joint Annuitants remain alive, with the guarantee that payments will be made for a period of five, ten, fifteen, or twenty years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Payee or any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.



The minimum amount of each fixed payment and the initial payment amount for variable Income Payout Options will be determined from the tables in the Contract that apply to the particular option using the Annuitant's age (and if applicable, gender). Age will be determined from the last birthday at the due date of the first payment.



Option 4B - Joint and Survivor Life Income. The Company makes monthly Income Payments for as long as either of two joint annuitants remains alive. The same as Option 4A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.



Option 5A - Single Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below during the Annuitant's lifetime with the guarantee that payments will be made for a period of ten years or twenty years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Payee or a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 5B - Single Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below for as long as the annuitant lives. The same as Option 5A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

Option 6A - Joint and Survivor Life Income - Payments Adjusted For
Inflation - Guaranteed Period Certain (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below for as long as either of two joint Annuitants remain alive, with the guarantee that payments will be made for a period of five, ten, fifteen, or twenty years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Payee or any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 6B - Joint and Survivor Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below for as long as two joint annuitants remain alive. The same as Option 6A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.




Option 7 - Single Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). The Company will make monthly Income Payments adjusted for inflation as described below for as long as the Annuitant lives. The total amount paid under this option will be at least equal to the Contract Value applied. If the Annuitant dies and the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Payee or a successor Payee in a lump sum. If there is no successor Payee, it will be payable to the Payee's estate.

Option 8 - Joint and Survivor Life Income - Payments Adjusted For
Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). The Company will make monthly Income Payments adjusted for inflation as described below for as long as either of two joint Annuitants remains alive. The total amount paid under this option will be at least equal to the Contract Value applied. If at the death of the second Annuitant, the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Payee or a successor Payee in a lump sum. If there is no successor Payee, it will be payable to the last surviving Payee's estate.



Adjustments for Inflation. For Options 5A, 5B, 6A, 6B, 7, and 8, Income Payments will be adjusted for inflation at the beginning of each calendar year. The adjustment is based on the percentage increase in the Consumer Price
Index - Urban Wage Earners and Clerical Workers (Current Series) for the 12-month period ended September 30 of the prior calendar year. If the change in the index is negative, no adjustment will be made. If the CPI-W is discontinued, a substitute index will be used. Such substitute index may be subject to approval by your state insurance department. The Company reserves the right to discontinue offering settlement options 5A, 5B, 6A, 6B, 7, and 8 if the U.S. Treasury Department no longer issues new Treasury Inflation Protection Securities.

Alternate Payment Option. In lieu of one of the above options, the Payout Proceeds or death benefit, as applicable, may be applied to any other payment option made available by the Company or requested and agreed to by the Company.

Please note that annuity options without a life contingency (e.g., Options 1, 2A and 2B may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options.

DEATH BENEFIT AFTER THE PAYOUT DATE

If an Owner dies after the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the successor Payee becomes the new Owner. If there is no successor Payee, the surviving annuitant becomes the new Owner. Such Owners will have the rights of Owners after the Payout Date, including the right to name successor Payees if the deceased Owner had not previously done so. The death of an Annuitant after the Payout Date will have the effect stated in the Income Payout Option pursuant to which Income Payments are being made.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGES

The Company deducts a mortality and expense risk charge from the Variable Account. The charges are computed and deducted on a daily basis, and are equal to an annual rate of 1.15% of the average daily net assets of the Variable Account.

The mortality risk the Company assumes is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the Income Payments received. The mortality risk that the Company assumes also includes a guarantee to pay a death benefit if the Annuitant dies before the Payout Date. The expense risk that the Company assumes is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.



The Company may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts, or for any other purpose.



ADMINISTRATIVE CHARGE

The Company deducts a daily administrative charge to compensate it for administrative expenses it incurs. The charge is deducted at an annual rate of 0.15% of the average daily net assets of the Variable Account.



FUND EXPENSES

Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by such Funds. A more detailed description of these fees and expenses may be found in the Funds' prospectus, which follows this Prospectus. Please note that the Funds and their investment adviser are affiliated with the Company. In addition, as discussed under "Servicing Fees" above, the Funds pay the Company for providing certain administrative services.

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

Charge for Partial Withdrawal or Surrender. No sales charge deduction is made from purchase payments when amounts are deposited into the Contracts. However, if any amount is withdrawn or surrendered within seven years of being received by the Company, the Company will withdraw the amount requested and deduct a surrender charge from the remaining Contract Value. The Company deducts a surrender charge to compensate it for the distribution costs when Owners surrender or withdraw before distribution costs have been recovered.


The surrender charge is calculated by multiplying the applicable charge percentage (as shown below) by the amount of purchase payments surrendered. This means that you would pay the same charge at the time of withdrawal or surrender regardless of whether your Contract Value has increased or decreased. There is no surrender charge for withdrawal of Contract Value in excess of aggregate purchase payments (less withdrawals of such payments). The surrender charge is calculated using the assumption that all Contract Value in excess of aggregate purchase payments (less withdrawals of such payments) is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis.



NUMBER OF FULL YEARS            CHARGE AS A
BETWEEN DATE OF PURCHASE         PERCENTAGE
PAYMENT AND DATE                OF PURCHASE
OF SURRENDER                      PAYMENT
      -------------------------------


            0                        8%
            1                        7%
            2                        6%
            3                        5%
            4                        4%
            5                        3%
            6                        2%
           7+                        0%



For Contracts issued in conjunction with plans that qualify under Section 457(f) of the Code, the schedule of percentages shown above will apply from the Contract Issue Date to the date of surrender, rather than from the number of years since the Purchase Payment was made.

In no event will the surrender charges imposed, when added to any surrender charges previously paid on the Contract exceed 8% of aggregate Purchase Payments made to date for that Contract.


Amounts Not Subject to Surrender Charge. In each Contract Year, up to 10% of an amount equal to the aggregate Purchase Payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year. For Contracts issued in conjunction with Section 457(f) Plans, in each Contract Year, up to 10% of an amount equal to the aggregate Purchase Payments (computed at the time of withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Ten percent of the portion of the withdrawal that exceeds the earnings will be free of surrender charge. The other 90% will be subject to the surrender charge rate as outlined in the above chart. A surrender charge is not assessed on Contract Value Increase Enhancements.


Waiver of Market Value Adjustment and Surrender Charge. (This benefit may be exercised only one time) In most states, the Contract provides that, upon Written Request from the Owner before the Payout Date, the surrender change and any applicable market value adjustment will be waived on one partial withdrawal or surrender if the Annuitant is:

     (1) confined to nursing home or hospital after the Contract is issued (as described in the Contract); or

     (2) becomes terminally ill after the Contract is issued (as described in the Contract); or

     (3) becomes unemployed at least one year after the Contract is issued, has received unemployment compensation for at least 30 days and is receiving it at the time of the withdrawal or surrender (as described in the Contract); or

     (4) the Annuitant's primary residence is located in an area that is declared a presidential disaster area and $50,000 of damage is sustained to the residence as a result of the disaster and after the Contract is issued (as described in the Contract).

The waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. The terms under which the surrender charge and any applicable market value adjustment will be waived may vary in some states and are described in Contracts issued in those states. This benefit may be exercised only one time.

ANNUAL CONTRACT FEE

On each Contract Anniversary before the Payout Date, the Company deducts an annual Contract fee of $30 to pay for administrative expenses. The fee is deducted from each Subaccount and from the Fixed Account based on a proportional basis. The Company reserves the right to deduct the annual Contract Fee upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon application to an Income Payout Option. After the Payout Date, the annual Contract fee is deducted from variable Income Payments. The Company does not deduct the annual Contract fee on Contracts with a Contract Value of $50,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Payout Date when a Contract with a Contract Value of $50,000 or more has been applied to an Income Payout Option.

TRANSFER PROCESSING FEE

Currently no fee is charged for transfers. However, the Company reserves the right to charge $10 for each transfer to compensate it for transfer processing costs. The transfer charge is not applicable to transfers from the DCA 6-month Fixed Period or the DCA One Year Fixed Period. Each Written Request or telephone/fax authorization is considered to be one transfer, regardless of the number of Subaccounts or Fixed Amounts affected by the transfer. The transfer fee is deducted from the account from which the transfer is made. If a transfer is made from more than one account at the same time, the transfer fee is deducted pro-rata from the accounts.



DUPLICATE CONTRACT CHARGE

You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.

PREMIUM TAXES

Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range from 0% to 3.5%. This range is subject to change based on current state law. If premium taxes are applicable to a Contract, the jurisdiction may require payment
(a) from purchase payments as they are received, (b) from Contract Value upon withdrawal or surrender, (c) from Payout Proceeds upon application to an Income Payout Option, or (d) upon payment of a death benefit. The Company will forward payment to the taxing jurisdiction when required by law. Although the Company reserves the right to deduct premium taxes at the time such taxes are paid to the taxing authority, currently the Company does not deduct premium tax unless the Contract is annuitized.



OTHER TAXES


Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that the Company incurs or that may be attributable to the Variable Account or the Contracts. The Company may, however, make such a charge in the future from Surrender Value, death benefit proceeds, amounts applied to Income Payout Options, or Income Payments, as appropriate.


LOAN INTEREST CHARGE

While a loan is outstanding, loan interest is payable at the end of each Contract Year or, if earlier, on the date of loan repayment, surrender, termination, or death of the Annuitant. Loan interest is charged in arrears on the amount of an outstanding loan. Loan interest that is unpaid when due will be added to the amount of the loan at the end of each Contract Year and will bear interest at the same rate.



The Company charges an annual interest rate of 6.5% on loans. After offsetting the 3.00% interest the Company guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 3.50% (annually).

ENHANCED DEATH BENEFIT RIDER CHARGES


The 3.0% Annual Guarantee Death Benefit rider carries an annual charge of 0.20% of average monthly Contract Value for the prior year. The Maximum Anniversary Value Death Benefit carries an annual charge of 0.15% of average monthly Contract value for the prior year; while the Earnings Enhanced Death Benefit Rider carries an annual charge of .30% of average monthly Contract Value for the prior year. In addition, the Spouse Beneficiary Death Benefit Rider carries an annual charge of 0.05% of average monthly Contract Value for the prior year. These charges, which are intended to compensate the Company for the costs and risks assumed by the Company in providing the riders, will be assessed on each Contract Anniversary. Each charge will be based on the average monthly Contract Value for the previous 12 months. The charge will be deducted from the Subaccounts and Fixed Amounts on a pro-rata basis. A pro-rata portion of this charge will be deducted upon surrender payment of death proceeds, or selection of an Income Payout Option, if the surrender payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary.


ENDORSEMENT CHARGES

Currently there is no charge for the Income Payment Increase Endorsement; however, the Company reserves the right to charge up to $150 for the endorsement. If a charge is assessed, it will be deducted from the additional amount received before it is added to the Contract Value applied to the Income Payment Option.

Generally, there is no charge for the Change of Annuitant Endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, the Company reserves the right to charge up to $150 to offset the Company's expenses incurred in connection with the endorsement. If a fee is imposed, this fee will be deducted from the Contract Value at the time of the change of annuitant. The Change of Annuitant Endorsement is subject to a number of conditions.



GUARANTEED LIVING BENEFIT CHARGES


For riders issued before October 30, 2006, the guaranteed maximum charge for each of the Guaranteed Minimum Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit riders is 1.0% of the average monthly Contract Value for the prior year. Currently, the Company charges .50% of the average Contract Value for the prior year for those riders. However, for Guaranteed

Minimum Withdrawal Benefit riders issued on and after October 30, 2006 and as available in your state, the current Guaranteed Minimum Withdrawal Benefit charge (guaranteed for the benefit period) will be 0.60% of the average monthly Contract Value for the prior Contract Year and for the Guaranteed Minimum Withdrawal Benefit riders issued on and after October 30, 2006 and as available in your state, the current charge for the Guaranteed Minimum Accumulation Benefit (guaranteed for the benefit period) is .50% of the average monthly Contract Value for the prior year.


A pro-rata portion of the charges will be deducted upon Contract surrender, termination of the rider after the expiration of the minimum charge period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.



ADDITIONAL INFORMATION


The Company sells the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. The Company pays commissions to the broker-dealers for selling the Contracts. You do not directly pay this commission, the Company does. The Company intends to recover commissions, marketing, administrative and other expenses and the cost of Contract benefits through the fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information.




                          OPTIONAL DEATH BENEFIT RIDERS

--------------------------------------------------------------------------------

If the Owner elects one of the following enhanced death benefit riders, the death benefit will not be paid as described above under the heading "Death Benefit Before the Payout Date," and will be calculated as described below. The Company assesses a charge for each of the optional death benefit riders. Please consult a competent tax adviser before electing any of these riders in connection with a Qualified Contract. The tax rules for Qualified Contracts may limit the value of a rider or endorsement.



MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

This rider provides a minimum death benefit prior to the Payout Date equal to the Maximum Anniversary Value (as described below) less any Loan Amounts and premium taxes not previously deducted. On the issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:

     (1) the date an additional purchase payment is received by the Company,

     (2) the date of payment of a partial withdrawal, and

     (3) on each Contract Anniversary.

When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment. When a partial withdrawal is paid, the Maximum Anniversary Value is equal to the most recently calculated maximum anniversary value less an adjustment for the partial withdrawal. The adjustment for each partial withdrawal is (1) divided by (2) with the result multiplied by (3) where:

     (1) is the partial withdrawal amount;

     (2) is the Contract Value immediately prior to the partial withdrawal; and

     (3) is the most recently calculated Maximum Anniversary Value less any adjustments for prior partial withdrawals (including any applicable market value adjustments and surrender charges).

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

3% ANNUAL GUARANTEE DEATH BENEFIT

This rider provides a minimum death benefit prior to the Payout Date equal to the 3% Annual

Guarantee Death Benefit less any Loan Amounts and premium taxes not previously deducted. On the issue date the 3% Annual Guarantee Value is equal to the initial Net Purchase Payment. Thereafter, the 3% Annual Guarantee Value on each Contract Anniversary is the lesser of:


     (1) the sum of all Net Purchase Payments received minus an adjustment for partial withdrawals plus interest compounded at a 3% annual effective rate; or

     (2) 200% of all Net Purchase Payments received.



The adjustment for each partial withdrawal is equal to (1) divided by (2) with the result multiplied by (3) where:

     (1) is the partial withdrawal amount;

     (2) is the Contract Value immediately prior to the withdrawal; and

     (3) is the 3% Annual Guarantee Death Benefit immediately prior to the withdrawal, less any adjustments for earlier withdrawals (including any applicable market value adjustments and surrender charges).

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

EARNINGS ENHANCED DEATH BENEFIT RIDER

This rider provides a minimum death benefit prior to the Payout Date equal to the greater of:

     (1) the death benefit proceeds provided by the Contract;

     (2) the death benefit proceeds provided by any other rider attached to the Contract; or

     (3) the Earnings Enhanced Death Benefit Proceeds, as such term is defined below, as of the date Due Proof of Death is received.

The death benefit proceeds described above will be reduced by any Loan Amount and any applicable premium taxes not previously deducted.

The Earnings Enhanced Death Benefit Proceeds are equal to Contract Value plus an additional amount, not to exceed 100% of all remaining purchase payments, calculated by multiplying earnings by:

     -  40% if the Annuitant was age 70 or younger on the contract issue date;
        or

     -  25% if the Annuitant was age 71 or older on the contract issue date


For this purpose: (1) "earnings" means Contract Value minus any applicable rider charges accrued since the prior Contract Anniversary plus any remaining purchase payments, and (2) "remaining purchase payments" means the sum of all Net Purchase Payments received less the amount by which each partial withdrawal exceeds the earnings in the Contract immediately prior to the withdrawal. Earnings can never be less than zero.

Also for this purpose, Partial Withdrawals are deemed to be taken from Contract Value representing earnings, and when no such earnings remain, from Contract Value representing Net Purchase Payments on a first-in, first-out basis.

The Earnings Enhanced Death Benefit Rider is only available if you elect the Maximum Anniversary Value Death Benefit or the 3% Annual Guarantee Death Benefit. This rider will terminate automatically if neither of the other optional death benefit riders is in force.


SPOUSE BENEFICIARY DEATH BENEFIT RIDER



The spousal death benefit extends the basic death benefit and any attached death benefit riders on your life, during the accumulation period, to your spouse if he or she is your sole Beneficiary under the Contract. If your spouse dies before you do, the benefit (if any) described below will be paid into your Contract. You may wish to consider electing this rider if you will be the sole Owner and Annuitant under the Contract and you intend to name your spouse as your sole Beneficiary.



You should not add this rider if you do not intend for your spouse to be the sole Beneficiary, if you desire to name a co-Annuitant, or if you are not the sole Owner of the Contract.



This rider provides a spousal death benefit if your spouse Beneficiary dies during the accumulation period provided:



     -  you are named as both the sole Annuitant and the sole Owner;


     -  your spouse is named as the sole primary Beneficiary;

     - your spouse has signed the application or written request for this rider; and


     - both you and your spouse are less than age 76 on the rider effective date.



The Spouse Beneficiary Death Benefit Rider will not be issued in conjunction with the Earnings Enhanced Death Benefit. It is unclear whether the Spouse Beneficiary Death Benefit Rider comports with tax qualification rules for Qualified Contracts and we are currently not offering it with IRAs. Consult a tax adviser before purchasing this rider in connection with a Qualified Contract.



Spouse Beneficiary Death Benefit. In the event your spouse Beneficiary who signed the original application dies, the Company will calculate the spousal death benefit proceeds according to the terms of the Contract including any attached death benefit riders, and compare the amount of those proceeds to the Surrender Value as of the date the Company receives Due Proof of Death. If the death benefit proceeds are greater than your Surrender Value, the Company will allocate the difference according to the purchase payment allocation designation on file as of the date it receives Due Proof of Death. If death benefit proceeds are less than your Surrender Value on the date the Company receives Due Proof of Death, no additional amount will be added to your Contact. The charges for this rider will not be refunded.



The additional amount, if any, will not increase surrender charges on the Contract. However, any amount allocated to a Fixed Account will begin a new fixed period that may be subject to market value adjustment. It is possible that any distribution attributable to the Spouse Beneficiary Death Benefit will be taxable in full.



Termination. The Spouse Beneficiary Death Benefit rider will terminate on the earliest of:



     - the date death benefit proceeds become payable on you according to the provisions of the Contract;


     - the date death benefit proceeds become payable on your spouse Beneficiary according to the terms of this rider;


     -  the Payout Date;


     - the date the Company receives Written Request to change your Beneficiary;


     -  the date you surrender your Contract; or


     -  the date you chose to end this rider by Written Request to the Company.



If your spouse beneficiary ceases to be your spouse, this rider will terminate on the date you notify the Company.



Charges. If you elect the Spouse Beneficiary Death Benefit, the Company will deduct a charge that compensates it for the costs and risks it assumes in providing this benefit. The current annual Spouse Beneficiary Death Benefit charge percentage is 0.05%. The amount of the Spouse Beneficiary Death Benefit charge is calculated by multiplying the current annual Spouse Beneficiary Death Benefit charge percentage by the average monthly contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the Spouse Beneficiary Death Benefit charge pro-rata from your Contract Value.



A pro-rata portion of the charge also will deducted upon Contract surrender, termination of the rider, payment of death benefit proceeds, or start of payments under an Income Payout Option, if the surrender, termination, payment of death benefit proceeds or start of payments under an Income Payment Option does not occur on a Contract Anniversary.


                         AVAILABLE CONTRACT ENDORSEMENTS

--------------------------------------------------------------------------------

The following endorsements may be available on the contract.

INCOME PAYMENT INCREASE ENDORSEMENT

Under this endorsement and subject to the conditions described therein, you may increase the Income Payment under any Income Payout Option (other than Income Payout Option 1) by sending the Company an additional payment of up to $1 million with your Written Request electing an Income Payout Option. The Company deducts the Premium Expense Charge from the additional payment and the additional amount is added to the Contract Value applied to the Income Payout Option. Currently there is no charge for this endorsement, but the Company reserves the right to charge up to $150 for the endorsement.



LOAN ACCOUNT ENDORSEMENT

A loan account endorsement is available for Contracts meeting the requirements of Section 403(b) of the Code. The endorsement permits Owners to borrow money from the Company using the Contract Value as collateral and provides for the establishment of a Loan Account under the Contract that is part of the Fixed Account. To facilitate a loan, Variable Contract Value and/or Fixed Contract Value in the amount of the loan is transferred to the Loan Account and held as collateral. The Company charges you interest on the Loan Amount at an effective annual rate of 6.5% and credits interest on the collateral in the Loan Account at an effective annual rate of 3.0%. Please see the Endorsement for more information.

CHANGE OF ANNUITANT ENDORSEMENT

This endorsement permits an Owner that is a business or trust to change the Annuitant at any time when the current Annuitant is alive provided that both the current Annuitant and new Annuitant are selected managers or highly compensated employees of the Owner. Generally, there is no charge for this endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, the Company reserves the right to charge up to $150 to offset the Company's expenses incurred in connection with the endorsement. The Change of Annuitant Endorsement is subject to a number of conditions. Please see the Endorsement for more information.

CONTRACT VALUE INCREASE ENDORSEMENT

As of January 23, 2006, when an Owner makes a purchase payment the Company will enhance the Owner's Contract Value by an increase percentage if the Owner's cumulative net purchase payments meet or exceed $500,000. Cumulative net purchase payments equal the total of all net purchase payments that the Company has received less any partial withdrawals (including any associated surrender charges) that the Owner has made.

The amount of the Contract Value Increase enhancement varies by cumulative net purchase payment levels. The chart below sets forth the cumulative net purchase payment levels with the associated increase percentages:

                               ENHANCEMENT AMOUNTS



-------------------------------------------------------
          CUMULATIVE NET PURCHASE      INCREASE
              PAYMENT LEVELS          PERCENTAGE
-------------------------------------------------------

       $500,000 through $999,999.99      .50%
-------------------------------------------------------
           $1,000,000 and above          .70%
-------------------------------------------------------





The Company will calculate the Contract Value Increase enhancement as follows:

     (a) cumulative net purchase payments; multiplied by
     (b) the applicable increase percentage; minus
     (c) any prior increases to Contract Value as a result of the Contract Value Increase enhancement.

The Company will allocate the amount of the Contract Value Increase enhancement pro-rata according to the Owner's purchase payment allocation in effect as of the date of the enhancement.


The Company funds the Contract Value Increase enhancement from its general account, and does not charge Owners for the Contract Value Increase Enhancement.



The Company will treat the Contract Value Increase enhancement as Contract earnings. The Contract Value Increase Enhancement will not be subject to any applicable surrender charge.


The Contract Value Increase Endorsement may not be available in all states.


SPOUSAL CONTINUATION ENDORSEMENT



Under this endorsement, your spouse may elect to continue your Contract in lieu of taking a lump sum death benefit payment. There are conditions, however, associated with this endorsement. These conditions are that: you are named as both the sole Annuitant and sole Owner; your spouse is named as the sole Beneficiary; your death occurs during the accumulation period; your spouse is less than age 95 on the contract continuation date; your Contract is not collaterally assigned; and the Company receives your spouse's Written Request to elect this benefit within 60 days of receipt of Due Proof of Death.

You may only elect this endorsement at Contract issue.


If your spouse elects spousal continuation, the Company will calculate the death benefit proceeds according to the terms of the Contract including any attached death benefit riders and compare that amount to the Contract Value, as of the Valuation Day the Company receives Due Proof of Death, which will have been reduced by any applicable pro-rata rider charges, any premium expense charge not previously deducted, and any loan amount. The greater of these two amounts is the contract continuation amount. Your loan amount, if any, will be repaid as of the contract continuation date. The entire contract continuation amount will become the Contract Value as of the contract continuation date and that amount will be allocated to the investment options the Company receives by Written Request (otherwise, the Company will use the purchase payment allocation designation it has on file). The Company will waive all surrender charges and market value adjustments applicable to purchase payments made prior to the contract continuation date. As of the contract continuation date, your spouse will become the new Owner and Annuitant, and may exercise all rights under the Contract. The contract continuation date will be the measurement date for Contract Anniversaries of the continued Contract. The anticipated Payout Date for the continued contract will be the later of Contract Anniversary following the new spouse Owner's 85th birthday or 10 years after the contract continuation date.



All optional benefit riders/endorsements issued to you as Owner will terminate as of the date the Company receives Due Proof of Death. If you were the original spouse beneficiary named on the original application you may, as new Owner, may elect any optional benefit riders/endorsements the company make available by Written Request, subject to Company approval.



The Company will currently allow the original spouse beneficiary named on the original application, as new Owner, to add optional death benefit riders, except for the Earnings Enhanced Death Benefit. The Company also currently allows your spouse, as new Owner, to add the Guaranteed Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit.



Please note that spousal continuation alone will not satisfy minimum required distribution rules for qualified contracts other than IRAs. Your spouse will need to begin required distributions after your death. You should consult a tax adviser.



There is no charge for spousal continuation endorsement.


                             OPTIONAL BENEFIT RIDERS

--------------------------------------------------------------------------------

The following optional benefit riders are offered on the contract. You may elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit but not both. The Company assesses a charge for each of the optional benefit riders. Currently these riders are available when you purchase your contract. The Company reserves the right to waive this restriction in the future. The option to add a rider to an existing contract only applies to the Guaranteed Minimum Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit.




You should elect the Guaranteed Minimum Withdrawal Benefit if you are interested in predictable withdrawals that will guarantee the return of your principal or guaranteed withdrawals for a lifetime while participating in the market.




You should not elect the Guaranteed Minimum Withdrawal Benefit if:

     - you plan to take partial withdrawals in excess of the guaranteed maximum withdrawal each Contract Year because those withdrawals may significantly reduce or eliminate the value of the benefit; or
     - you are interested in long term accumulation rather than receiving payments.

You should elect the Guaranteed Minimum Accumulation Benefit if you are interested in guaranteeing your initial principal with the potential to build your assets while participating in the market.

You should not elect the Guaranteed Minimum Accumulation Benefit if you are interested in receiving payments. Partials withdrawals may reduce the benefit basis by more than the withdrawal amount.

You should not elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit if:

     - you plan to make additional purchase payments in excess of the maximum window purchase payment amount because those payments will not increase your benefit, but will increase the cost of the rider; or
     - you would prefer that your Contract Value not participate in an available benefit allocation model because all Contract Value must participate in the available benefit allocation model for the riders to remain in effect.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT


Two versions of the Guaranteed Minimum Withdrawal Benefit have been offered. For Guaranteed Minimum Withdrawal Benefit riders issued on or after October 30, 2006 and as available in your state, the Guaranteed Minimum Withdrawal Benefit is described below. Otherwise, the Guaranteed Minimum Withdrawal Benefit is as described in Appendix C.



General. The Guaranteed Minimum Withdrawal Benefit rider is available for an additional charge. The Guaranteed Minimum Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of your Contract Value. If you do not choose to make withdrawals under the Guaranteed Minimum Withdrawal Benefit (GMWB) rider, the charges collected for this benefit will not be refunded. You may elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits.





Electing the Guaranteed Minimum Withdrawal Benefit Rider. You may elect the Guaranteed Minimum Withdrawal Benefit rider if the Annuitant is not more than 85 years old on the Contract Issue Date. The Contract offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the Guaranteed Minimum Withdrawal Benefit rider, all of your Net Purchase Payments and all of your Contract Value must participate in one of the benefit allocation models that the Company makes available for that purpose. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:





--------------------------------------------------
   INVESTMENT CATEGORY           SUBACCOUNTS
--------------------------------------------------
  Individual Funds --     100% Diversified Income
  (100% allocated to      100% Conservative
  only                    Allocation
  one of the available    100% Moderate Allocation
  funds)                  100% DCA 1-Year*
                          100% DCA 6-Month*
--------------------------------------------------
  Conservative 7-14        45% Bond
     Years                 25% Large Cap Value
                           15% Large Cap Growth
                            5% High Income
                            5% Mid Cap Value
                            5% International Stock
--------------------------------------------------
  Conservative 15+ Years   35% Bond
                           30% Large Cap Value
                           10% International Stock
                            5% High Income
                           10% Large Cap Growth
                           10% Mid Cap Value
--------------------------------------------------
  Moderate 7-14 Years      30% Bond
                           25% Large Cap Value
                            5% Mid Cap Growth
                            5% International Stock
                           10% Mid Cap Value
                            5% High Income
                           15% Large Cap Growth
                            5% Global Securities
--------------------------------------------------





*Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Withdrawal Benefit. Additionally, the DCA 1-year and DCA 6-month options are only available for new premium -- transfers into these funds are not allowed.



The Guaranteed Minimum Withdrawal Benefit Rider is not offered on new contracts issued as Beneficiary IRA contracts.



Withdrawals in General. On or after the first rider issue date, you may make guaranteed withdrawals each rider year up to the guaranteed annual lifetime withdrawal amount (the "GALWA"). Guaranteed withdrawals up to the GALWA will not impact the lifetime benefit basis (defined below under "Amount of your guaranteed withdrawals"). If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your GALWA in any given rider year, your GALWA will not increase.

If you do not take any guaranteed withdrawals, your GALWA will increase annually on each rider anniversary until the earliest of:



     -  the date of your first withdrawal; or


     - the 10th rider anniversary (or the 10th step-up anniversary, if a step-up is elected).



Each increase will be equal to five percent (5%) of the lifetime benefit basis as of your first rider anniversary (or step-up anniversary if a step-up is elected).





Within each rider year, you may also withdraw more than the GALWA. The portion of any withdrawal which is in excess of the GALWA in effect at the time of the withdrawal request is referred to as an "excess withdrawal." In addition, an excess withdrawal may occur when the amount withdrawn, when added to prior withdrawals during a rider year, exceeds the GALWA. Scheduled withdrawals under systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered excess withdrawals provided you enroll in the Automatic Required Minimum Distribution plan.



Please note that all guaranteed withdrawals under the Guaranteed Minimum Withdrawal Benefit rider are also partial withdrawals under the Contract and will reduce your death benefit. Any applicable contingent deferred sales charge will apply to guaranteed withdrawals. If a guaranteed withdrawal under the Guaranteed Minimum Withdrawal Benefit causes your Contract Value to be equal to or less than zero, the Company will pay any remaining guaranteed withdrawals under the terms of the Guaranteed Minimum Withdrawal Benefit under an Income Option that the Company makes available for that purpose (the "Guaranteed Minimum Withdrawal Benefit settlement"). Your Contract and all other riders then will terminate. If the guaranteed withdrawals continue past the anticipated income Payout Date, the Company will allow you to extend that Payout date. However, if you extend the Payout Date beyond age 85 (or 10 years from the Contract Issue Date, if later): (1) all other riders will terminate on that date, and (2) the Company will no longer accept purchase payments under the Contract. Tax consequences may apply. (See "Tax Status of the Contract -- Taxation of Annuities" in the Prospectus).





You should carefully consider when to begin taking guaranteed withdrawals if you have elected the Guaranteed Minimum Withdrawal Benefit. If you begin taking guaranteed withdrawals too soon or delay taking guaranteed withdrawals for too long, you may limit the value of the Guaranteed Minimum Withdrawal Benefit. If you elect the Guaranteed Minimum Withdrawal Benefit for a Qualified Contract, tax rules may prevent you from taking partial withdrawals when you otherwise would, or require you to take excess withdrawals, reducing your lifetime benefit basis. See "Federal Tax Matters -- Taxation of Qualified Plans" on pages 31-32 of your Prospectus. Consult a tax advisor before purchasing the Guaranteed Minimum Withdrawal Benefit rider.



Excess Withdrawals more than the GALWA. If a partial withdrawal taken during a rider year is more than the current GALWA, an excess withdrawal occurs. The GALWA, lifetime benefit basis will be reset to equal the lesser of:



     (a) the Contract Value immediately following the withdrawal; or


     (b) the previous lifetime benefit basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.





If the Company reduces the resulting benefit basis as a result of the excess withdrawal, the Company will also reduce the GALWA.





Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date following the expiration of the minimum charge period of 7 years. In addition, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate on the earliest of:



     (a) the Payout Date;


     (b) the date Due Proof of Death of the Annuitant (last remaining Annuitant, if joint Annuitants) is received;


     (c) the date there is a change of Annuitant for any reason; or


     (d) the date you surrender your Contract.



For the Guaranteed Minimum Withdrawal Benefit to remain in effect, all of your Net Purchase Payments and all of your Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime. However, if you discontinue allocating your Net Purchase Payments and Contract Value to one of the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit will automatically terminate on the later of: (i) the last day of the minimum charge period as shown on the Rider Data Page; (ii) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or (iii) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. On the date of that transfer or change of allocation to an investment option that is not an available benefit allocation model, your lifetime benefit basis will be reduced to zero, and you cannot step-up the benefit basis and lifetime benefit basis as described below.



Amount of your guaranteed withdrawals. The Company determines your GALWA by multiplying the lifetime benefit basis by the annual lifetime benefit percentage shown on your Rider Data Page. The table shows the current annual lifetime benefit percentages.



                   CURRENT ANNUAL LIFETIME BENEFIT PERCENTAGES






-----------------------------------------------------------------------------------------------------------------------------
                                                      JOINT ANNUITANTS                          JOINT ANNUITANTS
                                                       (AGE DIFFERENCE                           (AGE DIFFERENCE
                                                       5 YRS OR LESS)                              OVER 5 YRS)
                                                       ATTAINED AGE OF                           ATTAINED AGE OF
                                                      OLDEST ANNUITANT                          OLDEST ANNUITANT
             ATTAINED AGE AT                              AT FIRST                                  AT FIRST
            FIRST WITHDRAWAL                             WITHDRAWAL                                WITHDRAWAL
-----------------------------------------------------------------------------------------------------------------------------
        AGE               PERCENTAGE              AGE               PERCENTAGE              AGE               PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------

       45-58                 4.00%               45-58                 3.00%               45-58                 2.00%
-----------------------------------------------------------------------------------------------------------------------------
       59-64                 5.00%               59-64                 4.00%               59-64                 3.00%
-----------------------------------------------------------------------------------------------------------------------------
       65-69                 5.50%               65-69                 4.50%               65-69                 3.50%
-----------------------------------------------------------------------------------------------------------------------------
       70-74                 6.00%               70-74                 5.00%               70-74                 4.00%
-----------------------------------------------------------------------------------------------------------------------------
        75+                  6.50%                 75+                 5.50%                 75+                 4.50%
-----------------------------------------------------------------------------------------------------------------------------





                   CURRENT ANNUAL LIFETIME BENEFIT PERCENTAGES





-----------------------------------------------------------------------------------------------------------------------------
                                                      JOINT ANNUITANTS                          JOINT ANNUITANTS
                                                       (AGE DIFFERENCE                           (AGE DIFFERENCE
                                                       5 YRS OR LESS)                              OVER 5 YRS)
                                                       ATTAINED AGE OF                           ATTAINED AGE OF
                                                      OLDEST ANNUITANT                          OLDEST ANNUITANT
             ATTAINED AGE AT                              AT FIRST                                  AT FIRST
            FIRST WITHDRAWAL                             WITHDRAWAL                                WITHDRAWAL
-----------------------------------------------------------------------------------------------------------------------------
        AGE               PERCENTAGE              AGE               PERCENTAGE              AGE               PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------

        75+                  6.50%                75+                  5.50%                75+                  4.50%
-----------------------------------------------------------------------------------------------------------------------------
                                          If only one Annuitant is living at the    If only one Annuitant is living at the
                                          time of your first withdrawal, the        time of your first withdrawal, the
                                          percentages shown above currently will    percentages shown above currently will
                                          be increased by 1%.                       be increased by 2%.
-----------------------------------------------------------------------------------------------------------------------------





Any change in the lifetime benefit basis will also result in a change in the GALWA. The lifetime benefit basis is used only to calculate the GALWA. The lifetime benefit basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount.



The lifetime benefit basis as of the rider issue date is equal to: (i) your initial Net Purchase Payment, if the rider is issued at Contract issue; (ii) your Contract Value, if the rider is issued after the Contract Issue Date; (iii) the greater of the GMAB basis or the Contract Value as of the rider issue date, if the rider is issued as a conversation from a Guaranteed Minimum Accumulation Benefit rider;

or (iv) the continuation amount, if the rider is issued as a result of spousal continuation. The Company will increase the lifetime benefit basis by any Net Purchase Payments it receives during the window period, currently, the first 12 months after rider issue. The Company limits the amount of window purchase payments that count toward this benefit to the maximum window purchase payment, currently two times your initial purchase payment. (This amount is shown on your Rider Data Page.) The Company is currently waiving this limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will increase the cost of the Guaranteed Minimum Withdrawal Benefit rider, and will not participate in any Guaranteed Minimum Withdrawal Benefit rider benefits.



The Company will reduce the lifetime benefit basis if an excess withdrawal occurs. In addition, as discussed above, if you elect not to participate in an available benefit allocation model, the lifetime benefit basis will become zero and the Guaranteed Minimum Withdrawal Benefit rider will terminate.



Step-up. On any monthly anniversary (a monthly anniversary is the same day each month as your rider issue date) on or following your third rider anniversary (and on any monthly anniversary or following each subsequent third rider step-up anniversary), you may, subject to certain conditions, "step-up" the lifetime benefit basis to equal your current Contract Value.



You may step-up the lifetime benefit basis provided:



     a) your Contract Value is greater than zero;


     b) your Contract Value is greater than the lifetime benefit basis as of the step-up date;


     c) the Annuitant (or oldest Annuitant, if there are joint Annuitants) is age 85 or younger as of the step-up date; and


     d) the Company receives your Written Request to step-up the lifetime benefit basis at its Home Office.



The step-up date will be the monthly anniversary following the receipt of your Written Request. If you elect the "step-up", the start date for the new benefit period will be the step-up date, the lifetime benefit basis will equal your Contract Value as of the step-up date, and any increases to the lifetime benefit basis will be measured from the step-up anniversary. In addition, a new minimum charge period will begin. Following your step-up election, the rider fee will be changed to an amount equal to the fee charged on newly issued Guaranteed Withdrawal Benefit Riders at that time. This fee may be higher than your current fee. If the Company is no longer issuing new Contracts with this rider, then the rider fee after the step-up will be set by the company, based upon current market conditions at the time of the step-up.



See Appendix B for examples of how the Guaranteed Minimum Withdrawal Benefit rider will work.





Guaranteed Minimum Withdrawal Benefit Charge. If you elect the Guaranteed Minimum Withdrawal Benefit, the Company will deduct a charge that compensates it for the costs and risks the Company assumes in providing this benefit. The Company will not deduct the Guaranteed Minimum Withdrawal Benefit charge after the Payout Date. The current annual Guaranteed Minimum Withdrawal Benefit charge percentage is 0.60%. This charge will not change unless you choose to step-up your Lifetime Benefit Basis. The amount charged for a step-up of the lifetime benefit basis will equal the amount charged for newly issued riders. The amount of the Guaranteed Minimum Withdrawal Benefit charge is calculated by multiplying the current annual Guaranteed Minimum Withdrawal Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to step-up the lifetime benefit basis, termination of the rider after the expiration of the minimum charge period, payment of death proceeds, or the start of payments under an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary.

GUARANTEED MINIMUM ACCUMULATION BENEFIT


Two Versions of the Guaranteed Minimum Accumulation Benefit have Been Offered. For Guaranteed Minimum Accumulation Benefit riders issued on or after October 30, 2006 and as available in your state, the Guaranteed Minimum Accumulation Benefit is as described below. Otherwise, the Guaranteed Minimum Accumulation Benefit is as described in Appendix D.



General. The Company designed the GMAB rider to protect you from poor investment performance during your Contract's accumulation period. The GMAB rider is available for an additional charge and guarantees that on the expiration date of the benefit period, your Contract Value will at least equal the benefit basis less adjustments for partial withdrawals. The Company currently offers a 10-year benefit period for the GMAB rider. If, on the rider's expiration date, your Contract Value is greater than your benefit basis and you do not renew the benefit period or convert the rider to the GMWB, the Company will increase your Contract Value by the amount of all rider charges deducted during the most recent benefit period, and the rider will terminate. The increase in Contract Value will occur on the rider's expiration date, and the Company will allocate the increase pro-rata according to your purchase payment allocation instructions. You may elect either the GMWB or the GMAB, but not both optional benefits. YOU SHOULD NOT ELECT THE GMAB IF YOU ARE INTERESTED IN CURRENT PAYMENTS. PARTIAL WITHDRAWALS MAY REDUCE THE BENEFIT BASIS BY MORE THAN THE WITHDRAWAL AMOUNT. IF YOU ELECT THE GMAB FOR A QUALIFIED CONTRACT, TAX RULES MAY REQUIRE YOU TO TAKE WITHDRAWALS AFTER A CERTAIN DATE, REDUCING YOUR BENEFIT BASIS. See "Federal Tax Matters -- Taxation of Qualified Plans" on pages 31-32 of your Prospectus. Consult a tax advisor before purchasing the Guaranteed Minimum Accumulation Benefit rider.


Electing the GMAB Rider. You may elect the GMAB rider if the Annuitant is no more than 85 years old on the Contract Issue Date. The contract offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the GMAB rider, your net purchase payments and all your Contract Value must be allocated to one of the benefit allocation models the Company makes available for that purpose. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:




--------------------------------------------------
   INVESTMENT CATEGORY           SUBACCOUNTS
--------------------------------------------------
  Individual              100% Diversified Income
  Funds -- (100%          100% Conservative
  allocated to only one   Allocation
  of                      100% Moderate Allocation
  the available funds)    100% DCA 1-Year*
                          100% DCA 6-Month*
--------------------------------------------------
  Conservative 7-14        45% Bond
     Years                 25% Large Cap Value
                           15% Large Cap Growth
                            5% High Income
                            5% Mid Cap Value
                            5% International Stock
--------------------------------------------------
  Conservative 15+ Years   35% Bond
                           30% Large Cap Value
                           10% International Stock
                            5% High Income
                           10% Large Cap Growth
                           10% Mid Cap Value
--------------------------------------------------
  Moderate 7-14 Years      30% Bond
                           25% Large Cap Value
                            5% Mid Cap Growth
                            5% International Stock
                           10% Mid Cap Value
                            5% High Income
                           15% Large Cap Growth
                            5% Global Securities
--------------------------------------------------





*Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the funds out of the DCA account into one of the other allocated alternatives allowed for the Guaranteed Minimum Accumulation Benefit. Additionally, the DCA 1-year and DCA 6-month options are only available for new premium -- transfers into these funds are not allowed.



The Guaranteed Minimum Accumulation Benefit Rider is not offered on new contracts issued as Beneficiary IRA contracts.



Benefit Basis. Your benefit basis is equal to your initial Net Purchase Payment, if the rider is issued on the Contract Issue Date, your Contract Value as of the rider issue date, if the rider is issued after the Contract Issue Date; or the continuation amount, if the rider is issued as a result of spousal continuation. You may increase the benefit basis by the amount of Net Purchase Payments made during window period, currently, the first 12 months after the rider issue date. The Company limits the amount of window purchase payments that count toward your benefit basis to the maximum window purchase payment amount, currently two times your initial purchase payment. This maximum purchase payment limit is currently waived by the Company. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount (shown on your Rider Data Page). SINCE THE CHARGE FOR THE GMAB IS CALCULATED BASED ON THE CONTRACT VALUE, SUCH PURCHASE PAYMENTS WILL INCREASE THE COST OF THE RIDER (SEE GMAB CHARGE BELOW). ADDITIONALLY BY INCREASING THE ACCOUNT VALUE WITHOUT INCREASING THE BENEFIT BASIS, SUCH PAYMENTS COULD NEGATIVELY IMPACT YOUR GMAB RIDER BENEFITS. Please note that the benefit basis does not represent Contract Value available for withdrawal and is not used to calculate any benefits under the Contract prior to the GMAB rider's expiration date.


Partial Withdrawals. You may make a partial withdrawal from your Contract at anytime. If you make a partial withdrawal while the GMAB rider is in effect, however, the Company will reduce your benefit basis by the greater of:

     (a) the partial withdrawal amount, including associated surrender charges, if any; or
     (b) the proportion of your benefit basis withdrawn. The proportion of the is equal to (1) divided by (2), with the result multiplied by (3), where:

          (1) = the partial withdrawal amount, including associated surrender charges and market value adjustments, if any;

          (2) = the Contract Value immediately before the partial withdrawal;
                and

          (3) = the benefit basis immediately before the partial withdrawal.




Step-Up. On or following your third rider anniversary (and on any monthly anniversary or following each subsequent third rider step-up anniversary), you have the opportunity to "step-up" your benefit basis to equal your current Contract Value and begin a new benefit period of the same duration as of the prior benefit period of the same duration as of the prior benefit period. This option is available provided all of the following five conditions are met:



     (1) the expiration date for the new benefit period does not extend past anticipated Payout Date shown on your Contract data page;



     (2) the Annuitant (oldest Annuitant, if joint Annuitants) is age 85 or younger as of the step-up date;



     (3) your Contract Value is greater than zero;



     (4) your Contract Value is greater than the benefit basis as of the step-up date; and



     (5) the Company receives your Written Request to step-up the benefit basis at its Home Office.



Your step-up date will be the monthly anniversary following the Company's receipt of your Written Request.



If you elect the "step-up," a new benefit period with a start date equal to the step-up date will begin. The Company also will adjust your benefit basis so that it will equal your Contract Value as of the step-up date. A new minimum charge period will begin. The charge for the GMAB rider, as "stepped-up," may differ than the charge for the prior benefit period. It will be equal to the charge the Company assesses for newly issued riders. If the Company is no longer offering the rider, the charge will be set by the Company.



See Appendix B for examples of how the Guaranteed Minimum Accumulation Benefit rider will work.



Termination. You may terminate the Guaranteed Minimum Accumulation Benefit rider on any date following the expiration of the minimum charge period of 7 years. In addition, the GMAB rider will automatically terminate on the earliest of:


     (a) the expiration date of the benefit period;
     (b) the Payout Date;

     (c) the date Due Proof of Death of the Annuitant (or last remaining Annuitant of joint Annuitants) is received;

     (d) the date there is a change of Annuitant for any reason; or
     (e) the date you surrender your Contract.


For the GMAB rider to remain in effect, all of your Net Purchase Payments and Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime. However, if you elect to discontinue using the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate. The termination will occur on the later of (a) the last day of the minimum charge period shown on the Rider Data Page, (b) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or (c) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. As of the date of such transfer or allocation change, the benefit basis will be reduced to zero, you will not be permitted to step-up your benefit basis or renew a benefit period (described below), and you cannot convert the Guaranteed Minimum Withdrawal Benefit to the GMWB rider (as described below).



Renewal and Conversion. You may renew the Guaranteed Minimum Accumulation Benefit as of its expiration date, provided certain conditions are met. The renewal benefit period must be the same duration as the expiring benefit period, and cannot extend beyond the Contract Anniversary following the Annuitant (oldest Annuitant, if joint Annuitants) 85th birthday or 10 years from the Contract Issue Date. In addition, at the time of renewal, your benefit basis must be greater than zero and your Contract Value must be greater than your benefit basis. The Company must receive your Written Request to renew the benefit period at its Home Office at least 30 days before the expiration date. The charge for the renewed GMAB rider may differ from the charge for the prior benefit period. It will be equal to the charge the Company assesses for newly issued riders. The minimum charge period of 7 years will begin as of the renewal date.





You may also convert the GMAB rider to a GMWB rider (if the GMWB rider is offered) on a monthly anniversary. To convert the rider, your benefit basis must be greater than zero, the Annuitant (oldest Annuitant, if joint Annuitants) must be age 85 or younger as of the date of conversion, and the Company must receive your Written Request for conversion at its Home Office.



If you convert the GMAB rider to the GMWB rider, the date of the conversion will be the monthly anniversary following receipt of your request. The lifetime benefit basis for the GMWB will equal the greater of your benefit basis under the GMAB and your Contract Value on the date of conversion.



GMAB Charge. If you elect the Guaranteed Minimum Accumulation Benefit rider, the Company will deduct a charge that compensates it for the costs and risks it assumes in providing this benefit. The Company deducts the GMAB charge even if your benefit basis is zero. The current annual GMAB charge percentage is 0.50%. This charge will not change unless you choose to step-up or renew your benefit period. The Company has the right to change the current GMAB charge percentage for newly issued riders or if you step-up or renew your benefit period. It will be equal to the rate charged for newly issued GMAB riders. The amount of the GMAB charge is calculated by multiplying the current annual GMAB charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the GMAB charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to step-up the benefit basis, conversion to a Guaranteed Minimum Withdrawal Benefit rider, termination of the GMAB rider after the expiration of the minimum charge period, payment of death proceeds, or an Income Payout Option, if the surrender, election to step-up the benefit basis, conversion to Guaranteed Minimum Withdrawal Benefit rider, termination, payment of death proceeds or the start of payments under an Income Payment Option does not occur on a Contract Anniversary.


                          DISTRIBUTION OF THE CONTRACT

--------------------------------------------------------------------------------

The Company has entered into a distribution agreement with its affiliate, CUNA Brokerage Services, Inc. ("CUNA Brokerage"), for the distribution and sale of the Contract. CUNA Brokerage offers the Contract through its sales representatives. CUNA Brokerage may also enter into selling agreements with other broker-dealers ("selling firms") for the sale of the Contract. Sales representatives of selling firms who may or may not be associated persons of CUNA Brokerage. The Company pays commissions to CUNA Brokerage for sales of The Contract by its sales representatives as well as selling firms. The investment adviser and other service providers for, or affiliates of, the Funds may, from time to time make payments for services to CUNA Brokerage.

The maximum concession payable for Contract sales by CUNA Brokerage's sales representatives is 7.25% of purchase payments. The Company and/or one or more of its affiliates may also pay for CUNA Brokerage's operating and other expenses, including the following sales expenses: sales representative training allowances; compensation and bonuses for CUNA Brokerage's management team; advertising expenses; and all other expenses of distributing the Contract. CUNA Brokerage pays its sales representatives a portion of the compensation received for their sales of Contract. Sales representatives and their managers may also be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that the Company and/or one or more of its affiliates may provide. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, CUNA Brokerage's sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contract may help sales representatives and/or their managers qualify for such benefits. CUNA Brokerage's sales representatives and managers may receive other payments from the Company for services that do not directly involve the sale of the Contract, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


The maximum compensation payable for Contract sales by selling firms is 7.25% of Purchase Payments. Some selling firms and/or their sales representatives may elect to receive less compensation when a purchase payment is made along with an annual/quarterly payment based on Contract value for so long as the Contract remains in effect. Certain selling firms may receive additional amounts for: (1) sales promotions relating to the Contract; (2) costs associated with sales conferences and educational seminars for their sales representatives; and; (3) other sales expenses incurred by them. Bonus payments may be paid to certain selling firms based on aggregate sales of the Company's variable insurance contracts (including the Contract) or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.



In addition to the compensation paid for sales of the Contracts, the Company pays compensation to CUNA Brokerage when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout. This additional compensation can be from 0% to 6 1/2% of the amount annuitized based upon the income option selected and the length of time the Contract was in force. CUNA Brokerage may pass through this compensation to selling firms. Any trail commissions paid to CUNA Brokerage for Contract sales will cease upon payments made for Owner life contingent annuitization.


A portion of the compensation paid to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

Compensation and other incentives or payments described above are not charged directly to Owners or the Variable Account. The Company intends to recoup compensation and other sales expenses through fees and charges deducted under the Contract.

                               FEDERAL TAX MATTERS

--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION


This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about specific tax implications should consult a competent by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser before making a transaction. This discussion is based upon the Company's understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.


The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or Income Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on the Company's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although the Company does not have direct control over the Funds in which the Variable Account invests, the Company believes that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While the Company believes that the Contract does not give Owners investment control over separate account assets, the Company reserves the right to modify the Contract as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any Owner dies on or after the Payout Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Payout Date, the entire interest in the contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated Beneficiary" and which is distributed over the life of such Annuitant or over a period not extending beyond the life expectancy of that Annuitant, provided that such distributions begin within one year of that Owner's death. The Owner's "designated Beneficiary" is the person designated by such Owner as an Annuitant and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the Owner's "Designated Beneficiary" is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.



The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

TAXATION OF ANNUITIES

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.



In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as Income Payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

If your Contract contains a Guaranteed Minimum Withdrawal Benefit rider or Guaranteed Minimum Accumulation Benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your Contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing either of these riders.

Any annuity Owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Surrenders. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts. In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. The Contract Value immediately before a partial withdrawal may have to be increased by any positive market value adjustment which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of market value adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of a market value adjustment.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

However, if you purchase the GMWB rider and you take a withdrawal or other distribution from your Contract (and the Contract Value has not been reduced to zero or less), the amount in excess of the greater of:

     (1) Contract Value, or


     (2) Guaranteed Minimum Withdrawal Benefit basis or lifetime benefit basis over your investment in the Contract will be treated by us as a taxable distribution.

Income Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable Income Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each Income Payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as Income Payments.

Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

     (1) made on or after the taxpayer reaches age 59 1/2;

     (2) made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

     (3) attributable to the taxpayer's becoming disabled;

     (4) as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;

     (5) made under certain annuities issued in connection with structured settlement agreements; and

     (6) made under an annuity contract that is purchased with a single purchase payment when the Payout Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the Income Payment period.

Other tax penalties may apply to certain distributions under a Qualified
Contract.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

The Company has the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive.

SEPARATE ACCOUNT CHARGES


It is possible that the Internal Revenue Service may take a position that rider charges (e.g. Spouse Beneficiary Death Benefit) are deemed to be taxable distributions to you. Although the Company does not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects.

WITHHOLDING

Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.



Taxable "eligible rollover distributions" from section 401(a) plans, section 403(b) tax-sheltered annuities, and Section 457(b) governmental plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan to an employee (or employee's spouse or former spouse as beneficiary or alternate payee), except certain distributions such as distributions required by the Code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, IRA, 403(b) tax-sheltered annuity, or to a governmental Section 457(b) plan that agrees to separately account for rollover contributions.

MULTIPLE CONTRACTS

All non-qualified deferred annuity Contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includable in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

TAXATION OF QUALIFIED PLANS

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of such plans.

For qualified plans under Section 401(a), 403(b), and eligible plans under 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent Owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. Roth

IRAs under Section 408A do not require distributions at any time prior to the Owner's death.

If you are attempting to satisfy minimum required distribution rules through partial withdrawals, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed, consult a tax advisor.



Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRA contributions are limited each year to the lesser of a limit specified in the Code or 100% of the compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. Distributions from certain other types of qualified plans, however, may be "rolled over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA up to the lesser of a limit specified in the Code or 100% of compensation includible in the Owner's gross income for the year. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (Social Security) taxes. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to

Loan Amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan. The Contract includes a death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Certain Deferred Compensation Plans. Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Under a non-governmental plan, all investments, however, are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations.

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

At the present time, the Company makes no charge to the Subaccounts for any Federal, state, or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

OTHER TAX CONSEQUENCES


As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect the Company's understanding of current law and the law may change.



Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary.



Federal estate and state and local estate, inheritance and of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.




Generation-skipping Transfer Tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.



Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.


                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, the Company, or the principal underwriter of the Contract.

                                COMPANY HOLIDAYS

--------------------------------------------------------------------------------

The Company is closed on the following holidays: New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Company is closed on the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday.

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The Company's financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). The Company's financial statements should be distinguished from the Variable Account's financial statements and you should consider the Company's financial statements only as bearing upon its ability to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please the Company at the Home Office.

                       APPENDIX A -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The following information is derived from the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the fiscal years ended December 31, 2006, 2005 and 2004. The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Funds and the assessment of various charges.





-----------------------------------------
  CONSERVATIVE ALLOCATION
  SUBACCOUNT                       2006
-----------------------------------------
 Unit fair value:
-----------------------------------------
 Beginning of period            $10.00***
-----------------------------------------
 End of period                  10.17
-----------------------------------------
 Percentage increase in unit
     value during period         1.70%**
-----------------------------------------
 Number of units outstanding
     at end of period            123.093
-----------------------------------------







-----------------------------------------
  MODERATE ALLOCATION
  SUBACCOUNT                       2006
-----------------------------------------
 Unit fair value:
-----------------------------------------
 Beginning of period            $10.00***
-----------------------------------------
 End of period                  10.29
-----------------------------------------
 Percentage increase in unit
     value during period         2.90%**
-----------------------------------------
 Number of units outstanding
     at end of period            782.785
-----------------------------------------







-----------------------------------------
  AGGRESSIVE ALLOCATION
  SUBACCOUNT                       2006
-----------------------------------------
 Unit fair value:
-----------------------------------------
 Beginning of period            $10.00***
-----------------------------------------
 End of period                  10.39
-----------------------------------------
 Percentage increase in unit
     value during period         3.90%**
-----------------------------------------
 Number of units outstanding
     at end of period             73.109
-----------------------------------------







--------------------------------------------------------------------
  MONEY MARKET SUBACCOUNT          2006         2005         2004
------------------------------------------- ------------ -----------
 Unit fair value:
------------------------------------------- ------------ -----------
 Beginning of period                $10.15       $10.00     $10.00*
------------------------------------------- ------------ -----------
 End of period                       10.47        10.15      10.00
------------------------------------------- ------------ -----------
 Percentage increase in unit         3.15%        1.50%     0.00%**
     value during period
------------------------------------------- ------------ -----------
 Number of units outstanding     1,439,661    1,174,622      41,939
     at end of period
------------------------------------------- ------------ -----------







--------------------------------------------------------------------
  BOND SUBACCOUNT                  2006         2005         2004
------------------------------------------- ------------ -----------
 Unit fair value:
------------------------------------------- ------------ -----------
 Beginning of period                $10.10        $9.98     $10.00*
------------------------------------------- ------------ -----------
 End of period                       10.36        10.10       9.98
------------------------------------------- ------------ -----------
 Percentage increase in unit         2.57%        1.20%      (0.20%)**
     value during period
------------------------------------------- ------------ -----------
 Number of units outstanding     6,703,481    3,021,142     191,144
     at end of period
------------------------------------------- ------------ -----------

--------------------------------------------------------------------
  HIGH INCOME SUBACCOUNT           2006         2005         2004
------------------------------------------- ------------ -----------
 Unit fair value:
------------------------------------------- ------------ -----------
 Beginning of period                $10.38       $10.25     $10.00*
------------------------------------------- ------------ -----------
 End of period                       11.19        10.38      10.25
------------------------------------------- ------------ -----------
 Percentage increase in unit         7.80%        1.27%     2.50%**
     value during period
------------------------------------------- ------------ -----------
 Number of units outstanding     2,256,194    1,090,104      68,835
     at end of period
------------------------------------------- ------------ -----------







--------------------------------------------------------------------
  DIVERSIFIED INCOME
  SUBACCOUNT
  (formerly Balanced
  Subaccount)                      2006         2005         2004
------------------------------------------- ------------ -----------
 Unit fair value:
------------------------------------------- ------------ -----------
 Beginning of period                $10.89       $10.62     $10.00*
------------------------------------------- ------------ -----------
 End of period                       11.82        10.89      10.62
------------------------------------------- ------------ -----------
 Percentage increase in unit         8.54%        2.54%     6.20%**
     value during period
------------------------------------------- ------------ -----------
 Number of units outstanding     3,424,692    2,169,035     119,533
     at end of period
------------------------------------------- ------------ -----------







--------------------------------------------------------------------
  LARGE CAP VALUE SUBACCOUNT       2006         2005         2004
------------------------------------------- ------------ -----------
 Unit fair value:
------------------------------------------- ------------ -----------
 Beginning of period                $11.45       $10.99     $10.00*
------------------------------------------- ------------ -----------
 End of period                       13.63        11.45      10.99
------------------------------------------- ------------ -----------
 Percentage increase in unit        19.04%        4.19%     9.90%**
     value during period
------------------------------------------- ------------ -----------
 Number of units outstanding     4,913,687    2,659,384     144,835
     at end of period
------------------------------------------- ------------ -----------







--------------------------------------------------------------------
  LARGE CAP GROWTH FUND
  SUBACCOUNT                       2006         2005         2004
------------------------------------------- ------------ -----------
 Unit fair value:
------------------------------------------- ------------ -----------
 Beginning of period                $10.73       $10.61     $10.00*
------------------------------------------- ------------ -----------
 End of period                       11.42        10.73      10.61
------------------------------------------- ------------ -----------
 Percentage increase in unit         6.43%        1.13%     6.10%**
     value during period
------------------------------------------- ------------ -----------
 Number of units outstanding     2,561,564    1,136,871     253,559
     at end of period
------------------------------------------- ------------ -----------







--------------------------------------------------------------------
  MID CAP VALUE SUBACCOUNT         2006         2005         2004
------------------------------------------- ------------ -----------
 Unit fair value:
------------------------------------------- ------------ -----------
 Beginning of period                $11.73       $10.78     $10.00*
------------------------------------------- ------------ -----------
 End of period                       13.55        11.73      10.78
------------------------------------------- ------------ -----------
 Percentage increase in unit        15.52%        8.81%     7.80%**
     value during period
------------------------------------------- ------------ -----------
 Number of units outstanding     2,258,725    1,114,415      87,095
     at end of period
------------------------------------------- ------------ -----------

--------------------------------------------------------------------
  MID CAP GROWTH SUBACCOUNT        2006         2005         2004
------------------------------------------- ------------ -----------
 Unit fair value:
------------------------------------------- ------------ -----------
 Beginning of period               $11.96       $11.14      $10.00*
------------------------------------------- ------------ -----------
 End of period                      13.15        11.96        11.14
------------------------------------------- ------------ -----------
 Percentage increase in unit        9.95%        7.36%     11.40%**
     value during period
------------------------------------------- ------------ -----------
 Number of units outstanding      597,595      814,644       53,327
     at end of period
------------------------------------------- ------------ -----------







--------------------------------------------------------------------
  GLOBAL SECURITIES SUBACCOUNT     2006         2005         2004
------------------------------------------- ------------ -----------
 Unit fair value:
------------------------------------------- ------------ -----------
 Beginning of period               $12.21       $10.85      $10.00*
------------------------------------------- ------------ -----------
 End of period                      14.15        12.21       10.85
------------------------------------------- ------------ -----------
 Percentage increase in unit       15.89%       12.53%      8.50%**
     value during period
------------------------------------------- ------------ -----------
 Number of units outstanding      597,595      251,644       18,621
     at end of period
------------------------------------------- ------------ -----------







--------------------------------------------------------------------
  INTERNATIONAL STOCK
  SUBACCOUNT                       2006         2005         2004
------------------------------------------- ------------ -----------
 Unit fair value:
------------------------------------------- ------------ -----------
 Beginning of period                $12.91      $11.22      $10.00*
------------------------------------------- ------------ -----------
 End of period                       15.83       12.91       11.22
------------------------------------------- ------------ -----------
 Percentage increase in unit        22.62%      15.06%     12.20%**
     value during period
------------------------------------------- ------------ -----------
 Number of units outstanding     1,334,155     594,014       28,569
     at end of period
------------------------------------------- ------------ -----------



* The product inception date was October 11, 2004, with all Subaccounts starting with a $10.00 unit price.
**     Not annualized.

*** The product inception date was June 30, 2006, with all Subaccounts starting with a $10.00 unit price.

                                   APPENDIX B

          GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND GUARANTEED MINIMUM
                               ACCUMULATED BENEFIT

--------------------------------------------------------------------------------
EXAMPLES FOR GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED ON
                           AND AFTER OCTOBER 30, 2006

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 64. This means:

     -  The lifetime benefit basis is $100,000; and
     - The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 x $100,000).
     - All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the amount payable to the Owner.

EXAMPLE 1: Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

     - The lifetime benefit basis is $150,000, which is the prior lifetime benefit basis plus the additional purchase payment; and
     - The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new lifetime benefit basis.

EXAMPLE 2: Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5%) before the first Contract Anniversary.

     - The lifetime benefit basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
     - The GALWA is $5,000, this does not change because the withdrawal does not exceed the $5,000 GALWA.

EXAMPLE 3: Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred.

     - The lifetime benefit basis is $115,000. It was increased by 5% of the initial lifetime benefit basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
     - The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,235 (5.5% rate for age 67 times the $115,000 lifetime benefit basis).
     - The lifetime benefit basis is adjusted to $65,000 since the $50,000 withdrawal exceeds the $6,235 GALWA. The adjusted amount is the lesser of (1) or (2) below:

          1. The prior lifetime benefit basis less the withdrawal:
             $115,000 - $50,000 = $65,000; or

          2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
     - The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age 67) of the new lifetime benefit basis.

EXAMPLE 4: Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The lifetime benefit basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
     - The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,235 (5.5% rate for age 67 times the $115,000 lifetime benefit basis.

     - The lifetime benefit basis is adjusted to $30,000 since the withdrawal exceeds the $6,235 GALWA. The adjusted value is the lesser of (1) or (2) below:

          1. The prior lifetime benefit basis less the withdrawal:
             $115,000 - $50,000 = $65,000; or

          2. The Contract Value after the withdrawal: $80,000 - $50,000 =
             $30,000
     -  The GALWA is $1,650, which is 5.5% of the new lifetime benefit basis.

EXAMPLE 5: Starting with the Base Assumptions, assume no withdrawals have been taken and the value of the Contract on the third Contract Anniversary is $125,000.

     - The existing lifetime benefit basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
     - The Owner chooses to step-up the lifetime benefit basis to the Contract Value of $125,000.
     - The guaranteed annual lifetime withdrawal at after the step-up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up lifetime benefit basis).
     - NOTE: If the Owner chooses to step-up the lifetime benefit basis a new seven year minimum charge period will begin starting on the date of the step-up.
     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider, we are no longer issuing the rider, the charge will be set by the Company.

EXAMPLE 6: Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional no withdrawals have been taken. The value of the Contract on the third Contract Anniversary is $110,000.

     - The lifetime benefit basis is $100,000. Since withdrawals began immediately, the lifetime benefit basis did not increase.
     - The Owner chooses to step-up the lifetime benefit basis to the Contract Value of $110,000.
     - The guaranteed annual lifetime withdrawal at after the step-up is $5,500 (5.00% rate for age 64 - the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up lifetime benefit basis).
     - NOTE: If the Owner chooses to step-up the lifetime benefit basis a new seven year minimum charge period will begin starting on the date of the step-up.
     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider. If the Company is no longer issuing the rider, then it will set the charge.

                     GUARANTEED MINIMUM ACCUMULATION BENEFIT

EXAMPLES FOR BENEFIT RIDERS GENERALLY ISSUED ON AND AFTER OCTOBER 30, 2006

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 65. This means the benefit basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the amount payable to the Owner.

EXAMPLE 1: The Owner makes an additional purchase payment of $50,000 within the window period. The benefit basis is $150,000, which is the prior benefit basis plus the additional purchase payment.

EXAMPLE 2: Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

     -  The adjustment to the benefit basis is $50,000 which is the greater of:
     -  The withdrawal of $50,000; or
     - The proportion of the benefit basis withdrawn of $33,333.33. This is calculated as which is (1) divided by (2) with the result multiplied by
        (3):

          1. partial withdrawal amount: $50,000;
          2. Contract Value immediately prior to the withdrawal: $150,000;

          3. the benefit basis immediately prior to the withdrawal: $100,000;
     - So the proportion of the benefit basis withdrawn: ($50,000! $150,000)*$100,000 = $33,333.33
     - Therefore the benefit basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3: Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     -  The adjustment to the benefit basis is $50,000 which is the greater of:
     -  The prior benefit basis less the withdrawal of $50,000; or
     - The proportion of the benefit basis withdrawn of $33,333.33. This which is (1) divided by (2) with the result multiplied by (3):

          1. partial withdrawal amount: $50,000;
          2. Contract Value immediately prior to the withdrawal: $80,000;
          3. the benefit basis immediately prior to the withdrawal: $100,000;
     -  So the proportion of the benefit basis withdrawn:
        ($50,000/$80,000)*$100,000 = $62,500
     - Therefore, the benefit basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4: Starting with the Base Assumptions, on the 4th anniversary the Contract Value is $135,000.

     -  The existing benefit basis is $100,000.
     - The Owner chooses to step-up the benefit basis to the account value of $135,000.
     - The new benefit basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step-up date).
     - NOTE: If the Owner chooses to step-up the benefit basis a new seven year minimum charge period will begin starting on the date of the step-up.
     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider. If the Company is no longer issuing the rider, then it will set the charge.

                                   APPENDIX C

        GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR RIDERS GENERALLY ISSUED
                             BEFORE OCTOBER 30, 2006

--------------------------------------------------------------------------------

General. The Guaranteed Minimum Withdrawal Benefit rider is available for an additional charge only when you purchase the Contract. The Guaranteed Minimum Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of your Contract Value. If you do not choose to make withdrawals under the Guaranteed Minimum Withdrawal Benefit rider, the charges collected for this benefit will not be refunded. You may elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits.

Electing the Guaranteed Minimum Withdrawal Benefit Rider. You may elect the Guaranteed Minimum Withdrawal Benefit rider if the Annuitant is not more than 85 years old on the Contract Issue Date. The contract offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the Guaranteed Minimum Withdrawal Benefit rider, all of your net purchase payments and all of your Contract Value must participate in one of the benefit allocation models that the Company makes available for that purpose. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:



---------------------------------------------------------
   INVESTMENT CATEGORY             SUBACCOUNTS
---------------------------------------------------------

 Diversified Income
     Fund                100%  Diversified Income
                         100%  Conservative Allocation
                         100%  Moderate Allocation
                         100%  DCA 1-year*
                         100%  DCA 6-month*
  -------------------------------------------------------
 Conservative 7-14
     Years                45%  Bond
                          25%  Large Cap Value
                          15%  Large Cap Growth
                           5%  High Income
                           5%  Mid Cap Value
                           5%  International Stock
  -------------------------------------------------------
 Conservative 15+Years    35%  Bond
                          30%  Large Cap Value
                          10%  International Stock
                           5%  High Income
                          10%  Large Cap Growth
                          10%  Mid Cap Value
  -------------------------------------------------------
 Moderate 7-14 Years      30%  Bond
                          25%  Large Cap Value
                           5%  Mid Cap Growth
                           5%  International Stock
                          10%  Mid Cap Value
                           5%  High Income
                          15%  Large Cap Growth
                           5%  Global Securities
  -------------------------------------------------------



* Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Withdrawal Benefit. Additionally, the DCA 1-year and DCA 6-month options are only available for new premium-transfers into these funds are not allowed.

Withdrawals in General. Under the Guaranteed Minimum Withdrawal Benefit rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first rider anniversary, you may make guaranteed withdrawals each rider year up to the guaranteed annual withdrawal amount (the "GAWA") (under the annual withdrawal option) or the guaranteed annual lifetime withdrawal amount (the "GALWA") (under the annual lifetime benefit option). Guaranteed withdrawals up to the GALWA will not impact the benefit basis or the lifetime benefit basis (defined below under "Amount of your guaranteed withdrawals"). Guaranteed withdrawals up to the GAWA will not impact the benefit basis, but will impact the lifetime benefit basis, if the withdrawal exceeds the GALWA. If you choose to receive only a part of, or none of, your GAWA or GALWA in any given rider year, your GAWA and GALWA is not cumulative and will not increase. For example, if your GALWA is $1,500 and you withdraw $1,000 one year, your GALWA will not increase next year by the $500 you did not withdraw. In general, you may switch from one withdrawal option to the other without prior notification to the Company. Rather, the actual amount of the guaranteed withdrawal during a rider year will determine which of the withdrawal options is applicable for that rider year. However, if payments are made under a Guaranteed Minimum Withdrawal Benefit settlement (defined below), the Company will require you to choose the withdrawal option and withdrawal amount for any remaining guaranteed withdrawals.

Within each rider year, you may also withdraw more than the GAWA or the GALWA. The portion of any withdrawal which is in excess of the GAWA or the GALWA in effect at the time of the withdrawal request is referred to as an "excess withdrawal." In addition, an excess withdrawal may occur when the amount withdrawn, when added to prior withdrawals during a rider year, exceeds the

GAWA or the GALWA. Any partial withdrawal before the first rider anniversary is an excess withdrawal. Excess withdrawals will reduce your benefit basis and/or lifetime benefit basis, and may do so by more than the actual amount of the excess withdrawal.

All guaranteed withdrawals under the Guaranteed Minimum Withdrawal Benefit rider are also partial withdrawals under the Contract. Any applicable contingent deferred sales charge will apply to guaranteed withdrawals. If a guaranteed withdrawal under the Guaranteed Minimum Withdrawal Benefit causes your Contract Value to be equal to or less than zero, the Company will pay any remaining guaranteed withdrawals under the terms of the Guaranteed Minimum Withdrawal Benefit under an Income Option that the Company makes available for that purpose (the "Guaranteed Minimum Withdrawal Benefit settlement"). Your Contract and all other riders then will terminate. If the guaranteed withdrawals continue past the anticipated income payout date, we will allow you to extend that payout date. However, If you extend the payout date beyond age 85 (or 10 years from the contract issue date if later): (1) you must elect to receive withdrawals under either the annual withdrawal benefit option or annual lifetime benefit option,
(2) once you make this election it cannot be changed, (3) all other riders will terminate on that date, and (4) we will no longer accept purchase payments under the contract. Tax consequences may apply. (See "Tax Status of the Contract - Taxation of Annuities" in the Prospectus.) You should carefully consider when to begin taking guaranteed withdrawals if you have elected the Guaranteed Minimum Withdrawal Benefit. If you begin taking guaranteed withdrawals too soon or delay taking guaranteed withdrawals for too long, you may limit the value of the Guaranteed Minimum Withdrawal Benefit. If you elect the Guaranteed Minimum Withdrawal Benefit for a Qualified Contract, tax rules may prevent you from taking partial withdrawals when you otherwise would, or require you to take excess withdrawals, reducing your benefit basis and/or lifetime benefit basis. See "Federal Tax Matters - Taxation of Qualified Plans" on pages of your Prospectus. Consult a tax advisor before purchasing the Guaranteed Minimum Withdrawal Benefit rider.

Excess Withdrawals more than the GAWA. If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current guaranteed annual withdrawal amount, the Company will make the following adjustments:

     (a) reduce the remaining withdrawal amount to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous remaining withdrawal amount reduced dollar for dollar by the amount of the withdrawal;
     (b) reset the benefit basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous benefit basis reduced dollar for dollar by the amount of the withdrawal; and (c) reset the lifetime benefit basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous lifetime benefit basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If the Company reduces the resulting benefit basis as a result of the excess withdrawal, the Company will also reduce the GAWA. If the Company reduces the resulting lifetime benefit basis as a result of the excess withdrawal, the Company will also reduce the GALWA.

Excess Withdrawals more than the GALWA. If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current GALWA but less than the current GAWA, the Company will make the following adjustments:

     (a) reduce the remaining withdrawal amount dollar for dollar by the amount of the
     (b) reset the lifetime benefit basis to equal the lesser of:

          (1) the Contract Value immediately following the withdrawal; or (2) reduce the previous lifetime benefit basis dollar for dollar by
              (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If the Company reduces the lifetime benefit basis as a result of the excess withdrawal, the Company will also reduce the GALWA.

Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date following the expiration of the minimum charge period of 7 years. In addition, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate on the earliest of:

     (a) the date the remaining withdrawal amount is reduced to zero and there are no further guaranteed withdrawals allowed under the annual lifetime benefit option;
     (b) the Payout Date;
     (c) the date due proof of death of the Annuitant is received;
     (d) the date there is a change of Annuitant for any reason; or
     (e) the date you surrender your Contract.

For the Guaranteed Minimum Withdrawal Benefit to remain in effect, all of your net purchase payments and all of your Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime.

However, if you discontinue allocating your net purchase payments and Contract Value to one of the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit will automatically terminate on the later of: (i) the last day of the minimum charge period as shown on the Rider Data Page; (ii) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or (iii) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. On the date of that transfer or change of allocation to an investment option that is not an available benefit allocation model, your benefit basis and lifetime benefit basis will be reduced to zero, and you cannot step-up the benefit basis and lifetime benefit basis as described below.

Amount of your guaranteed withdrawals. The Company determines your GAWA by multiplying the benefit basis by the current annual withdrawal benefit percentage of 7%. Similarly, the Company determines your GALWA by multiplying the lifetime benefit basis by the annual lifetime benefit percentage shown on your Rider Data Page. The annual lifetime benefit percentage currently is 4% for annuitant less than age 60 on the rider date and it currently is 5% for Annuitants age 60 or more on the rider date. Any change in the benefit basis or lifetime benefit basis will also result in a change in the GAWA or GALWA, as appropriate. THE BENEFIT BASIS AND LIFETIME BENEFIT BASIS ARE USED ONLY TO CALCULATE THE GAWA AND GALWA. THE BENEFIT BASIS AND LIFETIME BENEFIT BASIS DO NOT ESTABLISH OR GUARANTEE A MINIMUM CONTRACT VALUE, SURRENDER VALUE, DEATH BENEFIT, OR RETURN FOR ANY SUBACCOUNT.

The benefit basis and the lifetime benefit basis are equal to your initial net purchase payment, plus any net purchase payments received during the window period. Currently, the first 12 months after contract issue, we limit the amount of window purchase payments that count toward this benefit to the maximum window purchase payment, currently two times your initial purchase payment. (This amount is shown on your Rider Data Page). You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. SUCH PURCHASE PAYMENTS WILL INCREASE THE COST OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER, AND WILL NOT PARTICIPATE IN ANY GMWB RIDER BENEFITS.

The Company will adjust the benefit basis/lifetime benefit basis if an excess withdrawal occurs. In addition, as discussed above, if you elect not to participate in an available benefit allocation model, the benefit basis and lifetime benefit basis will become zero and the Guaranteed Minimum Withdrawal Benefit rider will terminate.

Step-up. On your fifth rider anniversary (and any subsequent fifth rider anniversary following a step-up), you may, subject to certain conditions, "step-up" the benefit basis and lifetime benefit basis to equal your current Contract Value. You may step-up the benefit basis and lifetime benefit basis provided:

     (a) you have not taken any withdrawals since the start date for the current benefit period;
     (b) your Contract Value is greater than zero;
     (c) your Contract Value is greater than the benefit basis as of the step-up date;
     (d) the Annuitant is age 85 or younger as of the step-up date; and
     (e) the Company receives your written request to step-up the benefit basis and lifetime benefit basis at its home office at least thirty (30) days prior to the end of the fifth (5th) rider year for the current benefit period. The step-up date will be the rider anniversary as of the end of that rider year.

If you elect the "step-up," the start date for the new benefit period will be the step-up date, and the benefit basis and lifetime benefit basis will equal your Contract Value as of the step-up date. A new minimum charge period will begin. The charge for the new benefit period may differ from the prior charge, but will not exceed the maximum rider charge of 1.00% of the avenge monthly Contract Value for the prior year.

For examples of the operation of the Guaranteed Minimum Withdrawal Benefit, see Appendix D.

GMWB Charge. If you elect the Guaranteed Minimum Withdrawal Benefit, the Company will deduct a charge that compensates it for the costs and risks the Company assumes in providing this benefit. The Company will not deduct the Guaranteed Minimum Withdrawal Benefit charge after the Payout Date, nor will the Company assess the Guaranteed Minimum Withdrawal Benefit charge if a Guaranteed Minimum Withdrawal Benefit settlement were to occur. The current annual Guaranteed Minimum Withdrawal Benefit charge percentage is 0.50%. The Company has the right to change the current Guaranteed Minimum Withdrawal Benefit charge percentage for newly issued riders or if you step-up your benefit, but it will never exceed the maximum Guaranteed Minimum Withdrawal Benefit charge percentage which is 1.00%. The amount of the Guaranteed Minimum Withdrawal Benefit charge is calculated annually by multiplying the current annual Guaranteed Minimum Withdrawal Benefit charge percentage by the average monthly Contract Value for the prior year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the minimum charge period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.

                                   APPENDIX D

GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR RIDERS GENERALLY ISSUED BEFORE
                                OCTOBER 30, 2006

--------------------------------------------------------------------------------

General. The Company designed the GMAB rider to protect you from poor investment performance during your Contract's accumulation period. The GMAB rider is available for an additional charge only when you purchase your Contract, and guarantees that on the expiration date of the benefit period, your Contract Value will at least equal the benefit basis less adjustments for partial withdrawals. The Company currently offers a 10 year benefit period for the GMAB rider. If, on the rider's expiration date, your Contract Value is greater than your benefit basis and you do not renew the benefit period or convert the rider to the GMWB, the Company will increase your Contract Value by the amount of all rider charges deducted during the most recent benefit period, and the rider will terminate. The increase in Contract Value will occur on the rider's expiration date, and the Company will allocate the increase pro-rata according to your purchase payment allocation instructions. You may elect either the GMWB or the GMAB, but not both optional benefits. You should not elect the GMAB if you are interested in current payments. Partial withdrawals may reduce the benefit basis by more than the withdrawal amount. If you elect the GMAB for a Qualified Contract, tax rules may require you to take withdrawals after a certain date, reducing your benefit basis. See "Federal Tax Matters - Taxation of Qualified Plans" on pages of your Prospectus. Consult a tax advisor before purchasing the Guaranteed Minimum Accumulation Benefit rider

Electing the GMAB Rider. You may elect the GMAB rider if the Annuitant is no more than 85 years old on the Contract Issue Date. The contract offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the GMAB rider, your net purchase payments and all your Contract Value must be allocated to one of the benefit allocation models the Company makes available for that purpose. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:


---------------------------------------------------------
   INVESTMENT CATEGORY             SUBACCOUNTS
---------------------------------------------------------

 Diversified Income
     Fund                100%  Diversified Income
                         100%  Conservative Allocation
                         100%  Moderate Allocation
                         100%  DCA 1-Year*
                         100%  DCA 6-Month*
  -------------------------------------------------------
 Conservative 7-14
     Years                45%  Bond
                          25%  Large Cap Value
                          15%  Large Cap Growth
                           5%  High Income
                           5%  Mid Cap Value
                           5%  International Stock
  -------------------------------------------------------
 Conservative 15+ Years   35%  Bond
                          30%  Large Cap Value
                          10%  International Stock
                           5%  High Income
                          10%  Large Cap Growth
                          10%  Mid Cap Value
  -------------------------------------------------------
 Moderate 7-14 Years      30%  Bond
                          25%  Large Cap Value
                           5%  Mid Cap Growth
                           5%  International Stock
                          10%  Mid Cap Value
                           5%  High Income
                          15%  Large Cap Growth
                           5%  Global Securities
  -------------------------------------------------------


*Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Withdrawal Benefit. Additionally, the DCA 1-year and DCA 6-month options are only available for new premium-transfers into these funds are not allowed.

Benefit Basis. Your benefit basis is equal to your initial purchase payment plus any purchase payments received during window period currently, the first 12 months after the issue date, minus adjustments for partial withdrawals.

We limit the amount of window purchase payments that count toward your benefit basis to the maximum window purchase payment amount, currently two times your initial purchase payment. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount (shown on your Rider Data Page). Since the charge for the GMAB is calculated based on the account value such purchase payments will increase the cost of the rider (see GMAB Charge below). Additionally by increasing the account value without increasing the Benefit Basis, such payments could negatively impact your GMAB rider benefits.

Partial Withdrawals. You may make a partial withdrawal from your Contract at anytime. If you make a partial withdrawal while the GMAB rider is in effect, however, the Company will reduce your benefit basis by the greater of:

     (a) the partial withdrawal amount, including associated surrender charges, if any; or

     (b) the proportion of your benefit basis withdrawn. The proportion of the is equal to (1) divided by (2), with the result multiplied by (3), where:

          (1) = the partial withdrawal amount, including associated surrender charges and market value adjustments, if any;

          (2) = the Contract Value immediately before the partial withdrawal;
                and

          (3) = the benefit basis immediately before the partial withdrawal.

Step-Up. On your fifth rider anniversary (and each subsequent fifth rider anniversary for a renewal benefit period, or new benefit period following a step-up) you have the one time opportunity to "step-up" your GMAB benefit basis to equal your current Contract Value and begin a new benefit period of the same duration as the prior benefit period. This option is available provided all of the following four conditions are met:

     (1) the expiration date for the new benefit period does not extend past the Contract Anniversary following the Annuitant's (5TH) birthday or 10 years from the Contract Issue Date, if later;

     (2) your benefit basis is greater than zero;

     (3) your Contract Value is greater than the benefit basis as of the step-up date; and

     (4) the Company receives your written request to step-up the benefit in its home office at least thirty (30) days before the end of the fifth (5th) rider year for the benefit period. The step-up date will be the rider anniversary as of the end of that rider year.

If you elect the "step-up," a new benefit period with a start date equal to the step-up date will begin. A new 33 minimum charge period also will begin. The charge for the GMAB rider, as "stepped-up," may differ than the charge for the prior benefit period, but will not exceed the maximum rider charge of 1.00% of the average monthly Contract Value for the prior year.

Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date following the expiration of the minimum charge period of 7 years. In addition, the GMAB rider will automatically terminate on the earliest of:

     (a) the expiration date of the benefit period;

     (b) the Payout Date;

     (c) the date due proof of death of the Annuitant is received;

     (d) the date there is a change of Annuitant for any reason; or

     (e) the date you surrender your Contract.

For the GMAB rider to remain in effect, all of your net purchase payments and Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime. However, if you elect to discontinue using the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate. The termination will occur on the later of(a) the last day of the minimum charge period shown on the Rider Data Page, (b) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or (c) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. As of the date of such transfer or allocation change, the benefit basis will be reduced to zero, you will not be permitted to step-up your benefit basis or renew a benefit period (described below), and you cannot convert the Guaranteed Minimum Withdrawal Benefit to the GMWB rider (described below).

Renewal and Conversion. You may renew the Guaranteed Minimum Accumulation Benefit as of its expiration date, provided certain conditions are met. The renewal benefit period must be the same duration as the expiring benefit period, and cannot extend beyond the Contract Anniversary following the Annuitant 85th birthday or 10 years from the Contract Issue Date, if later. In addition, at the time of renewal, your benefit basis must be greater than zero and your Contract Value must be greater than your benefit basis. The Company must receive your written request to renew the benefit period at its home office at least 30 days before the expiration date. The GMAB rider charge may change, but in no event will the charge be greater than the maximum rider charge of 1.00% of the average monthly Contract Value for the prior year. The minimum charge period of 7 years will begin as of the renewal date.

You may also convert the GMAB rider to a GMWB rider (if the GMWB rider is offered) on a rider anniversary. To convert the rider, your benefit basis must be greater than zero, the Annuitant must be age 85 or younger as of the date of conversion, and the Company must receive your written request for conversion at its home office at least thirty (30) days before a rider anniversary.

If you convert the GMAB rider to the GMWB rider, the date of the conversion will be the rider anniversary date following receipt of your request. The benefit basis and the lifetime benefit basis for the GMWB will equal your Contract Value on the date of conversion.

GMAB Charge. If you elect the GMAB, the Company will deduct a charge that compensates it for the costs and risks it assumes in providing this benefit. The Company deducts the GMAB charge even if your benefit basis is zero. The current annual GMAB charge percentage is 0.50%. The Company has the right to change the current GMAB charge percentage for newly issued riders or if you step-up or renew your benefit period, but it will never exceed the maximum GMAB charge percentage which is 1.00%. The amount of the GMAB charge is calculated annually by multiplying the current annual GMAB charge percentage by the avenge monthly Contract Value for the prior year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the GMAB charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the minimum charge period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.

                                   APPENDIX E

    GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND GUARANTEED MINIMUM ACCUMULATION
      BENEFIT EXAMPLES FOR RIDERS GENERALLY ISSUED BEFORE OCTOBER 30, 2006

--------------------------------------------------------------------------------

GMWB EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means: the benefit basis is $100,000;

     -  the remaining withdrawal amount is $100,000;
     -  the guaranteed annual withdrawal amount (GAWA) is $7,000;
     -  the lifetime benefit basis is $100,000; and
     -  the guaranteed annual lifetime withdrawal amount (GALWA) is $4,000.

EXAMPLE 1: Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

     - the benefit basis is $150,000, which is the prior benefit basis plus the additional purchase payment;
     - the remaining withdrawal amount is $150,000, which is the prior remaining withdrawal amount plus the additional purchase payment;
     -  the GAWA is $10,500, which is 7% of the new benefit basis;
     - the lifetime benefit basis is $150,000, which is the prior lifetime benefit basis plus the additional purchase payment; and
     -  the GALWA is $6,000, which is 4% of the new lifetime benefit basis.

EXAMPLE 2: Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,000) after the first Contract Anniversary.

     - the benefit basis is $100,000, this does not change because the withdrawal is less then the $7,000 GAWA;
     - the remaining withdrawal amount is $96,000, the prior remaining withdrawal amount minus the $4,000 guaranteed withdrawal;
     - the GAWA is $7,000, this does not change because the withdrawal is less then the $7,000 GAWA;
     - the lifetime benefit basis is $100,000, this does not change because the guaranteed withdrawal does not exceed the $4,000 GALWA; and
     - the GALWA is $4,000, this does not change because the guaranteed withdrawal does not exceed the $4,000 GALWA.

EXAMPLE 3: Starting with the Base Assumptions, the Owner withdraws the GAWA ($7,000) after the first Contract Anniversary and Contract Value is $110,000 at the time of the withdrawal.

     - The benefit basis is $100,000, this does not change because the withdrawal does not exceed the $7,000 GAWA;
     - The remaining withdrawal amount is $93,000, the prior remaining guaranteed withdrawal amount minus the $7,000 withdrawal;
     - The GAWA is $7,000, this does not change because the guaranteed withdrawal does not exceed the $7,000 GAWA;
     - the lifetime benefit basis is adjusted to $93,000 since the guaranteed withdrawal exceeds the $4,000 GALWA, this value is adjusted to be the lesser of (1) or (2) below:
         1. the prior lifetime benefit basis less the withdrawal:$100,000 - $7,000 = $93,000; or
         2. the Contract Value after the withdrawal: $110,000 - $7,000 =
            $103,000.

     -  The GALWA is $3,720, which is 4% of the new lifetime benefit basis.

EXAMPLE 4: Starting with the Base Assumptions, the owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The benefit basis is adjusted to $50,000 since the guaranteed withdrawal exceeds the $7,000 GALWA. The adjusted value is calculated as the lesser of (1) or (2) below:
         1. The prior benefit basis less the withdrawal: $100,000 - $50,000 = $50,000; or
         2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
     - The remaining withdrawal amount is adjusted to $50,000 since the guaranteed withdrawal exceeds the $7,000 GAWA. The adjustment is calculated as the lesser of (1) or (2) below:
         1. The prior remaining withdrawal amount less the withdrawal:
            $100,000 - $50,000 = $50,000; or
         2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
     -  The GAWA is $3,500, which is 7% of the new benefit basis;
     - The lifetime benefit basis is adjusted to $50,000 since the guaranteed withdrawal exceeds the $4,000 GALWA. The adjusted amount is the lesser of (1) or (2) below:
         1. The prior lifetime benefit basis less the withdrawal:
            $100,000 - $50,000 = $50,000; or
         2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
     -  The GALWA is $2,000, which is 4% of the new lifetime benefit basis.

EXAMPLE 5: Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The benefit basis is adjusted to $30,000 since the guaranteed withdrawal exceeds the $7,000 GALWA. The adjusted basis is the lesser of (1) or (2) below:
         1. The prior benefit basis less the withdrawal: $100,000 - $50,000 = 50,000; or
         2. The Contract Value after the withdrawal: $80,000 - $50,000 =
            $30,000.
     - The remaining withdrawal amount is adjusted to $30,000 since the guaranteed withdrawal exceeds the $7,000 GAWA. The value is adjusted to be the lesser of (1) or (2) below:
         1. The prior remaining withdrawal amount less the withdrawal:
            $100,000 - $50,000 = $50,000; or
         2. The Contract Value after the withdrawal: $80,000 - $50,000 =
            $30,000.
     -  The GAWA is $2,100, which is 7% of the new benefit basis;
     - The lifetime benefit basis is adjusted to $30,000 since the guaranteed withdrawal exceeds the $4,000 GALWA. The adjusted value is the lesser of
        (1) or (2) below:
         1. The prior lifetime benefit basis less the withdrawal:
            $100,000 - $50,000 = $50,000; or
         2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000
     -  The GALWA is $1,200, which is 4% of the new lifetime benefit basis.

GMAB EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means the benefit basis is $100,000.

EXAMPLE 1: The Owner makes an additional purchase payment of $50,000 within the window period. The benefit basis is $150,000, which is the prior benefit basis plus the additional purchase payment.

EXAMPLE 2: Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

     -  The adjustment to the benefit basis is $50,000 which is the greater of:
     -  The withdrawal of $50,000; or
     - The proportion of the benefit basis withdrawn of $33,333.33. This is calculated as which is (1) divided by (2) with the result multiplied by
        (3):
         1. partial withdrawal amount: $50,000;
         2. Contract Value immediately prior to the withdrawal: $150,000
         3. the benefit basis immediately prior to the withdrawal: $100,000
     - So the proportion of the benefit basis withdrawn: ($50,000 / $150,000)*$100,000 = $33,333.33

     - Therefore the benefit basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3: Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     -  The adjustment to the benefit basis is $50,000 which is the greater of:
     -  The prior benefit basis less the withdrawal of $50,000; or
     - The proportion of the benefit basis withdrawn of $33,333.33. This is calculated as which is (1) divided by (2) with the result multiplied by
        (3):
         4. partial withdrawal amount: $50,000;
         5. Contract Value immediately prior to the withdrawal: $80,000
         6. the benefit basis immediately prior to the withdrawal: $100,000
     - So the proportion of the benefit basis withdrawn: ($50,000 / $80,000)*$100,000 = $62,500
     - Therefore the benefit basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


                                TABLE OF CONTENTS


--------------------------------------------------------------------------------






ADDITIONAL CONTRACT PROVISIONS...........................................    1
  The Contract...........................................................    1
  Incontestability.......................................................    1
  Misstatement of Age or Gender..........................................    1
  Participation..........................................................    1
  Section 403(b) Contract Loans..........................................    1
  Loan Amounts...........................................................    1
  Loan Processing........................................................    1
  Loan Interest..........................................................    1
PRINCIPAL UNDERWRITER....................................................    2
VARIABLE INCOME PAYMENTS.................................................    3
  Assumed Investment Rate................................................    3
  Amount of Variable Income Payments.....................................    3
  Income Unit Value......................................................    3
OTHER INFORMATION........................................................    4
EXPERTS..................................................................    4
FINANCIAL STATEMENTS.....................................................    4



You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling the Company at the Home Office.

                         MEMBERS(R) VARIABLE ANNUITY III


                       STATEMENT OF ADDITIONAL INFORMATION

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                2000 Heritage Way
                               Waverly, Iowa 50677
                                 (800) 798-5500

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT

         Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information ("SAI") contains additional information to that already provided in the Prospectus for the individual flexible premium deferred variable annuity contract (the "Contract") offered by CUNA Mutual Life Insurance Company (the "Company").

This SAI is not a Prospectus, and it should be read only in conjunction with the Prospectus for the following


           MEMBERS Variable Annuity III Contract, dated May 1, 2007.


The Prospectus for the Contract is dated the same as this SAI. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.


                                   May 1, 2007

                                TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS...........................................     1
   The Contract..........................................................     1
   Incontestability......................................................     1
   Misstatement of Age or Gender.........................................     1
   Participation.........................................................     1
   Section 403(b) Contract Loans.........................................     1
   Loan Amounts..........................................................     1
   Loan Processing.......................................................     1
   Loan Interest.........................................................     1
PRINCIPAL UNDERWRITER....................................................     2
VARIABLE INCOME PAYMENTS.................................................     3
   Assumed Investment Rate...............................................     3
   Amount of Variable Income Payments....................................     3
   Income Unit Value.....................................................     3
OTHER INFORMATION........................................................     4
EXPERTS..................................................................     4
FINANCIAL STATEMENTS.....................................................     4

ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. The Company will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

INCONTESTABILITY

The Company will not contest the Contract.

MISSTATEMENT OF AGE OR GENDER

If the age or gender (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and gender (if applicable).

PARTICIPATION

The Contract may participate in the Company's divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Annuity Date would be paid with each income payment.

SECTION 403(B) CONTRACT LOANS

LOAN AMOUNTS

Generally, Owners of Contracts issued in connection with Code Section 403(b) retirement programs may borrow up to the lesser of (1) the maximum loan permitted under the Code, or (2) 100% of the Surrender Value of their Contract unless a lower minimum is required by law. Loans in excess of the maximum amount permitted under the Code may be treated as a taxable distribution rather than a loan and could cause disqualification of a Section 403(b) contract. The Owner should consult a tax adviser to determine the maximum 403(b) loan permitted under the Contract. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with the applicable requirements of the Code. The Company will only make Contract loans after approving a written request by the Owner. The written consent of all irrevocable beneficiaries must be obtained before a loan will be given. Loans are not permitted in connection with 403(b) retirement programs that are subject to the provisions of Title I of the Employee Retirement Income Security Act of 1974.

LOAN PROCESSING

When a loan is made, the Company transfers an amount equal to the amount borrowed from the Variable Contract Value or Fixed Contract Value to the Loan Account. The Loan Account is part of the Company's General Account and Contract Value in the Loan Account does not participate in the investment experience of any Subaccount or Fixed Account Option. The Owner must indicate in the loan application from which Subaccount or Fixed Account Option, and in what amounts, Contract Value is to be transferred to the Loan Account. Loans may be repaid by the Owner at any time before the Payout Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Fixed Period(s) as requested by the Owner. Any transfer to a Fixed Period must be at least $1,000. A request to transfer less will be transferred to the Money Market Subaccount. Loan repayments are not allowed to the DCA One Year Fixed Period. Amounts transferred from the Fixed Amount to the Loan Account may be subject to a market value adjustment.

LOAN INTEREST


The Company charges interest on Contract loans at an effective annual rate of 6.5%. The Company pays interest on the Contract Value in the Loan Account at rates it determines from time to time but never less than an effective annual rate of 3.0%. This rate may change at the Company's discretion and Owners should request current interest rate information from the Company. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid from time to time on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value to the Loan Account. This transfer will therefore increase the loan amount.

ADDITIONAL LOAN TERMS AND LOAN DEFAULT

If at any time, the loan amount causes the Surrender Value to be equal to or less than zero, the Contract will be in default. In this event, the Company will send a Written Request of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 61 days, from the day the notice is mailed, to pay the stated amount. If the Company does not receive the required loan repayment within 61 days, it will terminate the Contract without value. Principal and interest must be repaid in substantially level payments either monthly or quarterly over a five-year period (or, if the loan is used to acquire the Owner's principal residence, a 10, 15 or 20-year period but not beyond the year the Owner attains age 70 1/2). The Owner is allowed a 61-day grace period from the installment due date. If the amount due by the end of the grace period is not received the outstanding loan would default and a taxable distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Code Section 403(b).

EFFECT OF DEATH ON LOAN

Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid. In addition, a Contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Variable Account does not apply to the portion of the Contract Value transferred to the Loan Account. The longer the loan remains outstanding, the greater this effect is likely to be.

PRINCIPAL UNDERWRITER

The Contract is offered to the public on a continuous basis. The Company anticipates continuing to offer the Contract, but reserves the right to discontinue the offering.


CUNA Brokerage Services, Inc., ("CUNA Brokerage"), the Company, serves as principal underwriter for the Contract. CUNA Brokerage is a Iowa corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CUNA Brokerage is an indirect, wholly owned subsidiary of the Company, and is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. CUNA Brokerage offers the Contract through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives areappointed as the Company's insurance agents.


CUNA Brokerage received sales compensation with respect to the Contract in the following amounts during the periods indicated:


              Aggregate Amount of Commissions Paid   Aggregate Amount of Commissions Retained by CUNA Brokerage
Fiscal Year            to CUNA Brokerage*            After Payments to its Registered Persons and Selling Firms
-----------   ------------------------------------   ----------------------------------------------------------
    2006                 $   12,995,778                                      $   389,873
    2005                 $14,236,474.47                                      $427,094.23


CUNA Brokerage passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contract. However, under the distribution agreement with CUNA Brokerage, the Company may pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contract. The Company also pays for CUNA Brokerage's operating and other expenses.


THE COMPANY MAY PAY CERTAIN SELLING FIRMS ADDITIONAL AMOUNTS FOR: (1) SALES PROMOTIONS RELATING TO THE CONTRACT; (2) COSTS ASSOCIATED WITH SALES CONFERENCES AND EDUCATIONAL SEMINARS FOR THEIR SALES REPRESENTATIVES; AND (3) OTHER SALES EXPENSES INCURRED BY THEM. THE COMPANY AND/OR CUNA BROKERAGE MAY MAKE BONUS PAYMENTS TO CERTAIN SELLING FIRMS BASED ON AGGREGATE SALES OR PERSISTENCY STANDARDS. THESE ADDITIONAL PAYMENTS ARE NOT OFFERED TO ALL SELLING FIRMS, AND THE TERMS OF ANY PARTICULAR AGREEMENT GOVERNING THE PAYMENTS MAY VARY AMONG SELLING FIRMS.

VARIABLE INCOME PAYMENTS

ASSUMED INVESTMENT RATE

The discussion concerning the amount of variable income payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. THIS RATE DOES NOT BEAR ANY RELATIONSHIP TO THE ACTUAL NET INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT OR OF ANY SUBACCOUNT.

AMOUNT OF VARIABLE INCOME PAYMENTS

The amount of the first variable income payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable income payment as of the Payout Date, the Income Payout Option selected, and the age and gender (if, applicable) of the Annuitant. The Contracts contain tables indicating the dollar amount of the first income payment under each Income Payout Option for each $1,000 applied at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.

The portion of the first monthly variable income payment derived from a Subaccount is divided by the Income Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Income Units for Income Units of another Subaccount.

In any subsequent month, for any Contract, the dollar amount of the variable income payment derived from each Subaccount is determined by multiplying the number of Income Units of that Subaccount attributable to that Contract by the value of such Income Unit at the end of the Valuation Period immediately preceding the date of such payment.

The Income Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable income payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of income payments after the first will vary with the amount by which the net investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable income payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first income payment in the next year will be approximately 1 1/2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first income payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year. (See also "Variable Income Payments" in the Prospectus.)

INCOME UNIT VALUE

The value of an Income Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Variable Contract Value" in the Prospectus.) The Income Unit value for each Subaccount's first Valuation Period was set at $100. The Income Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

     (1)  is the Accumulation Unit value for the current Valuation Period;

     (2) is the Accumulation Unit value for the immediately preceding Valuation Period;

     (3) is the Income Unit value for the immediately preceding Valuation Period; and

     (4) is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable income payment.

The following illustrations show, by use of hypothetical examples, the method of determining the Income Unit value and the amount of several variable income payments based on one Subaccount.

ILLUSTRATION OF CALCULATION OF INCOME UNIT VALUE

1. Accumulation Unit value for current Valuation Period                       12.56
2. Accumulation Unit value for immediately preceding Valuation Period         12.55
3. Income Unit value for immediately preceding Valuation Period              103.41
4. Factor to compensate for the assumed investment rate of 3.5%          0.99990575
5. Income Unit value of current Valuation Period ((1)/(2)) x (3) x (4)       103.48

ILLUSTRATION OF VARIABLE INCOME PAYMENTS

1.  Number of Accumulation Units at Annuity Date                           1,000.00
2.  Accumulation Unit value                                              $    18.00
3.  Adjusted Contract Value (1) x (2)                                    $18,000.00
4.  First monthly income payment per $1,000 of adjusted Contract Value   $     5.63
5.  First monthly income payment (3) x (4) / 1,000                       $   101.34
6.  Income Unit value                                                    $    98.00
7.  Number of Income Units (5) / (6)                                          1.034
8.  Assume Income Unit value for second month equal to                   $    99.70
9.  Second monthly income payment (7) x (8)                              $   103.09
10. Assume Income Unit value for third month equal to                    $    95.30
11. Third monthly income payment (7) x (10)                              $    98.54

OTHER INFORMATION

A registration statement ("Registration Statement") has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this SAI. Not all the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this SAI. Statements contained in this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.


EXPERTS


The financial statements of the Subaccounts comprising the CUNA Mutual Life Variable Annuity Account included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given their authority as experts in accounting and auditing.


The financial statements of CUNA Mutual Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given their authority as experts in accounting and auditing.





FINANCIAL STATEMENTS

The Company's financial statements and the financial statements of the Variable Account are contained in this Statement of Information ("SAI"). The Company's financial statements should be distinguished from the Variable Account's financial statements and you should consider the Company's financial statements only as bearing upon its ability to meet its obligations under the Policies.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
          STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------------------------------------------------------------
                                       CONSERVATIVE         MODERATE          AGGRESSIVE           MONEY
                                        ALLOCATION         ALLOCATION         ALLOCATION           MARKET              BOND
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
 Conservative Allocation Fund
 118,270 shares at net asset value
 of $10.60 per share (cost
 $1,260,820).......................  $      1,253,513   $             --   $             --   $             --   $             --
INVESTMENTS IN ULTRA SERIES FUND:
 Moderate Allocation Fund 742,260
 shares at net asset value of
 $10.86 per share (cost
 $8,089,185).......................                --          8,058,653                 --                 --                 --
INVESTMENTS IN ULTRA SERIES FUND:
 Aggressive Allocation Fund 68,456
 shares at net asset value of
 $11.10 per share (cost
 $761,026).........................                --                 --            760,179                 --                 --
INVESTMENTS IN ULTRA SERIES FUND:
 Money Market Fund 89,052,011
 shares at net asset value of $1.00
 per share (cost $89,052,011)......                --                 --                 --         89,052,011                 --
INVESTMENTS IN ULTRA SERIES FUND:
 Bond Fund 28,713,367 shares at net
 asset value of $10.11 per share
 (cost $299,318,612)...............                --                 --                 --                 --        290,224,696
                                     ----------------   ----------------   ----------------   ----------------   ----------------
     Total assets..................  $      1,253,513   $      8,058,653   $        760,179   $     89,052,011   $    290,224,696
                                     ----------------   ----------------   ----------------   ----------------   ----------------
LIABILITIES:
 Accrued adverse mortality and
 expense charges...................               927              5,285                514             74,227            269,286
 Other accrued expenses............               121                689                 67              4,562             15,387
                                     ----------------   ----------------   ----------------   ----------------   ----------------
   Total liabilities...............             1,048              5,974                581             78,789            284,673
                                     ----------------   ----------------   ----------------   ----------------   ----------------
                                     $      1,252,465   $      8,052,679   $        759,598   $     88,973,222   $    289,940,023
                                     ================   ================   ================   ================   ================
NET ASSETS:
 Contracts in accumulation period
 (note 5)..........................  $      1,252,465   $      8,052,679   $        759,598   $     88,968,372   $    289,833,907
 Contracts in annuitization period
 (note 2 and note 5)...............                --                 --                 --              4,850            106,116
                                     ----------------   ----------------   ----------------   ----------------   ----------------
   Total Net Assets................  $      1,252,465   $      8,052,679   $        759,598   $     88,973,222   $    289,940,023
                                     ================   ================   ================   ================   ================

                See accompanying Notes to Financial Statements.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
    STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                        STRATEGIC                            OPPENHEIMER                            LARGE CAP
                                          INCOME          HIGH INCOME        HIGH INCOME          BALANCED            VALUE
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN MFS VARIABLE
 INSURANCE TRUST:
 Strategic Income Series, 223,833
 shares at net asset value of
 $10.67 per share (cost
 $2,288,811).......................  $      2,388,303   $             --   $             --   $             --   $             --
INVESTMENTS IN ULTRA SERIES FUND:
 High Income Fund 9,910,495 shares
 at net asset value of $10.18 per
 share (cost $100,594,930).........                --        100,893,364                 --                 --
INVESTMENTS IN OPPENHEIMER VARIABLE
 ACCOUNTS TRUST:
 High Income Fund/VA 1,873,259
 shares at net asset value of $8.55
 per share (cost $17,958,253)......                --                 --         16,016,365                 --
INVESTMENTS IN ULTRA SERIES FUND:
 Balanced Fund 24,425,449 shares at
 net asset value of $18.46 per
 share (cost $443,151,138).........                --                 --                 --        450,956,605
INVESTMENTS IN ULTRA SERIES FUND:
 Large Cap Value Fund 15,318,790
 shares at net asset value of
 $35.14 per share (cost
 $437,413,990).....................                --                 --                 --                 --        538,249,851
                                     ----------------   ----------------   ----------------   ----------------   ----------------
   Total assets....................         2,388,303        100,893,364         16,016,365        450,956,605        538,249,851
                                     ----------------   ----------------   ----------------   ----------------   ----------------
LIABILITIES:
 Accrued adverse mortality and
 expense charges...................             2,406             92,433             16,077            428,271            514,139
 Other accrued expenses............               289              4,296              1,929             27,421             37,098
                                     ----------------   ----------------   ----------------   ----------------   ----------------
   Total liabilities...............             2,695             96,729             18,006            455,692            551,237
                                     ----------------   ----------------   ----------------   ----------------   ----------------
                                     $      2,385,608   $    100,796,635   $     15,998,359   $    450,500,913   $    537,698,614
                                     ================   ================   ================   ================   ================
NET ASSETS:
 Contracts in accumulation period
 (note 5)..........................  $      2,384,043   $    100,749,770   $     15,978,925   $    449,807,581   $    537,286,024
 Contracts in annuitization period
 (note 2 and
 note 5)...........................             1,565             46,865             19,434            693,332            412,590
                                     ----------------   ----------------   ----------------   ----------------   ----------------
   Total Net Assets:...............  $      2,385,608   $    100,796,635   $     15,998,359   $    450,500,913   $    537,698,614
                                     ================   ================   ================   ================   ================

                See accompanying Notes to Financial Statements.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
    STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                        LARGE CAP           MID CAP            MID CAP             GLOBAL         INTERNATIONAL
                                          GROWTH             VALUE              GROWTH           SECURITIES           STOCK
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
 Large Cap Growth Fund, 11,665,708
 shares at net asset value of
 $21.47 per share (cost
 $223,599,703).....................  $    250,465,595   $             --   $             --   $             --   $             --
INVESTMENTS IN ULTRA SERIES FUND:
 Mid Cap Value Fund, 11,385,392
 shares at net asset value of
 $17.54 per share (cost
 $173,231,406).....................                --        199,749,082                 --                 --                 --
INVESTMENTS IN ULTRA SERIES FUND:
 Mid Cap Growth Fund, 22,056,489
 shares at net asset value of $5.89
 per share (cost $132,870,125).....                --                 --        129,894,808                 --                 --
INVESTMENTS IN ULTRA SERIES FUND:
 Global Securities Fund, 2,387,493
 shares at net asset value of
 $14.36 per share (cost
 $27,577,849)......................                --                 --                 --         34,291,538                 --
INVESTMENTS IN ULTRA SERIES FUND:
 International Stock Portfolio,
 7,010,183 shares at net asset
 value of $13.78 per share (cost
 $81,178,150)......................                --                 --                 --                 --         96,610,371
                                     ----------------   ----------------   ----------------   ----------------   ----------------
   Total assets....................       250,465,595        199,749,082        129,894,808         34,291,538         96,610,371
                                     ----------------   ----------------   ----------------   ----------------   ----------------
LIABILITIES:
 Accrued adverse mortality and
 expense charges...................           238,862            191,330            123,620             31,380             88,298
 Other accrued expenses............            16,298             10,183              7,938              1,410              4,615
                                     ----------------   ----------------   ----------------   ----------------   ----------------
   Total liabilities...............           255,160            201,513            131,558             32,790             92,913
                                     ----------------   ----------------   ----------------   ----------------   ----------------
                                     $    250,210,435   $    199,547,569   $    129,763,250   $     34,258,748   $     96,517,458
                                     ================   ================   ================   ================   ================
NET ASSETS:
 Contracts in accumulation period
 (note 5)..........................  $    250,105,826   $    199,475,733   $    129,707,327   $     34,229,793   $     96,473,024
 Contracts in annuitization period
 (note 2 and
 note 5)...........................           104,609             71,836             55,923             28,955             44,434
                                     ----------------   ----------------   ----------------   ----------------   ----------------
   Total Net Assets:...............  $    250,210,435   $    199,547,569   $    129,763,250   $     34,258,748   $     96,517,458
                                     ================   ================   ================   ================   ================

                See accompanying Notes to Financial Statements.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
    STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

-------------------------------------------------------------------------------------------------
                                                               T. ROWE PRICE
                                                               INTERNATIONAL        DEVELOPING
                                                                   STOCK             MARKETS
                                                                 SUBACCOUNT         SUBACCOUNT
-------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN T. ROWE PRICE INTERNATIONAL SERIES, INC.:
 International Stock Portfolio, 1,437,721 shares at net
 asset value of $17.97 per share (cost $19,268,736).........  $    25,835,839    $             --
INVESTMENTS IN FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES
 FUND:
 Developing Franklin Markets Securities Fund, 311,637 shares
 at net asset value of $13.79 per share (cost $2,045,730)...               --           4,297,474
                                                              ----------------   ----------------
   Total assets.............................................       25,835,839           4,297,474
                                                              ----------------   ----------------
LIABILITIES:
 Accrued adverse mortality and expense charges..............           25,487               4,165
 Other accrued expenses.....................................            3,058                 500
                                                              ----------------   ----------------
   Total liabilities........................................           28,545               4,665
                                                              ----------------   ----------------
                                                              $    25,807,294    $      4,292,809
                                                              ================   ================
NET ASSETS:
 Contracts in accumulation period (note 5)..................  $    25,784,105    $      4,292,809
 Contracts in annuitization period (note 2 and note 5)......           23,189                  --
                                                              ----------------   ----------------
   Total Net Assets:........................................  $    25,807,294    $      4,292,809
                                                              ================   ================

                See accompanying Notes to Financial Statements.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

---------------------------------------------------------------------------------------------------------------------------------
                                       CONSERVATIVE         MODERATE          AGGRESSIVE           MONEY
                                        ALLOCATION         ALLOCATION         ALLOCATION           MARKET              BOND
                                      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)        SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income...................  $        15,801    $         91,827   $         9,806    $      3,202,759   $     12,774,209
 Adverse mortality and expense
   charges (note 3)................           (1,280)             (6,907)             (678)           (849,858)        (3,218,996)
 Administrative charges............             (167)               (901)              (88)            (54,526)          (178,237)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
 Net investment income (loss)......           14,354              84,019             9,040           2,298,375          9,376,976
                                     ----------------   ----------------   ----------------   ----------------   ----------------
REALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Realized gain(loss) on sale of
   fund shares.....................              577                   3                10                  --           (927,793)
 Realized gain distributions.......               --               1,216                --                  --                 --
                                     ----------------   ----------------   ----------------   ----------------   ----------------
 Net realized gain (loss) on
   investments.....................              577               1,219                10                  --           (927,793)
NET CHANGE IN UNREALIZED
 APPRECIATION OR (DEPRECIATION) ON
 INVESTMENTS:......................           (7,307)            (30,532)             (847)                 --           (803,751)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $         7,624    $         54,706   $         8,203    $      2,298,375   $      7,645,432
                                     ================   ================   ================   ================   ================

---------------------------------------------------------------------------------------------------------------------------------
                                        STRATEGIC                            OPPENHEIMER                            LARGE CAP
                                          INCOME          HIGH INCOME        HIGH INCOME          BALANCED            VALUE
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income...................  $        160,396   $      6,816,818   $      1,540,096   $     11,548,723   $      9,522,753
 Adverse mortality and expense
   charges (note 3)................           (35,434)        (1,075,084)          (234,920)        (5,534,906)        (6,138,187)
 Administrative charges............            (4,252)           (46,824)           (28,190)          (363,365)          (452,201)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
 Net investment income (loss)......           120,710          5,694,910          1,276,986          5,650,452          2,932,365
                                     ----------------   ----------------   ----------------   ----------------   ----------------
REALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Realized gains on sale of fund
   shares..........................            17,639            331,648         (1,208,077)        11,418,916         21,233,480
 Realized gain distributions.......            21,448             91,505                 --         49,449,579         32,864,881
                                     ----------------   ----------------   ----------------   ----------------   ----------------
 Net realized gain (loss) on
   investments.....................            39,087            423,153         (1,208,077)        60,868,495         54,098,361
NET CHANGE IN UNREALIZED
 APPRECIATION OR DEPRECIATION ON
 INVESTMENTS:......................           (23,151)         1,083,025          1,320,103        (29,005,297)        32,990,080
                                     ----------------   ----------------   ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $        136,646   $      7,201,088   $      1,389,012   $     37,513,650   $     90,020,806
                                     ================   ================   ================   ================   ================

(1) Commenced operations on October 30, 2006.

                See accompanying Notes to Financial Statements.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                        LARGE CAP           MID CAP            MID CAP             GLOBAL         INTERNATIONAL
                                          GROWTH             VALUE              GROWTH           SECURITIES           STOCK
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income...................  $        905,858   $      1,936,534   $             --   $        368,710   $      1,256,442
 Adverse mortality and expense
   charges (note 3)................        (2,965,282)        (2,275,358)        (1,480,396)          (333,451)          (901,915)
 Administrative charges............          (204,512)          (118,753)           (95,280)           (13,603)           (45,470)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
 Net investment income (loss)......        (2,263,936)          (457,577)        (1,575,676)            21,656            309,057
                                     ----------------   ----------------   ----------------   ----------------   ----------------
REALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Realized gains on sale of fund
   shares..........................         2,733,722          9,302,557          3,879,226          1,017,147          1,653,582
 Realized gain distributions.......                --         24,796,822         28,471,534          1,242,117          8,671,819
                                     ----------------   ----------------   ----------------   ----------------   ----------------
 Net realized gain (loss) on
   investments.....................         2,733,722         34,099,379         32,350,760          2,259,264         10,325,401
NET CHANGE IN UNREALIZED
 APPRECIATION OR DEPRECIATION ON
 INVESTMENTS:......................        15,066,364         (5,868,290)       (18,813,057)         2,050,409          5,152,145
                                     ----------------   ----------------   ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $     15,536,150   $     27,773,512   $     11,962,027   $      4,331,329   $     15,786,603
                                     ================   ================   ================   ================   ================

-------------------------------------------------------------------------------------------------
                                                               T. ROWE PRICE
                                                               INTERNATIONAL        DEVELOPING
                                                                   STOCK             MARKETS
                                                                 SUBACCOUNT         SUBACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income............................................  $        284,662   $         50,397
 Adverse mortality and expense charges (note 3).............          (339,663)           (55,269)
 Administrative charges.....................................           (40,760)            (6,632)
                                                              ----------------   ----------------
 Net investment income (loss)...............................           (95,761)           (11,504)
                                                              ----------------   ----------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gains on sale of fund shares......................         1,452,049            590,876
 Realized gain distributions................................            85,399                 --
                                                              ----------------   ----------------
 Net realized gain (loss) on investments....................         1,537,448            590,876
NET CHANGE IN UNREALIZED APPRECIATION OR DEPRECIATION ON
 INVESTMENTS:...............................................         2,831,006            420,768
                                                              ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $      4,272,693   $      1,000,140
                                                              ================   ================

                See accompanying Notes to Financial Statements.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------
                                                     CONSERVATIVE ALLOCATION SUBACCOUNT   MODERATE ALLOCATION SUBACCOUNT
                                                                 YEAR ENDED                         YEAR ENDED
                                                            DECEMBER 31, 2006(1)               DECEMBER 31, 2006(1)
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)......................           $         14,354                   $         84,019
 Net realized gain (loss) on investments...........                        577                              1,219
 Net change in unrealized appreciation or
   (depreciation) on investments...................                     (7,307)                           (30,532)
                                                              ----------------                   ----------------
   Net increase (decrease) in net assets from
     operations....................................                      7,624                             54,706
                                                              ----------------                   ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract owners............                    837,953                          6,762,635
 Transfers between subaccounts (including fixed
   accounts), net..................................                    408,546                          1,270,398
 Transfers for contract benefits and
   terminations....................................                     (1,250)                           (33,688)
 Contract charges and fees.........................                       (408)                            (1,372)
 Adjustments to annuity reserves...................                         --                                 --
                                                              ----------------                   ----------------
   Net increase (decrease) in net assets from
     contract transactions.........................                  1,244,841                          7,997,973
                                                              ----------------                   ----------------
 Total increase (decrease) in net assets...........                  1,252,465                          8,052,679
NET ASSETS:
 Beginning of period...............................                         --                                 --
                                                              ----------------                   ----------------
 Ending of period..................................           $      1,252,465                   $      8,052,679
                                                              ================                   ================

-----------------------------------------------------------------------------------------------------------------------
                                               AGGRESSIVE ALLOCATION SUBACCOUNT          MONEY MARKET SUBACCOUNT
                                                          YEAR ENDED                 YEAR ENDED          YEAR ENDED
                                                     DECEMBER 31, 2006(1)         DECEMBER 31, 2006   DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)................          $          9,040           $      2,298,375    $      1,015,420
 Net realized gain (loss) on investments.....                        10                         --                  --
 Net change in unrealized appreciation or
   (depreciation) on investments.............                      (847)                        --                  --
                                                       ----------------           ----------------    ----------------
   Net increase (decrease) in net assets from
     operations..............................                     8,203                  2,298,375           1,015,420
                                                       ----------------           ----------------    ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract owners......                   419,618                 13,153,890          33,779,662
 Transfers between subaccounts (including
   fixed accounts), net......................                   332,377                 41,624,245          (1,168,253)
 Transfers for contract benefits and
   terminations..............................                      (600)               (39,040,113)        (25,052,734)
 Contract charges and fees...................                        --                   (428,398)           (130,719)
 Adjustments to annuity reserves.............                        --                         68              (2,019)
                                                       ----------------           ----------------    ----------------
   Net increase (decrease) in net assets from
     contract transactions...................                   751,395                 15,309,692           7,425,937
                                                       ----------------           ----------------    ----------------
 Total increase (decrease) in net assets.....                   759,598                 17,608,067           8,441,357
NET ASSETS:
 Beginning of period.........................                        --                 71,365,155          62,923,798
                                                       ----------------           ----------------    ----------------
 Ending of period............................          $        759,598           $     88,973,222    $     71,365,155
                                                       ================           ================    ================

(1) Commenced operations on October 30, 2006.

                See accompanying Notes to Financial Statements.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------
                                                    BOND SUBACCOUNT                   STRATEGIC INCOME SUBACCOUNT
                                            YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2006   DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)..........  $      9,376,976    $      7,639,250    $        120,710    $        208,418
 Net realized gain (loss) on
   investments.........................          (927,793)            (48,459)             39,087              73,936
 Net change in unrealized appreciation
   or (depreciation) on investments....          (803,751)         (4,416,558)            (23,151)           (270,713)
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from operations............  $      7,645,432           3,174,233             136,646              11,641
                                         ----------------    ----------------    ----------------    ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract
   owners..............................        33,064,845          27,491,304                  --                  --
 Transfers between subaccounts
   (including fixed accounts), net.....        28,859,270          22,225,434            (162,943)            (64,458)
 Transfers for contract benefits and
   terminations........................       (44,831,350)        (39,461,944)           (787,488)         (1,050,988)
 Contract charges and fees.............          (437,650)           (494,850)             (2,174)             (2,970)
 Adjustments to annuity reserves.......            (4,050)             (2,799)                 64                  60
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from contract
     transactions......................        16,651,065           9,757,145            (952,541)         (1,118,356)
                                         ----------------    ----------------    ----------------    ----------------
 Total increase (decrease) in net
   assets..............................        24,296,497          12,931,378            (815,895)         (1,106,715)
NET ASSETS:
 Beginning of period...................       265,643,526         252,712,148           3,201,503           4,308,218
                                         ----------------    ----------------    ----------------    ----------------
 Ending of period......................  $    289,940,023    $    265,643,526    $      2,385,608    $      3,201,503
                                         ================    ================    ================    ================

----------------------------------------------------------------------------------------------------------------------
                                                HIGH INCOME SUBACCOUNT            OPPENHEIMER HIGH INCOME SUBACCOUNT
                                            YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2006   DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)..........  $      5,694,910    $      4,197,238    $      1,276,986    $      1,321,653
 Net realized gain (loss) on
   investments.........................           423,153             356,417          (1,208,077)         (1,042,776)
 Net change in unrealized appreciation
   or (depreciation) on investments....         1,083,025          (3,427,864)          1,320,103            (106,959)
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from operations............         7,201,088           1,125,791           1,389,012             171,918
                                         ----------------    ----------------    ----------------    ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract
   owners..............................        10,019,719          10,463,046                  --                  --
 Transfers between subaccounts
   (including fixed accounts), net.....        11,343,196           9,968,398          (1,334,039)         (1,407,696)
 Transfers for contract benefits and
   terminations........................       (11,516,001)         (8,456,764)         (5,584,623)         (4,699,400)
 Contract charges and fees.............          (148,397)           (127,904)            (11,900)            (25,920)
 Adjustments to annuity reserves.......               838              (1,665)                458                 443
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from contract
     transactions......................         9,699,355          11,845,111          (6,930,104)         (6,132,573)
                                         ----------------    ----------------    ----------------    ----------------
 Total increase (decrease) in net
   assets..............................        16,900,443          12,970,902          (5,541,092)         (5,960,655)
NET ASSETS:
 Beginning of period...................        83,896,192          70,925,290          21,539,451          27,500,106
                                         ----------------    ----------------    ----------------    ----------------
 Ending of period......................  $    100,796,635    $     83,896,192    $     15,998,359    $     21,539,451
                                         ================    ================    ================    ================

                See accompanying Notes to Financial Statements.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------
                                                  BALANCED SUBACCOUNT                 LARGE CAP VALUE SUBACCOUNT
                                            YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2006   DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)..........  $      5,650,452    $      4,684,874    $      2,932,365    $      2,082,181
 Net realized gain (loss) on
   investments.........................        60,868,495           6,099,493          54,098,361          11,014,870
 Net change in unrealized appreciation
   or (depreciation) on investments....       (29,005,297)          1,763,157          32,990,080           7,654,659
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from operations............        37,513,650          12,547,524          90,020,806          20,751,710
                                         ----------------    ----------------    ----------------    ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract
   owners..............................        21,545,488          30,455,241          32,893,982          35,559,264
 Transfers between subaccounts
   (including fixed accounts), net.....       (11,792,871)         13,577,281             998,069          11,532,707
 Transfers for contract benefits and
   terminations........................       (86,182,573)        (77,976,735)        (83,642,703)        (75,995,731)
 Contract charges and fees.............          (753,532)           (765,328)           (705,323)           (754,810)
 Adjustments to annuity reserves.......             6,500              (4,269)             13,259                 432
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from contract
     transactions......................       (77,176,988)        (34,713,810)        (50,442,716)        (29,658,138)
                                         ----------------    ----------------    ----------------    ----------------
 Total increase (decrease) in net
   assets..............................       (39,663,338)        (22,166,286)         39,578,090          (8,906,428)
NET ASSETS:
 Beginning of period...................       490,164,251         512,330,537         498,120,524         507,026,952
                                         ----------------    ----------------    ----------------    ----------------
 Ending of period......................  $    450,500,913    $    490,164,251    $    537,698,614    $    498,120,524
                                         ================    ================    ================    ================

----------------------------------------------------------------------------------------------------------------------
                                              LARGE CAP GROWTH SUBACCOUNT              MID CAP VALUE SUBACCOUNT
                                            YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2006   DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)..........  $     (2,263,936)   $     (1,066,293)   $       (457,577)   $       (980,843)
 Net realized gain (loss) on
   investments.........................         2,733,722           1,449,973          34,099,379          12,553,558
 Net change in unrealized appreciation
   or (depreciation) on investments....        15,066,364           2,458,083          (5,868,290)          3,079,884
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from operations............        15,536,150           2,841,763          27,773,512          14,652,599
                                         ----------------    ----------------    ----------------    ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract
   owners..............................        20,403,354          13,316,372          15,902,735          13,486,148
 Transfers between subaccounts
   (including fixed accounts), net.....        (3,646,682)         (1,156,095)          1,519,372          12,815,371
 Transfers for contract benefits and
   terminations........................       (37,759,630)        (36,697,496)        (22,743,153)        (16,248,839)
 Contract charges and fees.............          (346,378)           (411,728)           (265,773)           (251,173)
 Adjustments to annuity reserves.......             2,258                (389)              1,252                (242)
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from contract
     transactions......................       (21,347,078)        (24,949,336)         (5,585,567)          9,801,265
                                         ----------------    ----------------    ----------------    ----------------
 Total increase (decrease) in net
   assets..............................        (5,810,928)        (22,107,573)         22,187,945          24,453,864
NET ASSETS:
 Beginning of period...................       256,021,363         278,128,936         177,359,624         152,905,760
                                         ----------------    ----------------    ----------------    ----------------
 Ending of period......................  $    250,210,435    $    256,021,363    $    199,547,569    $    177,359,624
                                         ================    ================    ================    ================

                See accompanying Notes to Financial Statements.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------
                                               MID CAP GROWTH SUBACCOUNT             GLOBAL SECURITIES SUBACCOUNT
                                            YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2006   DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)..........  $     (1,575,676)   $     (1,393,634)   $         21,656    $        (64,764)
 Net realized gain (loss) on
   investments.........................        32,350,760          13,480,831           2,259,264             871,252
 Net change in unrealized appreciation
   or (depreciation) on investments....       (18,813,057)         (3,840,346)          2,050,409           1,648,741
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from operations............        11,962,027           8,246,851           4,331,329           2,455,229
                                         ----------------    ----------------    ----------------    ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract
   owners..............................        12,203,088          10,795,536           4,724,418           2,885,870
 Transfers between subaccounts
   (including fixed accounts), net.....         3,149,447           5,562,468           5,059,219           3,845,292
 Transfers for contract benefits and
   terminations........................       (17,187,000)        (13,146,350)         (2,806,355)         (1,232,794)
 Contract charges and fees.............          (179,817)           (176,066)            (46,246)            (28,480)
 Adjustments to annuity reserves.......             1,091              (1,895)                657                 768
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from contract
     transactions......................        (2,013,191)          3,033,693           6,931,693           5,470,656
                                         ----------------    ----------------    ----------------    ----------------
 Total increase (decrease) in net
   assets..............................         9,948,836          11,280,544          11,263,022           7,925,885
NET ASSETS:
 Beginning of period...................       119,814,414         108,533,870          22,995,726          15,069,841
                                         ----------------    ----------------    ----------------    ----------------
 Ending of period......................  $    129,763,250    $    119,814,414    $     34,258,748    $     22,995,726
                                         ================    ================    ================    ================

------------------------------------------------------------------------------------------------------------------------------
                                            INTERNATIONAL STOCK SUBACCOUNT       T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT
                                            YEAR ENDED          YEAR ENDED            YEAR ENDED              YEAR ENDED
                                         DECEMBER 31, 2006   DECEMBER 31, 2005     DECEMBER 31, 2006       DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)..........  $        309,057    $        120,001       $        (95,761)       $         20,162
 Net realized gain (loss) on
   investments.........................        10,325,401           4,130,351              1,537,448                 389,921
 Net change in unrealized appreciation
   or (depreciation) on investments....         5,152,145           2,548,439              2,831,006               3,430,589
                                         ----------------    ----------------       ----------------        ----------------
   Net increase (decrease) in net
     assets from operations............        15,786,603           6,798,791              4,272,693               3,840,672
                                         ----------------    ----------------       ----------------        ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract
   owners..............................        11,399,690           8,134,570                     --                       4
 Transfers between subaccounts
   (including fixed accounts), net.....        19,767,910          12,466,008             (1,732,807)             (1,270,586)
 Transfers for contract benefits and
   terminations........................        (7,443,763)         (4,062,369)            (5,802,170)             (6,228,007)
 Contract charges and fees.............          (102,643)            (70,018)               (26,465)                (36,880)
 Adjustments to annuity reserves.......               873                 322                    434                    (413)
                                         ----------------    ----------------       ----------------        ----------------
   Net increase (decrease) in net
     assets from contract
     transactions......................        23,622,067          16,468,513             (7,561,008)             (7,535,882)
                                         ----------------    ----------------       ----------------        ----------------
 Total increase (decrease) in net
   assets..............................        39,408,670          23,267,304             (3,288,315)             (3,695,210)
NET ASSETS:
 Beginning of period...................        57,108,788          33,841,484             29,095,609              32,790,819
                                         ----------------    ----------------       ----------------        ----------------
 Ending of period......................  $     96,517,458    $     57,108,788       $     25,807,294        $     29,095,609
                                         ================    ================       ================        ================

                See accompanying Notes to Financial Statements.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

---------------------------------------------------------------------------------------------------
                                                                  DEVELOPING MARKETS SUBACCOUNT
                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2006   DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------
OPERATIONS:
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)...............................  $        (11,504)   $         (3,559)
 Net realized gain (loss) on investments....................           590,876             269,438
 Net change in unrealized appreciation or (depreciation) on
   investments..............................................           420,768             722,636
                                                              ----------------    ----------------
     Net increase (decrease) in net assets from
       operations...........................................         1,000,140             988,515
                                                              ----------------    ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract owners.....................                --                  --
 Transfers between subaccounts (including fixed accounts),
   net......................................................          (373,149)           (128,607)
 Transfers for contract benefits and terminations...........          (862,800)           (686,570)
 Contract charges and fees..................................            (4,109)             (4,502)
 Adjustments to annuity reserves............................                --                  --
                                                              ----------------    ----------------
   Net increase (decrease) in net assets from contract
     transactions...........................................        (1,240,058)           (819,679)
                                                              ----------------    ----------------
 Total increase (decrease) in net assets....................          (239,918)            168,836
NET ASSETS:
 Beginning of period........................................         4,532,727           4,363,891
                                                              ----------------    ----------------
 Ending of period...........................................  $      4,292,809    $      4,532,727
                                                              ================    ================

                See accompanying Notes to Financial Statements.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

     The CUNA Mutual Life Variable Annuity Account (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Variable Account was established as a separate investment account within CUNA Mutual Life Insurance Company (the Company) to receive and invest net premiums paid under variable annuity contracts (Contracts).

     Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The net assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Contracts. The Company has the right to transfer to the general account any assets of the Variable Account which are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

     The Variable Account currently sells four variable annuity products:
     MEMBERS Variable Annuity, MEMBERS Variable Annuity II, MEMBERS Choice Variable Annuity and MEMBERS Variable Annuity III.

     The accompanying financial statements include only the Contract owner deposits applicable to the variable portions of the Contracts and exclude deposits for fixed dollar benefits, which are included in the general account of the Company.

     Investments

     The Variable Account currently is divided into seventeen subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio, i.e., Ultra Series Fund (Class Z shares),
     T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

     The Variable Account invests in shares of certain funds within the Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     Ultra Series Fund currently has thirteen funds available as investment options under the Contracts. T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust each have one fund available as an investment option under the Contracts. The T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the Contracts. These fund companies may, in the future, create additional funds or classes that may or may not be available as investment options under the Contracts.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. The Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society (CMIS). CMIS is joined in an agreement of permanent affiliation with the company, and the companies have a common management team and board of directors.

     T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

     Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Strategic Income Series and manages their assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance Trust(SM).

     Oppenheimer Funds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/ VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

     Templeton Asset Management Ltd. serves as the investment adviser to the Franklin Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

     Investment Valuation

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Transactions are recorded on a trade date basis. Realized gains and losses from security transactions are reported on an average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund.

     Federal Income Taxes

     The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Variable Account to the extent the earnings are credited under the contracts. Accordingly, no charge for income tax is currently recorded to the Variable Account. If such taxes are incurred by the Company in the future, a charge to the Variable Account may be assessed.

     Annuity Reserves

     Annuity reserves are computed for contracts in the payout stage according to the 1983a Individual Annuitant Mortality Table. The assumed investment return is 3.5%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) FEES AND CHARGES

     Contract Charges

     SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). At the time purchase payments are paid, no charge is deducted for sales expenses. However, a surrender charge is deducted upon surrender or partial withdrawal of purchase payments within 7 years of their being paid and, in certain circumstances, upon payment of a death benefit or the election of certain annuity payment options.

     For purchase payments withdrawn or surrendered within one year of having been paid, the charge is 7% of the amount of the payment withdrawn or surrendered. The surrender charge decreases by 1% for each full year that has elapsed since the purchase payment was made. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than 7 years prior to the withdrawal or surrender.

     Subject to certain restrictions for the first partial withdrawal (or surrender) in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the Contracts.

     ANNUAL CONTRACT FEE. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts an annual contract fee of $30 from the variable contract value. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a Contract except on a contract anniversary. The Company currently waives this fee for contracts with $25,000 or more of contract value.

     DEATH BENEFIT RIDER CHARGES. Optional death benefit riders are available on MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity contracts. The Maximum Anniversary Value Death Benefit and 5% Annual Guarantee Death Benefit Riders are available for issue ages 0 to 75. The minimum Death Benefit Guarantee Rider is available for issue ages 76 to 85.

     On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.20% of average assets during the prior contract year.

     Optional death benefit riders are also available on MEMBERS Variable Annuity III contracts. The Maximum Anniversary Value Death Benefit, 3% Annual Guarantee Death Benefit and Earnings Enhanced Death Benefit Riders are available for issue ages 0 to 75. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.35% of average assets during the prior contract year.

     LIVING BENEFIT RIDERS. Generally, for Guaranteed Minimum Withdrawal Benefit riders issued on and after October 30, 2006, the annual charge is 0.60% of the average monthly Contract Value for the prior contract year. The annual charge for Guaranteed Minimum Withdrawal riders issued prior to that date is 0.50% of the average monthly contract value. The annual charge for the Guaranteed

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Minimum Accumulation Benefit riders is 0.50% of the average monthly contract value for the prior contract year, subject to state availability.

     TRANSFER FEE. No charge is made for transfers. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a Contract year.

     PREMIUM TAXES. If state or other premium taxes are applicable to a Contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal,
     (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes.

     Variable Account Charges

     MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Variable Account at an annual rate of 1.15% to 1.25%.

     ADMINISTRATIVE CHARGE. The Company deducts a daily administrative charge to compensate it for certain expenses it incurs in administration of MEMBERS Variable Annuity and MEMBERS Variable Annuity III contracts. The charge is deducted from the assets of the Variable Account at an annual rate of 0.15%.

(4) PURCHASE AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

----------------------------------------------------------------------------------------
                                                               PURCHASES       SALES
----------------------------------------------------------------------------------------
Conservative Allocation(1)..................................  $1,310,334    $     50,091
Moderate Allocation(1)......................................   8,089,661             479
Aggressive Allocation(1)....................................     761,801             786
Money Market Fund...........................................  83,764,870      66,155,329
Bond Fund...................................................  72,978,374      46,933,744
Strategic Income Fund.......................................     197,530       1,008,925
High Income Fund............................................  27,747,919      12,248,115
Oppenheimer High Income Fund................................   1,527,001       7,187,040
Balanced Fund...............................................  85,241,122     107,383,850
Large Cap Value Fund........................................  84,920,332      99,550,568
Large Cap Growth Fund.......................................  24,160,387      47,792,972
Mid Cap Value Fund..........................................  55,294,736      36,521,839
Mid Cap Growth Fund.........................................  48,416,265      23,527,687
Global Securities Fund......................................  13,176,694       4,970,602
International Stock Fund....................................  39,918,702       7,278,637
T. Rowe International Stock Fund............................     325,839       7,902,189
Developing Markets Fund.....................................      58,447       1,310,512

(1) Commenced operations on October 30, 2006.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(5) CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                                         CONSERVATIVE      MODERATE       AGGRESSIVE       MONEY
                                                          ALLOCATION      ALLOCATION      ALLOCATION       MARKET        BOND
                                                         SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT   SUBACCOUNT
                                                         -------------   -------------   -------------   ----------   -----------
Units outstanding at December 31, 2004.................                                                  5,544,592     18,801,122
Units issued...........................................                                                  9,323,446     19,178,542
Units redeemed.........................................                                                  (8,449,017)  (17,550,166)
                                                                                                         ----------   -----------
Units outstanding at December 31, 2005.................                                                  6,419,021     20,429,498
Units issued...........................................       123,256         786,195          73,167    11,250,427    23,865,279
Units redeemed.........................................          (163)         (3,410)            (58)   (9,817,153)  (21,488,879)
                                                          -----------     -----------     -----------    ----------   -----------
Units outstanding at December 31, 2006.................       123,093         782,785          73,109    7,852,295     22,805,898
                                                          ===========     ===========     ===========    ==========   ===========

                                                     STRATEGIC       HIGH      OPPENHEIMER                  LARGE CAP
                                                       INCOME       INCOME     HIGH INCOME    BALANCED        VALUE
                                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                     ----------   ----------   -----------   -----------   -----------
Units outstanding at December 31, 2004.............   282,277     5,525,981     2,038,760    35,951,162     33,059,547
Units issued.......................................         4     7,015,279            33    20,112,400     23,805,899
Units redeemed.....................................   (73,508)    (5,886,265)    (456,135)   (20,919,912)  (23,177,843)
                                                      -------     ----------    ---------    -----------   -----------
Units outstanding at December 31, 2005.............   208,773     6,654,995     1,582,658    35,143,650     33,687,603
Units issued.......................................         4     8,153,182            32    18,104,069     24,639,262
Units redeemed.....................................   (60,894)    (7,210,560)    (493,374)   (22,179,594)  (25,847,363)
                                                      -------     ----------    ---------    -----------   -----------
Units outstanding at December 31, 2006.............   147,883     7,597,617     1,089,316    31,068,125     32,479,502
                                                      =======     ==========    =========    ===========   ===========

                                                        LARGE CAP     MID CAP       MID CAP       GLOBAL     INTERNATIONAL
                                                         GROWTH        VALUE        GROWTH      SECURITIES       STOCK
                                                       SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                       -----------   ----------   -----------   ----------   -------------
Units outstanding at December 31, 2004...............  21,186,415    10,106,300   11,973,742    1,264,667      2,791,125
Units issued.........................................  15,462,382    8,620,582    10,258,662    2,397,485      4,514,383
Units redeemed.......................................  (16,174,788)  (7,526,435)  (9,632,067)   (1,932,775)   (3,164,943)
                                                       -----------   ----------   -----------   ----------    ----------
Units outstanding at December 31, 2005...............  20,474,009    11,200,447   12,600,337    1,729,377      4,140,565
Units issued.........................................  17,026,565    9,592,690    10,859,754    2,858,968      5,594,436
Units redeemed.......................................  (17,552,924)  (9,476,154)  (10,831,528)  (2,334,066)   (3,962,643)
                                                       -----------   ----------   -----------   ----------    ----------
Units outstanding at December 31, 2006...............  19,947,650    11,316,983   12,628,563    2,254,279      5,772,358
                                                       ===========   ==========   ===========   ==========    ==========

                                                              T. ROWE PRICE
                                                              INTERNATIONAL    DEVELOPING
                                                                  STOCK         MARKETS
                                                                SUBACCOUNT     SUBACCOUNT
                                                              --------------   ----------
Units outstanding at December 31, 2004......................    2,393,181        502,585
Units issued................................................           35             --
Units redeemed..............................................     (537,649)       (87,225)
                                                                ---------       --------
Units outstanding at December 31, 2005......................    1,855,567        415,360
Units issued................................................           26             --
Units redeemed..............................................     (454,516)      (104,013)
                                                                ---------       --------
Units outstanding at December 31, 2006......................    1,401,077        311,347
                                                                =========       ========

(1) Commenced operations on October 30, 2006.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(6) FINANCIAL HIGHLIGHTS

     The table below provides per unit information of each subaccount.

-------------------------------------------------------------------------------------------------------------------------
                                   AT DECEMBER 31,                           FOR THE YEAR ENDED DECEMBER 31,
                       ---------------------------------------   --------------------------------------------------------
                       UNITS     UNIT FAIR VALUE    NET ASSETS   INVESTMENT(1)   EXPENSE RATIO(2)      TOTAL RETURN(3)
                       (000S)   LOWEST TO HIGHEST     (000S)     INCOME RATIO    LOWEST TO HIGHEST    LOWEST TO HIGHEST
-------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION SUBACCOUNT:
2006.................    123         $10.17            $1,252         1.56%            1.30%               1.70%***
MODERATE ALLOCATION SUBACCOUNT:
2006.................    783         $10.29            $8,053         2.41%            1.30%               2.90%***
AGGRESSIVE ALLOCATION SUBACCOUNT:
2006.................     73         $10.39              $760         1.78%            1.30%               3.9%***
MONEY MARKET SUBACCOUNT:
2006.................  7,852    $10.80 to $13.40      $88,973         4.33%       1.15% to 1.40%        3.35% to 3.08%
2005.................  6,419    $10.45 to $13.00      $71,365         2.74%       1.15% to 1.40%        1.65% to 1.33%
2004.................  5,545     10.28 to 12.83        62,924         0.91%       1.15% to 1.40%      (0.29%) to (0.47%)
2003.................  6,828     10.31 to 12.89        78,796         0.76%       1.15% to 1.40%      (0.39%) to (0.62%)
2002.................  9,769     10.35 to 12.97       115,338         1.48%       1.15% to 1.40%        0.29% to 0.08%
BOND SUBACCOUNT:
2006.................  22,806   $12.85 to $16.63     $289,940         4.62%       1.15% to 1.40%        2.80% to 2.59%
2005.................  20,429   $12.50 to $16.21     $265,644         4.14%       1.15% to 1.40%        1.38% to 1.12%
2004.................  18,801    12.33 to 16.03       252,712         4.09%       1.15% to 1.40%        2.15% to 1.91%
2003.................  19,418    12.07 to 15.73       262,584         4.39%       1.15% to 1.40%        1.86% to 1.61%
2002.................  18,843    11.85 to 15.48       258,868         5.26%       1.15% to 1.40%        7.34% to 7.05%
STRATEGIC INCOME SUBACCOUNT:*
2006.................    148         $16.13            $2,386         5.69%            1.40%                5.22%
2005.................    209         $15.33            $3,202         7.09%            1.40%                0.46%
2004.................    282          15.26             4,308         5.53%            1.40%                6.19%
2003.................    394          14.37             5,657         5.30%            1.40%                8.86%
2002.................    482          13.20             6,365         3.80%            1.40%                6.88%
HIGH INCOME SUBACCOUNT:
2006.................  7,598    $14.43 to $12.68     $100,797         7.29%       1.15% to 1.40%        7.93% to 7.73%
2005.................  6,655    $13.37 to $11.77      $83,896         6.56%       1.15% to 1.40%        1.36% to 1.12%
2004.................  5,526     13.19 to 11.64        70,925         7.10%       1.15% to 1.40%        7.67% to 7.38%
2003.................  4,030     12.25 to 10.84        48,159         6.98%       1.15% to 1.40%      17.11% to 8.40%**
2002.................  1,434          10.46            14,998         8.45%            1.15%                1.95%
OPPENHEIMER HIGH INCOME SUBACCOUNT:*
2006.................  1,089         $14.69           $15,998         8.27%            1.40%                7.94%
2005.................  1,583         $13.61           $21,539         6.90%            1.40%                0.89%
2004.................  2,039          13.49            27,500         6.62%            1.40%                7.49%
2003.................  2,587          12.55            32,476         7.82%            1.40%                22.20%
2002.................  3,245          10.27            33,317        10.94%            1.40%               (3.75%)
BALANCED SUBACCOUNT:
2006.................  31,068   $11.55 to $22.26     $450,501         2.49%       1.15% to 1.40%        8.76% to 8.48%
2005.................  35,144   $10.62 to $20.52     $490,164         2.22%       1.15% to 1.40%        2.71% to 2.45%
2004.................  35,951    10.34 to 20.03       512,331         2.35%       1.15% to 1.40%        7.04% to 6.83%
2003.................  33,802     9.66 to 18.75       475,628         2.67%       1.15% to 1.40%       15.55% to 15.24%
2002.................  31,341     8.36 to 16.27       409,569         2.99%       1.15% to 1.40%     (12.18%) to (12.39%)
LARGE CAP VALUE SUBACCOUNT:
2006.................  32,480   $11.49 to $31.10     $537,699         1.85%       1.15% to 1.40%       19.19% to 18.88%
2005.................  33,688    $9.64 to $26.16     $498,121         1.71%       1.15% to 1.40%        4.33% to 4.14%
2004.................  33,060     9.24 to 25.12       507,027         1.59%       1.15% to 1.40%       11.19% to 10.86%
2003.................  29,950     8.31 to 22.66       458,665         1.65%       1.15% to 1.40%       24.40% to 24.16%
2002.................  27,219     6.68 to 18.25       379,088         1.29%       1.15% to 1.40%     (22.42%) to (22.64%)
LARGE CAP GROWTH SUBACCOUNT:
2006.................  19,948    $8.51 to $27.06     $250,210         0.36%       1.15% to 1.40%        6.64% to 6.41%
2005.................  20,474    $7.98 to $25.43     $256,021         0.89%       1.15% to 1.40%        1.27% to 0.99%
2004.................  21,186     7.88 to 25.18       278,129         0.73%       1.15% to 1.40%        7.65% to 7.42%
2003.................  18,905     7.32 to 23.44       256,091         0.49%       1.15% to 1.40%       27.75% to 27.39%
2002.................  16,585     5.73 to 18.40       203,225         0.22%       1.15% to 1.40%     (32.19%) to (32.38%)

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------
                                   AT DECEMBER 31,                           FOR THE YEAR ENDED DECEMBER 31,
                       ---------------------------------------   --------------------------------------------------------
                       UNITS     UNIT FAIR VALUE    NET ASSETS   INVESTMENT(1)   EXPENSE RATIO(2)      TOTAL RETURN(3)
                       (000S)   LOWEST TO HIGHEST     (000S)     INCOME RATIO    LOWEST TO HIGHEST    LOWEST TO HIGHEST
-------------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE SUBACCOUNT:
2006.................  11,317   $17.16 to $22.79     $199,548         0.99%       1.15% to 1.40%       15.63% to 15.33%
2005.................  11,200   $14.84 to $19.76     $177,360         0.64%       1.15% to 1.40%        9.04% to 8.81%
2004.................  10,106    13.61 to 18.16       152,906         1.02%       1.15% to 1.40%       14.56% to 14.29%
2003.................  8,857     11.88 to 15.89       119,843         0.53%       1.15% to 1.40%       29.69% to 29.40%
2002.................  7,465      9.16 to 12.28        80,076         0.51%       1.15% to 1.40%     (18.36%) to (18.57%)
MULTI-CAP GROWTH SUBACCOUNT:
2006.................  12,629    $7.68 to $16.53     $129,763         0.00%       1.15% to 1.40%       10.19% to 9.83%
2005.................  12,600    $6.97 to $15.05     $119,814         0.00%       1.15% to 1.40%        7.56% to 7.27%
2004.................  11,974     6.48 to 14.03       108,534         0.03%       1.15% to 1.40%       12.11% to 11.88%
2003.................  9,588      5.78 to 12.54        84,967         0.00%       1.15% to 1.40%      31.96% to 25.40%**
2002.................  2,557          4.38             11,206         0.01%            1.15%               (26.14%)
GLOBAL SECURITIES SUBACCOUNT:
2006.................  2,254    $14.92 to $21.25      $34,259         1.26%       1.15% to 1.40%       16.02% to 15.74%
2005.................  1,729    $12.86 to $18.36      $22,996         0.82%       1.15% to 1.40%       12.71% to 12.43%
2004.................  1,265     11.41 to 16.33        15,070         0.28%       1.15% to 1.40%       17.03% to 16.81%
2003.................    690      9.75 to 13.98         7,080         1.06%       1.15% to 1.40%      39.68% to 39.80%**
2002.................    439          6.98              3,067         0.49%            1.15%               (22.62%)
INTERNATIONAL STOCK SUBACCOUNT:
2006.................  5,772    $15.87 to $21.78      $96,517         1.58%       1.15% to 1.40%       22.83% to 22.50%
2005.................  4,141    $12.92 to $17.78      $57,109         1.47%       1.15% to 1.40%       15.25% to 14.93%
2004.................  2,791     11.21 to 15.47        33,841         1.54%       1.15% to 1.40%       19.13% to 18.82%
2003.................  1,845      9.41 to 13.02        19,212         0.75%       1.15% to 1.40%      31.98% to 30.20%**
2002.................    748          7.13              5,329         1.11%            1.15%               (9.06%)
T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT:*
2006.................  1,401         $18.42           $25,807         1.04%            1.40%                17.47%
2005.................  1,856         $15.68           $29,096         1.47%            1.40%                14.45%
2004.................  2,393          13.70            32,791         1.03%            1.40%                12.20%
2003.................  2,931          12.21            35,788         1.14%            1.40%                28.66%
2002.................  4,107          9.49             38,963         0.84%            1.40%               (19.37%)
DEVELOPING MARKETS SUBACCOUNT:*
2006.................    311         $13.79            $4,293         1.13%            1.40%                26.40%
2005.................    415         $10.91            $4,533         1.31%            1.40%                25.69%
2004.................    503          8.68              4,364         1.84%            1.40%                22.95%
2003.................    624          7.06              4,404         1.14%            1.40%                50.85%
2002.................    842          4.68              3,938         1.44%            1.40%               (1.47%)

------------------------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded. Prior to 2004, only two products were available; therefore, these two products represent the low and high values of the range presented for those years. An additional product was added in 2004 with an expense ratio of 1.30%.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

*   This subaccount is available in the MEMBERS Variable Annuity product only.

**  For the period of May 1, 2003 through December 31, 2003.

*** For the period October 30, 2006 through December 31, 2006.
------------------------

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(7) RECENT ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("Fin 48"), which is effective for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for income taxes recognized in the financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expects to take on a tax return. The Company will adopt FIN 48 for the year ending December 31, 2007. Management is currently evaluating the impact, if any, on the Company's financial statements of implementing FIN 48.

     In September 2006, FASB issued Statement of Accounting Standards No. 157, Fair Value Measurements ("SFAS No. 157"). This standard expands the disclosure that is required for the use of fair value to measure assets and liabilities. The new disclosure will focus on the inputs used to measure fair value and the effect, if any, on the measurements on earnings (or changes in net assets) for the period. SFAS 157 is effective for the Company for the year ending December 31, 2008. Management is currently evaluating the impact, if any, on the Company's financial statements of adopting SFAS 157.

(8) REORGANIZATION

     CMIS and its wholly owned subsidiaries currently domiciled in Wisconsin have received permission from the Wisconsin Insurance Department to redomicile to Iowa during 2007, subject to final approval by the CMIS's policyholders. Once approval is received from the CMIS's policyholders, CMIS and its Wisconsin domiciled subsidiaries will apply to domicile in Iowa. No objections have been received from Iowa and approval to redomesticate is expected in 2007.

     CMIS and the Company have been joined in a permanent affiliation agreement since 1990. CMIS and the Company plan to apply to the Iowa Insurance Department to merge the two companies with CMIS as the surviving company. If the Board of Directors and the policyholders of both companies and the Iowa Insurance Department approve the merger, CMIS and the Company plan to complete the merger by December 31, 2007.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Annuity Account:

We have audited the accompanying statement of assets and liabilities of the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Money Market, Bond, Strategic Income, High Income, Oppenheimer High Income, Balanced, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Global Securities, International Stock, T. Rowe Price International Stock, and Developing Markets Subaccounts (the "Subaccounts") comprising CUNA Mutual Life Variable Annuity Account (the "Variable Account") of CUNA Mutual Life Insurance Company as of December 31, 2006, the related statements of operations for the periods during the year then ended and the statements of changes in net assets for the periods during the two years then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Subaccounts of the CUNA Mutual Life Variable Annuity Account of CUNA Mutual Life Insurance Company as of December 31, 2006, the results of their operations and the changes in their net assets for the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Chicago, Illinois
March 16, 2007

CUNA MUTUAL LIFE INSURANCE
COMPANY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005 AND FOR THE
THREE YEARS ENDED DECEMBER 31, 2006
AND INDEPENDENT AUDITORS' REPORT

                                                             DELOITTE LETTERHEAD

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
CUNA Mutual Life Insurance Company:

We have audited the accompanying consolidated balance sheets of CUNA Mutual Life Insurance Company and subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of operations, comprehensive income, changes in policyholders' surplus, and cash flows for the three years ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of CUNA Mutual Life Insurance Company and subsidiaries at December 31, 2006 and 2005, and the results of their operations and their cash flows for the three years ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

-s- DELOITTE & TOUCHE LLP
Chicago, Illinois
March 9, 2007

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2006 and 2005
(000s omitted)

----------------------------------------------------------------------------------------
ASSETS                                                      2006              2005
----------------------------------------------------------------------------------------
Debt securities, available for sale at fair value      $    2,560,669    $     2,806,985
Equity securities, available for sale at fair value           195,033            160,002
Equity in unconsolidated affiliate                             29,020             24,637
Mortgage loans                                                241,688            185,248
Real estate, at cost less accumulated depreciation
   (2006 - $36,244; 2005 - $33,452)                            35,004             36,027
Policy loans                                                   90,038             92,563
Short-term investments                                        134,365            153,794
Other invested assets                                          28,816             29,343
Cash and cash equivalents                                      33,567             17,440
----------------------------------------------------------------------------------------
Total cash and investments                                  3,348,200          3,506,039
Accrued investment income                                      30,654             35,084
Reinsurance recoverables                                      750,217            762,122
Deferred policy acquisition costs                             316,314            269,927
Office properties, equipment and computer software
   at cost less accumulated depreciation (2006 -
   $41,848; 2005 - $42,798)                                    20,873             10,509
Receivables from affiliates                                     2,969              9,093
Income taxes receivable                                         1,866                  -
Other assets and receivables                                   40,117             40,194
Separate account assets                                     4,772,487          4,273,164
----------------------------------------------------------------------------------------
Total assets                                           $    9,283,697    $     8,906,132
----------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets, continued
December 31, 2006 and 2005
(000s omitted)

--------------------------------------------------------------------------------------------
LIABILITIES AND POLICYHOLDERS' SURPLUS                          2006              2005
--------------------------------------------------------------------------------------------
Policyholder account balances                               $  2,688,732      $  2,896,610
Insurance reserves - life and health                           1,031,141           919,686
Unearned revenues                                                 42,555            31,671
Dividends payable to policyholders                                12,929            12,755
Income taxes payable                                                   -            11,746
Deferred income tax liability                                     23,329            16,110
Accrued postretirement benefit liability                          29,787            29,535
Accrued pension liability                                          6,375            11,336
Notes payable                                                        810               866
Payables to affiliates                                            50,574            32,562
Accounts payable and other liabilities                           142,344           202,805
Separate account liabilities                                   4,772,487         4,273,164
--------------------------------------------------------------------------------------------
Total liabilities                                              8,801,063         8,438,846
--------------------------------------------------------------------------------------------
Accumulated other comprehensive income, net                       23,646            24,580
Retained earnings                                                458,988           442,706
--------------------------------------------------------------------------------------------
Total policyholders' surplus                                     482,634           467,286
--------------------------------------------------------------------------------------------
Total liabilities and policyholders' surplus                $  9,283,697      $  8,906,132
--------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations
Years Ended December 31, 2006, 2005 and 2004
(000s omitted)

------------------------------------------------------------------------------------------------
                                                  2006              2005              2004
------------------------------------------------------------------------------------------------
Revenues:
   Life and health premiums                   $    233,806      $    231,541      $    183,618
   Net investment income                           174,792           163,619           157,434
   Net realized investment gains                    11,495            13,237            18,266
   Contract charges                                 67,691            77,478            76,099
   Other income                                     13,531            12,394            11,588
------------------------------------------------------------------------------------------------
Total revenues                                     501,315           498,269           447,005
------------------------------------------------------------------------------------------------
Benefits and expenses:
   Life and health insurance claims and
      benefits                                     202,902           199,773           152,181
   Interest credited to policyholder
      account balances                              84,901            89,539            93,044
   Policyholder dividends                           25,466            24,999            25,369
   Operating and other expenses                    178,777           142,388           125,262
------------------------------------------------------------------------------------------------
Total benefits and expenses                        492,046           456,699           395,856
------------------------------------------------------------------------------------------------
Income before income taxes and equity in
   income of unconsolidated affiliate                9,269            41,570            51,149
Income tax (benefit) expense                        (5,069)            6,281            13,973
------------------------------------------------------------------------------------------------
Income before equity in income of
   unconsolidated affiliate                         14,338            35,289            37,176
Equity in income of unconsolidated
   affiliate, net of tax (2006 - $1,047;
   2005 -$1,692; 2004 - $1,722)                      1,944             3,142             3,198
------------------------------------------------------------------------------------------------
Net income                                    $     16,282      $     38,431      $     40,374
------------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2006, 2005 and 2004
(000s omitted)

------------------------------------------------------------------------------------------------
                                                  2006              2005              2004
------------------------------------------------------------------------------------------------
Net income                                    $     16,282      $     38,431      $     40,374
Other comprehensive income (loss), net of
   tax:
   Unrealized net gains (losses) on
      investment securities:
      Unrealized net holding gains (losses)
         arising during period                     (34,742)          (41,165)           15,726
      Applicable income tax on above                14,820            14,408            (5,504)
      Reclassification adjustment for net
         (losses) gains included in net
         income                                     30,602            (9,320)          (15,836)
      Applicable income tax on above               (13,054)            3,262             5,543
------------------------------------------------------------------------------------------------
   Net unrealized gains (losses)                    (2,374)          (32,815)              (71)
------------------------------------------------------------------------------------------------
   Minimum pension liability                         2,215            (2,465)                -
   Applicable income tax on above                     (775)              863                 -
------------------------------------------------------------------------------------------------
   Minimum pension liability, net of tax             1,440            (1,602)                -
------------------------------------------------------------------------------------------------
Other comprehensive income (loss) subtotal            (934)          (34,417)              (71)
------------------------------------------------------------------------------------------------
Comprehensive income                          $     15,348      $      4,014      $     40,303
------------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements Changes in Policyholders'
Surplus Years Ended December 31, 2006, 2005 and 2004
(000s omitted)

------------------------------------------------------------------------------------------
                                                2006           2005           2004
------------------------------------------------------------------------------------------
Retained earnings:
   Balance at beginning of year             $    442,706   $    404,275   $    363,901
   Net income                                     16,282         38,431         40,374
------------------------------------------------------------------------------------------
   Balance at end of year                        458,988        442,706        404,275
------------------------------------------------------------------------------------------
Accumulated other comprehensive income:
   Unrealized investment gains:
      Balance at beginning of year                26,182         58,997         59,068
      Unrealized gains (losses) on
         investment securities, net of tax
         (2006 - $1,279; 2005 - $17,670;
         2004 - $39)                              (2,374)       (32,815)           (71)
------------------------------------------------------------------------------------------
      Balance at end of year                      23,808         26,182         58,997
------------------------------------------------------------------------------------------
   Minimum pension liability:
      Balance at beginning of year                (1,602)             -              -
      Change in minimum pension liability,
         net of tax (2006 - ($775);
         $2005 - $863)                             1,440         (1,602)             -
------------------------------------------------------------------------------------------
      Balance at end of year                        (162)        (1,602)             -
------------------------------------------------------------------------------------------
Accumulated other comprehensive income            23,646         24,580         58,997
------------------------------------------------------------------------------------------
Total policyholders' surplus                $    482,634   $    467,286   $    463,272
------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2006, 2005 and 2004
(000s omitted)

------------------------------------------------------------------------------------------
                                                2006           2005           2004
------------------------------------------------------------------------------------------
Cash flows from operating activities:
   Net income                               $     16,282   $     38,431   $     40,374
      Adjustments to reconcile net income
         to net cash provided by operating
         activities:
      Amortization of deferred policy
         acquisition costs                        38,050         44,456         33,396
      Policy acquisition costs deferred          (86,980)       (50,348)       (53,717)
      Depreciation of office properties,
         equipment and computer software           2,536          2,784          5,880
      Net realized investment gains              (11,495)       (13,237)       (18,266)
      Policyholder assessments on
         investment-type contracts               (37,348)       (22,520)       (22,435)
      Interest credited to policyholder
         account balances                         84,901         89,539         93,044
      Amortization of bond premium and
         discount                                  7,095          8,380         10,720
      Other investment income                      2,076          3,148         (2,712)
      Equity in income of unconsolidated
         affiliate                                (1,944)        (3,142)        (3,198)
   Changes in other assets and
      liabilities:
      Accrued investment income                    4,430           (823)         2,498
      Other assets and receivables                (4,665)        (8,885)        (7,077)
      Insurance reserves                         111,455         97,256         57,602
      Unearned revenues                           10,480         (1,190)        (1,258)
      Deferred income taxes                        6,935         (3,434)         7,430
      Accrued income taxes                       (13,612)           684          8,927
      Other liabilities                           16,015         17,429           (983)
------------------------------------------------------------------------------------------
Net cash provided by operating activities   $    144,211   $    198,528   $    150,225
------------------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2006, 2005 and 2004
(000s omitted)

---------------------------------------------------------------------------------------------
                                                   2006           2005           2004
---------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Purchases of investments:
      Debt securities                          $ (1,211,244)  $ (1,635,439)  $ (1,331,845)
      Equity securities                            (100,131)       (27,121)       (74,966)
      Mortgage loans                                (82,838)        (8,603)        (3,499)
      Real estate                                    (1,749)           777         (1,410)
      Short-term investments                        (85,396)       (15,291)       (67,827)
      Other invested assets                         (89,910)       (74,472)       (48,125)
   Proceeds on sale or maturity of
      investments:
      Debt securities                             1,442,602      1,596,298      1,139,746
      Equity securities                              87,189         74,731         18,670
      Mortgage loans                                 26,398         34,556         34,250
      Real estate                                         -              -            367
      Short-term investments                         49,998         14,562         70,288
      Other invested assets                          78,501        113,193         35,875
   Purchases of office properties, equipment
      and computer software                         (12,900)        (1,947)          (416)
   Change in policy loans, net                        2,525          2,011          2,695
---------------------------------------------------------------------------------------------
Net cash provided by (used in) investing
   activities                                       103,045         73,255       (226,197)
---------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Deposits to policyholder account balances        319,210        203,445        418,562
   Withdrawals from policyholder account
      balances                                     (550,283)      (467,058)      (391,270)
   Changes in notes payable                             (56)        (5,055)       (10,056)
---------------------------------------------------------------------------------------------
Net cash (used in) provided by financing
   activities                                      (231,129)      (268,668)        17,236
---------------------------------------------------------------------------------------------
Change in cash and cash equivalents                  16,127          3,115        (58,736)
Cash and cash equivalents at beginning of
   year                                              17,440         14,325         73,061
---------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year       $     33,567   $     17,440   $     14,325
---------------------------------------------------------------------------------------------
Supplemental disclosure of cash information:
   Cash paid during the year for income
      taxes, net of refunds                    $      1,608   $      9,031   $     (2,383)
---------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

    1.   NATURE OF BUSINESS

        CUNA Mutual Life Insurance Company ("CMLIC" or the "Company"), a mutual life insurance company domiciled in Iowa, offers a full range of ordinary life and health insurance and annuity products through face-to-face and direct response distribution systems. Most of its new business is generated from sales to credit union members. The Company owns 50% of MEMBERS Capital Advisors, Inc., a registered investment advisor and 100% of CMIA of Wisconsin, Inc., an insurance agency and holding company. CMIA of Wisconsin, Inc. owns 100% of League Insurance Agency.

        The Company is authorized to sell insurance in the District of Columbia and all states except New York. No single jurisdiction has a significant concentration of business. Annuity premiums and deposits represented approximately 88.7% of total direct premiums and deposits in 2006 and 87.9% in 2005.

    2.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               BASIS OF PRESENTATION

        The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of CMLIC and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. Certain amounts applicable to prior years have been reclassified to conform to the current year presentation.

               USE OF ESTIMATES

        The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations, deferred policy acquisition costs and insurance reserves are most affected by the use of estimates and assumptions.

               INVESTMENTS OTHER THAN INVESTMENT IN UNCONSOLIDATED AFFILIATE

        Investments in debt securities, including bonds and redeemable preferred stocks, are classified as available for sale and are carried at fair value. For mortgage-backed and other structured securities, income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Such adjustments are reflected in net investment income. Prepayment assumptions for loan-backed bonds and structured securities are obtained from industry survey values or internal estimates.

        Investments in equity securities, including common stocks and nonredeemable preferred stocks, are classified as available for sale and are reported at fair value.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        Unrealized gains and losses on investments in debt and equity securities, net of deferred federal income taxes, are included in accumulated other comprehensive income as a separate component of policyholders' surplus unless designated as a hedged item.

        Debt and equity securities are considered impaired, and their cost basis is written down to fair value with the impairment loss being included in net realized investment gains when management expects a decline in value to persist and its cost may not be recoverable (i.e., the decline is other than temporary). In determining whether an unrealized loss is expected to be temporary, the Company considers duration of impairment, financial position of the issuer, and the intent and ability of the Company to hold the investment until the fair value has recovered.

        Mortgage loans held for investment are carried at their aggregate unpaid principal balance, net of valuation allowances. Valuation allowances are provided when a mortgage loan becomes impaired. Impairment is determined when it becomes probable the Company will be unable to collect the total contractual amounts due. Impairments are recorded in net realized investment gains and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral. Mortgage loan valuation allowances are insignificant.

        Investments in real estate are carried at cost net of accumulated depreciation. The cost of real estate is adjusted for impairment whenever events or circumstances indicate the carrying value of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment gains. There were no impairments in 2006 or 2005.

        Policy loans are reported at their unpaid principal balance.

        Short-term investments, including the reinvestment of cash collateral received for securities lending transactions and debt securities with maturities from date of purchase under one year, are reported at amortized cost, which approximates fair value.

        Other invested assets include investments in limited partnerships and derivatives. Investments in limited partnerships are accounted for using the equity method. Derivatives are carried at fair value and changes in fair value are reported in net investment income.

        Interest income is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income reflects amortization of premiums and accrual of discounts on an effective-yield basis, based upon expected cash flows. Other sources of investment income include real estate investments and derivative activity. Realized gains and losses on the sale of investments are determined based upon the specific identification method and are recorded on the trade date.

               DERIVATIVE FINANCIAL INSTRUMENTS

        The Company uses derivative instruments, such as foreign currency futures, currency forwards, interest rate swaps and caps, total return swaps, cross currency swaps, forwards, bond and stock index futures, and purchased and written options to help maximize risk adjusted investment returns; reduce interest rate risks of long term assets; manage exposure

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors.

        The Company uses foreign currency futures and forwards to hedge the fair value risk in some of its debt securities denominated in foreign currencies. Unrealized foreign exchange gains and losses on these debt securities are reclassified from accumulated other comprehensive income to realized investment gains and losses in accordance with the provisions of hedge accounting rules.

        All derivatives are recorded in the consolidated balance sheets at estimated fair value. Derivatives embedded within non-derivative instruments must be separated from the host instrument when the embedded derivative is not clearly and closely related to the host instrument. Embedded derivative instruments subject to bifurcation are also accounted for at estimated fair value.

        When derivatives meet specific criteria, the Company may classify derivatives as fair value or cash flow hedges. At inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. Quarterly, the Company measures the hedge's effectiveness and records any ineffectiveness in realized investment gains and losses.

        Fair Value Hedges:   the Company designates certain of its foreign
        currency futures and forward contracts as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item. The changes in fair value of the hedging instruments used in fair value hedges are recorded in realized investment gains and losses. The changes in fair value of the hedged item, attributable to the risk being hedged, are also recorded in realized investment gains and losses.

        Cash Flow Hedge:   the Company designates its cross currency swaps as
        foreign currency cash flow hedges when the hedging instrument is highly effective in offsetting the hedged risk of variability in cash flows that could affect net income. The changes in fair value of the cross currency swaps are recorded in accumulated other comprehensive income. Amounts are reclassified to net investment income when the hedged transaction affects net investment income.

        Non-Hedge Derivatives:   changes in fair value, income and expense
        associated with derivatives that are not classified as fair value or cash flow hedges are recorded in realized investment gains and losses.

               EQUITY IN UNCONSOLIDATED AFFILIATE

        Equity in unconsolidated affiliate represents CMLIC's 50% ownership of the common stock of MEMBERS Capital Advisors, Inc. and is accounted for using the equity method. The Company has concluded that it does not have a controlling interest or exercise significant influence over MEMBERS Capital Advisors, Inc.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

               CASH AND CASH EQUIVALENTS

        Cash and cash equivalents include deposits in financial institutions, U.S. Treasury bills, money market instruments, and commercial paper with maturities from date of purchase under 90 days, which are not otherwise restricted.

               OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

        Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years, while for office properties it is generally twenty years. The following table is a summary of office properties, equipment and computer software.

           ----------------------------------------------------------------------------------
                                                                  2006           2005
           ----------------------------------------------------------------------------------
           Office properties, equipment and computer
              software
              Office properties                               $     18,092   $     17,733
              Equipment                                             30,364         22,939
              Computer software                                     14,265         12,635
           ----------------------------------------------------------------------------------
              Total office properties, equipment and
                 computer software                                  62,721         53,307
           Accumulated depreciation                                (41,848)       (42,798)
           Net office properties, equipment and computer
              software                                        $     20,873   $     10,509
           ----------------------------------------------------------------------------------

               DEFERRED POLICY ACQUISITION COSTS

        The costs of acquiring business that vary with, and are primarily related to, the production of new and renewal business have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and similar selling expenses, premium taxes, sales costs, and certain policy issuance and underwriting costs. For investment contracts (primarily deferred annuities) and universal life-type products, deferred policy acquisition costs are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment, and expense margins. Deferred policy acquisition costs on participating insurance contracts are amortized over the life of the book of participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized. For other term life and whole life insurance products, deferred policy acquisition costs are amortized in relation to expected premiums. For universal life-type, investment and participating insurance contracts, the deferred policy acquisition cost asset is adjusted for the impact on estimated gross profits or gross margins of net unrealized gains and losses on investment securities. The Company includes anticipated investment income in its periodic evaluation of whether deferred policy acquisition costs can be recovered from future profits. If such costs

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        are deemed to be not recoverable, the adjustment is recorded in the current period results of operations.

               DEFERRED SALES INDUCEMENTS

        The costs related to sales inducements offered on sales to new policyholders are deferred and recorded in other assets. These costs are primarily related to deferred annuities and in the form of additional credits to the policyholder's account balance or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts. Deferred sales inducements are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment and expense margins.

               SEPARATE ACCOUNTS

        The Company issues variable annuities, variable life insurance policies, and certain other insurance contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the separate accounts. Separate account assets are carried at fair value. Separate account liabilities primarily represent the contract holders' claims to the related assets.

        Separate account contract fee income consists of charges for maintenance, administration, cost of insurance and surrender of the contract prior to the contractually specified dates and are reflected in contract charges. Investment income and realized and unrealized investment gains and losses of the separate account assets, except for the portion related to the Company's ownership of the separate accounts, accrue directly to the contract holders and therefore, are not included in the Company's consolidated statements of operations. Deposits to the separate accounts are not included in consolidated cash flows. Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus.

        Substantially all of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

        Absent any contract provisions wherein the Company guarantees either a minimum return or account value upon death, partial withdrawal or specified contract anniversary date, variable annuity and variable life insurance contract holders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives.

               POLICYHOLDER ACCOUNT BALANCES

        The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 2.8% to 6.3% in 2006 and 2.45% to 6.44% in 2005.
        Future minimum guaranteed interest rates during the life of the contracts vary from 1.5% to 4.5%.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

               INSURANCE RESERVES

        For traditional participating products, future policy benefit reserves are computed using the net level premium method. Mortality and interest rates used are those guaranteed in calculating the cash surrender values. Mortality rates are based on statutory valuation tables and interest rates vary from 2.25% to 6.0%.

        For other term life and whole life products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals, and expenses. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 5.5% to 8.0%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption when deemed necessary.

        For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates used range from 4.0% to 9.5%.

        The Company offers various death benefit guarantees to variable annuity contract holders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. Liabilities for variable contract death benefit guarantees are included in policyholder account balances.

        The liability for death benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The establishment of reserves for those guarantees requires the projection of future separate account fund performance, mortality; persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the current guaranteed minimum death benefit payments in excess of the current account balance. Liabilities for these guarantees are immaterial to the Company.

               REVENUE, BENEFIT, AND EXPENSE RECOGNITION

        Term life and whole life insurance premiums are recognized as premium income when due. Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). Related policy benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

        Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenue for investment contracts consists of net investment income as well as policy fees assessed against the policyholder account balance

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        such as administration and surrender charges, which are recorded as contract charges in the accompanying consolidated financial statements. Expenses consist of interest credited to contracts, benefits incurred in the period in excess of related policyholder account balances and policy maintenance costs.

        Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated financial statements, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance, and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in the period in excess of related policyholder account balances.

        Profits from investment contract and universal life-type policies are recognized in relation to the expected gross profit stream of the product (fees, charges, and investment income reduced by related expenses).

        The Company incurs costs on the reimbursement to credit unions for certain expenses that arise due to the production of new and renewal business. These costs are administrative expenses incurred directly by the credit unions. The Company paid $21,629, $23,890 and $25,770 for the periods ended December 31, 2006, 2005 and 2004, respectively. These expenses are deferred and amortized in deferred acquisition costs.

               INCOME TAXES

        The provision for income taxes includes amounts currently payable and deferred income taxes, which result from differences between financial reporting and tax bases of assets and liabilities. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted.

        The Company is subject to tax-related audits in the normal course of operations. These audits may result in additional tax liabilities. The Company accounts for such contingent liabilities in accordance with Statement of Financial Accounting Standards No. 5, Accounting for Contingencies. Management believes it has appropriately provided for taxes for all years. Significant management judgment and varying factors are required to determine the provision for tax contingencies. Examples of factors include: (i) the expiration of various statutes of limitations, (ii) changes in tax laws and regulations, (iii) issuance of tax rulings, and (iv) settlements with tax authorities. Changes in any one of these factors may result in adjustments to established reserves. Once established, reserves are adjusted when there is more information available or when an event occurs necessitating a change to the reserves.

               BENEFIT PLANS

        The Company recognizes costs for its defined benefit pension plans and postretirement benefits on an accrual basis as employees perform services to earn the benefits. Calculations of benefit obligations for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Postretirement benefits are generally funded on a pay-

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        as-you-go basis. The cost of benefits provided to former or inactive employees after employment but before retirement are recognized during an employee's service years if certain requirements are met.

               REINSURANCE

        Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the underlying direct policies ceded and the terms of the reinsurance contracts. Premiums, claims and benefits ceded to other companies have been reported net in the consolidated statements of operations. Reinsurance recoverables are recorded for the portion of benefits paid that are reinsured and for insurance reserves reinsured and a prepaid reinsurance asset is recorded for unearned premiums that relate to policies that have been reinsured.

               FOREIGN EXCHANGE

        The Company's financial statements are impacted by changes in foreign currency exchange rates on investment holdings denominated in foreign currency. The foreign exchange impact of investment holdings classified as available for sale are included with unrealized investment gains in accumulated other comprehensive income as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as net realized gains in the Company's consolidated statements of operations.

               FAIR VALUE OF FINANCIAL INSTRUMENTS

        Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from the disclosure requirements. In addition, the tax ramifications of the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

        The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

        Cash and Cash Equivalents, Short-term Investments, and Accrued
        Investment Income:   the carrying amounts for these instruments
        approximate their fair values due to their short term nature.

        Policy Loans:   the carrying amounts for policy loans approximate fair
        value due to their short term nature.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        Debt and Equity Securities:   fair values for debt securities are based
        on quoted market prices, where available. For debt securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values of equity securities are based on quoted market prices.

        Mortgage Loans:   the fair values for mortgage loans are estimated using
        discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

        Derivative Financial Instruments:   the fair value of derivatives is
        based upon an estimate, using discounted cash flow techniques, of the amount which would be required to close the derivative position given the current market environment, or upon broker quotes. Fair values for derivatives traded on an exchange are based on quoted market prices.

        Investment-Type Contracts: the fair value of the Company's liabilities under investment-type insurance contracts such as annuities and other policyholder deposit contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments.

        Notes Payable:   Notes payable are discounted using cash flow techniques
        as described for mortgage loans, or, in the case of short-term notes with a variable interest rate, the carrying amount is a reasonable estimate of fair value.

               EMERGING ACCOUNTING MATTERS

        In 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 155, "Accounting for Certain Hybrid Financial Instruments, an Amendment of FASB Statements No. 133 and 140" ("SFAS 155"), effective for fiscal years beginning after September 15, 2006. SFAS 155 addresses the accounting for hybrid instruments containing embedded derivatives that, under the provisions of SFAS No. 133, are required to be measured at fair value and bifurcated from the host contract. SFAS No. 155 allows entities to make an irrevocable election to measure such a hybrid instrument at fair value in its entirety, with changes in fair value of the contract recognized in earnings. In addition, SFAS No. 155 clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS No. 133 and establishes a requirement to evaluate interests in securitized financial assets to identify interests that are derivatives or that contain embedded derivatives. The Company is currently evaluating the new statement and is unable to determine the impact on its consolidated balance sheet or statement of operations at this time.

        In 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"). SFAS No. 157 provides consistent guidance for using fair value to measure assets and liabilities. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        circumstances. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the new statement and is not yet able to determine the impact on its consolidated balance sheet and statement of operations at this time.

        In 2006, FASB issued SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- An Amendment of FASB Statements No. 87, 88, 106, and 132(R) ("SFAS no. 158"). SFAS No. 158
        requires an employer to recognize in its balance sheet an asset for a plan's over funded status or a liability for a plan's under funded status, measure a plan's assets and its obligations that determine its funded status as of the end of the employer's fiscal year, and recognize changes in the funded status of a defined benefit postretirement plan in the year in which the changes occur. Those changes will be reported in other comprehensive income. The requirement to recognize the funded status of a benefit plan and the disclosure requirements are effective as of the end of the fiscal year ending after June 15, 2007 for companies whose equity is not publicly traded. The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The estimated impact on accumulated other comprehensive income as a result of implementation is $15 million.

        In 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of this statement, except for the provisions relating to the valuation of debt and equity securities, apply only to entities that elect the fair value option. The Company is currently evaluating the new statement and is unable to determine the impact on its consolidated balance sheet or statement of operations at this time.

        In June 2006, the FASB issued FASB Interpretation No. ("FIN 48") 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109. FIN 48 clarifies that recognition for uncertain tax positions should be based on a more-likely-than-not threshold that the tax position will be sustained. The tax position is measured as the amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. The effective date for the Company is January 1, 2007 with the cumulative effect to be reported as an adjustment to beginning retained earnings in its first report for 2007. The Company is currently evaluating the new interpretation and is not yet able to determine the impact on its consolidated financial statements upon implementation.

        The American Institute of Certified Public Accountants issued Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts which is effective January 1, 2007. The new guidance defines an exchange or modification of an existing insurance contract to be either substantially changed or substantially unchanged. If it is substantially unchanged, it should be considered a continuation of the existing contract. If it is substantially changed, the existing balances for unamortized deferred policy acquisition costs, unearned revenue liabilities and deferred sales inducement assets should be eliminated and costs associated

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        with the replacement contract should be considered for deferral in accordance with existing guidance. The Company is currently evaluating the new statement and is unable to determine the impact on its consolidated balance sheet or statement of operations at this time.

    3.   INVESTMENTS

               DEBT SECURITIES

        The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2006 and 2005 are as follows:

           ---------------------------------------------------------------------------------------------
                                      Amortized              Gross Unrealized               Estimated
           December 31, 2006            Cost              Gains            Losses          Fair Value
           ---------------------------------------------------------------------------------------------
           U.S. government and
              agencies              $     73,973      $         79      $     (1,058)     $     72,994
           States and political
              subdivisions                 1,366                14               (15)            1,365
           Foreign government
              securities                  66,066             1,540            (2,104)           65,502
           Domestic corporate
              securities               1,108,172            13,682            (7,245)        1,114,609
           Mortgage-backed
              securities                 677,076             4,238            (5,979)          675,335
           Other structured
              securities                 471,610             1,622            (2,280)          470,952
           Foreign corporate
              securities                 156,558             4,576            (1,222)          159,912
           ---------------------------------------------------------------------------------------------
           Total debt securities    $  2,554,821      $     25,751      $    (19,903)     $  2,560,669
           ---------------------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

           ---------------------------------------------------------------------------------------------
                                      Amortized              Gross Unrealized               Estimated
           December 31, 2005            Cost              Gains            Losses          Fair Value
           ---------------------------------------------------------------------------------------------
           U.S. government and
              agencies              $    135,777      $        231      $     (1,333)     $    134,675
           States and political
              subdivisions                 5,381                 9               (22)            5,368
           Foreign government
              securities                 268,281            17,067              (720)          284,628
           Domestic corporate
              securities               1,164,631            14,052            (8,885)        1,169,798
           Mortgage-backed
              securities                 672,841             4,122            (6,772)          670,191
           Other structured
              securities                 466,996             3,746            (2,913)          467,829
           Foreign corporate
              securities                  74,433               835              (772)           74,496
           ---------------------------------------------------------------------------------------------
           Total debt securities    $  2,788,340      $     40,062      $    (21,417)     $  2,806,985
           ---------------------------------------------------------------------------------------------

        The amortized cost and estimated fair values of investments in debt securities at December 31, 2006, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.

           -------------------------------------------------------------------------------------
                                                                  Amortized         Estimated
                                                                    Cost           Fair Value
           -------------------------------------------------------------------------------------
           Due in one year or less                              $     65,875      $     65,732
           Due after one year through five years                     542,897           548,983
           Due after five years through ten years                    628,694           632,077
           Due after ten years                                       168,669           167,590
           Mortgage-backed securities                                677,076           675,335
           Structured securities                                     471,610           470,952
           -------------------------------------------------------------------------------------
           Total debt securities                                $  2,554,821      $  2,560,669
           -------------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

               EQUITY SECURITIES

        The cost, gross unrealized gains and losses, and estimated fair value of investments in equity securities at December 31 are as follows:

           ------------------------------------------------------------------------------------
                                                       Gross Unrealized            Estimated
                                       Cost          Gains          Losses        Fair Value
           ------------------------------------------------------------------------------------
                   2006            $    159,493   $     36,053   $       (513)   $    195,033
                   2005                 135,031         25,701           (730)        160,002
           ------------------------------------------------------------------------------------

               MORTGAGE LOANS

        The Company's mortgage portfolio consists mainly of commercial mortgage loans made to customers throughout the United States. All outstanding commercial mortgage loans are secured by completed income-producing properties. At December 31, 2006 the commercial mortgage portfolio had an average remaining life of 6.0 years, with all principal in the total mortgage portfolio due prior to 2027. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. At December 31, 2006, the company held 18.0% in Washington, which is the highest concentration in one state. Loans of no more than 7% of the aggregate mortgage loan portfolio balance are made to any one borrower.

               NET INVESTMENT INCOME

        Sources of net investment income for the years ended December 31 are summarized as follows:

           -----------------------------------------------------------------------------------
                                                     2006           2005            2004
           -----------------------------------------------------------------------------------
           Gross investment income:
              Debt securities                    $    151,212   $    133,157    $    126,975
              Equity securities                         7,566          5,425           3,753
              Mortgage loans                           16,649         16,988          20,467
              Real estate                               9,501          9,854           9,888
              Policy loans                              6,153          6,224           6,433
              Derivative financial instruments            183           (116)         (1,667)
              Short-term and other                     (1,256)         2,175           1,295
           -----------------------------------------------------------------------------------
                                                      190,008        173,707         167,144
           Investment expenses                        (15,216)       (10,088)         (9,710)
           -----------------------------------------------------------------------------------
           Net investment income                 $    174,792   $    163,619    $    157,434
           -----------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

               NET REALIZED INVESTMENT GAINS (LOSSES)

        Sources of realized gains (losses) for the years ended December 31 are summarized as follows:

           -----------------------------------------------------------------------------------
                                                     2006           2005            2004
           -----------------------------------------------------------------------------------
           Debt securities:
              Gross gains on sales                $    30,738   $     14,545    $     20,039
              Gross losses on sales                   (22,556)       (19,438)         (7,945)
              Other                                     1,261             94           5,797
              Impairment losses                        (2,968)        (1,277)         (3,378)
           Equity securities:
              Gross gains on sales                     12,495         17,434           3,447
              Gross losses on sales                      (954)          (985)           (755)
              Other                                         4              -               -
              Impairment losses                           (25)        (1,029)           (645)
           Mortgage loans                                   -            (77)              -
           Derivative financial instruments           (12,516)         3,970             352
           Other                                        6,016              -           1,354
           -----------------------------------------------------------------------------------
           Net realized investment gains          $    11,495   $     13,237    $     18,266
           -----------------------------------------------------------------------------------

        Proceeds from the sale of debt securities were $1,138,811, $1,050,070 and $658,214, in 2006, 2005 and 2004, respectively. Proceeds from the sale of equity securities were $83,449, $74,410, and $17,959 in 2006, 2005 and 2004, respectively.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

               NET UNREALIZED INVESTMENT GAINS (LOSSES)

        The components of net unrealized investment gains (losses) included in accumulated other comprehensive income (loss) at December 31 were as follows:

           -----------------------------------------------------------------------------------
                                                     2006           2005            2004
           -----------------------------------------------------------------------------------
           Debt securities                       $      5,847   $     18,644    $     66,256
           Equity securities                           35,540         24,971          32,096
           Short-term investments                           -              -             (34)
           Deferred policy acquisition cost
              adjustments                              (7,498)        (4,956)        (12,220)
           Other                                        2,320          1,690           4,644
           Deferred income taxes                      (12,401)       (14,167)        (31,745)
           -----------------------------------------------------------------------------------
           Net unrealized investment gains       $     23,808   $     26,182    $     58,997
           -----------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The amortized cost and associated unrealized investment losses for investments in debt and equity securities for which the fair value had temporarily declined and remained below cost as of December 31, 2006 were as follows:

           -----------------------------------------------------------------------------------
                                                             Unrealized Loss
                                           Unrealized Loss    Period Twelve         Total
                                            Period Under        Months or         December
                                            Twelve Months        Greater          31, 2006
           -----------------------------------------------------------------------------------
           Amortized cost of debt
              securities with unrealized
              investment losses:
              U.S. government and
                 agencies                   $     20,169      $     44,753       $    64,922
              States and political
                 subdivisions                     38,541                 -            38,541
              Foreign government
                 securities                            -             1,103             1,103
              Domestic corporate
                 securities                      329,282           126,563           455,845
              Mortgage-backed securities         205,164           205,318           410,482
              Other structured securities        102,675            69,287           171,962
              Foreign corporate
                 securities                       34,858             9,985            44,843
           -----------------------------------------------------------------------------------
              Total amortized cost of
                 debt securities with
                 unrealized investment
                 losses                     $    730,689      $    457,009       $ 1,187,698
           -----------------------------------------------------------------------------------
           Unrealized investment losses
              on debt securities:
              U.S. government and
                 agencies                   $        172      $        886       $     1,058
              States and political
                 subdivisions                          -                15                15
              Foreign government
                 securities                        2,104                 -             2,104
              Domestic corporate
                 securities                        3,011             4,234             7,245
              Mortgage-backed securities           1,465             4,514             5,979
              Other structured securities            970             1,310             2,280
              Foreign corporate
                 securities                          985               237             1,222
           -----------------------------------------------------------------------------------
              Total unrealized investment
                 losses losses on debt
                 securities                 $      8,707      $     11,196       $    19,903
           -----------------------------------------------------------------------------------
           Cost of equity securities with
              unrealized investment
              losses                        $      5,060      $     23,387       $    28,447
           Unrealized investment losses
              on equity securities                   214               299               513
           -----------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The amortized cost and associated unrealized investment losses for investments in debt and equity securities for which the fair value had temporarily declined and remained below cost as of December 31, 2005 were as follows:

           -----------------------------------------------------------------------------------
                                                             Unrealized Loss
                                           Unrealized Loss    Period Twelve         Total
                                            Period Under        Months or       December 31,
                                            Twelve Months        Greater            2005
           -----------------------------------------------------------------------------------
           Amortized cost of debt
              securities with unrealized
              investment losses:
              U.S. government and
                 agencies                   $     59,549      $     50,800      $    110,349
              States and political
                 subdivisions                      5,114            10,028            15,142
              Foreign government
                 securities                       11,250                 -            11,250
              Domestic corporate
                 securities                      502,115            39,327           541,442
              Mortgage-backed                    323,214            71,567           394,781
              Structured securities              167,459            44,261           211,720
              Foreign corporate
                 securities                       47,980             1,565            49,545
           -----------------------------------------------------------------------------------
              Total amortized cost of
                 debt securities with
                 unrealized investment
                 losses                     $  1,116,681      $    217,548      $  1,334,229
           -----------------------------------------------------------------------------------
           Unrealized investment losses
              on debt securities:
              U.S. government and
                 agencies                   $        422      $        911      $      1,333
              States and political
                 subdivisions                         35                77               112
              Foreign government
                 securities                          348                 -               348
              Domestic corporate
                 securities                        8,209               958             9,167
              Mortgage-backed                      4,550             2,222             6,772
              Structured Securities                2,080               833             2,913
              Foreign corporate
                 securities                          725                47               772
           -----------------------------------------------------------------------------------
              Total unrealized investment
                 losses losses on debt
                 securities                 $     16,369      $      5,048      $     21,417
           -----------------------------------------------------------------------------------
           Cost of equity securities with
              unrealized investment
              losses                        $     23,669      $      5,212      $     28,881
           Unrealized investment losses
              on equity securities                   532               198               730
           -----------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        At December 31, 2006, the Company owned 387 debt securities with a fair value of $1,167,792 in an unrealized investment loss position. Of these, 129, with a fair value of $445,812 have been in an unrealized loss position for twelve or more months. The $11,196 unrealized loss for debt securities with a loss period twelve months or greater represents a 2.5 percent price impairment. The price impairment on the remaining 258 debt securities is less than 1.2 percent. Out of the $1,167,792 representing the fair value of debt securities in an unrealized loss position, $1,064,254 relates to investment grade securities. The unrealized losses can be attributed primarily to interest rate and credit quality spread changes since the securities were first acquired and the Company believes they are temporary. In determining whether these unrealized losses are expected to be temporary, the Company considers duration of impairment, financial position of the issuer, and the intent and ability of the Company to hold the investment until the market price has recovered.

        At December 31, 2006, the Company had 14 stocks with a fair value of $27,934 in an unrealized loss position. Of these, 2 have been in an unrealized position for more than twelve months. The Company believes that the unrealized losses related to the stocks are temporary. In general, in determining whether these losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.

        The Company may choose to no longer hold a debt security or equity until recovery in reaction to substantive changes in the relevant industry conditions, or substantive changes in the financial condition or performance of the issuer.

               SECURITIES LENDING AGREEMENTS

        The Company is party to securities lending agreements. Unrelated parties borrow debt securities from the Company and must deposit cash or short-term investments as collateral equal to a minimum of 102% of the fair value of the loaned securities. The security custodian monitors the collateral position daily. The Company remains the beneficial owner and the loaned securities are included with debt securities. At December 31, 2006 and 2005, the fair value of securities loaned by the Company totaled $86,668 and $140,813, respectively.

        The amount of collateral received is invested in short-term securities and is included in the consolidated balance sheets as short-term investments with a corresponding liability included in accounts payable and other liabilities. The cash flow changes related to securities lending activities are included in the investing section of the Statements of Cash Flow. The fair value of collateral held was $88,551 and $143,961 at December 31, 2006 and 2005, respectively.

               DERIVATIVE FINANCIAL INSTRUMENTS

        Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; to reduce interest rate risks of long-term assets; to manage exposure to various credit, currency, and market risks; and to manage exposure to various equity and fixed income market sectors.

        Futures Contracts: Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        a futures contract is entered, a margin account is established with the broker based on the requirements of the futures exchange.

        The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated to the foreign currency risk of British pound, Canadian dollar and Euro denominated long-term bonds are classified as foreign currency fair value hedges. The Company measures the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is therefore excluded from the assessment of hedge effectiveness. Based on this measurement of effectiveness, the foreign currency fair value hedges using short foreign currency futures contracts were highly effective. If the foreign currency futures were not deemed highly effective, the change in fair value of the foreign currency futures would be recorded in net realized investment gains with no offset from the hedged item.

        Currency Forwards: Currency forward contracts are a commitment to purchase or deliver currency in the future at a predetermined price and time. The Company utilizes short positions in foreign currency forwards to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency forwards designated as hedging the foreign currency risk of Mexican Peso denominated long-term bonds are classified as foreign currency fair value hedges. The Company measures the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness. Based on this measurement of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective. If the foreign currency forwards were not deemed highly effective, hedge accounting would be discontinued and the change in fair value of the foreign currency forwards would be recorded in net realized investment gains with no offset from the hedged item.

        Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The interest rate swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date.

        Total return swaps: The Company uses total return swaps to gain exposure to various market sectors. Under total return swaps the Company agrees with other parties to exchange, at specified intervals, the difference between the total return on an index or basket of securities and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Consistent with its asset allocation strategy, the Company entered into commercial mortgage backed security swaps to gain additional exposure to the investment grade commercial mortgage backed securities market and high yield swaps to gain additional

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        exposure to the high yield bond market. Generally, no cash is exchanged at the outset of a total return swap contract and no principal payments are made by either party. Normally, a single net payment is made by one of the counterparties at each due date.

        Cross Currency Swaps: Under cross currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between functional currency (US Dollar) fixed or floating rate and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (US Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The Company designates the cross currency swaps as foreign currency cash flow hedges when the swaps are deemed highly effective. No portion of the foreign currency cash flow hedges was ineffective or excluded from the assessment of hedge effectiveness in 2006 or 2005. If the cross currency swaps were not deemed highly effective, the change in fair value of the cross currency swaps would be recorded in net realized investment gains.

        Options: Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

        The Company issues equity-indexed annuity contracts that guarantee a return of principal to the customer and credit interest based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested in investment grade fixed income securities and is intended to cover the minimum guaranteed value due to the customer at the end of the term. A portion of the premium is used to purchase over-the-counter call options to hedge the growth in interest credited to the customer as a direct result of the increases in the related indices.

        The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap, option and currency forward agreements. The Company monitors the credit standing of the counterparties and anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and have little or no counterparty risk.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The following tables provide a summary of the carrying value, notional amount and fair value of derivative financial instruments held at December 31, 2006 and 2005:

           ---------------------------------------------------------------------------------------------
                                      Carrying          Notional                  Fair Value
             December 31, 2006          Value            Amount            Assets          Liabilities
           ---------------------------------------------------------------------------------------------
           Futures contracts        $        350      $     93,039      $        460      $        110
           Currency forwards                  (2)              472                 -                 2
           Interest rate and
              total return swaps               -                 -                 -                 -
           Cross currency swaps              128            19,338               214                86
           Purchased option
              contracts                   18,135           139,597            18,135                 -
           Written option
              contracts                  (11,602)         (148,023)                -            11,602
           ---------------------------------------------------------------------------------------------
           Total derivative
              financial
              instruments           $      7,009      $    104,423      $     18,809      $     11,800
           ---------------------------------------------------------------------------------------------

                                      Carrying          Notional                 Fair Value
             December 31, 2005          Value            Amount            Assets        Liabilities
           ------------------------------------------------------------------------------------------
           Futures contracts        $        692      $    310,777      $        964     $        272
           Currency Forwards                   -                 -                 -                -
           Interest rate and
              total return swaps             555           140,000               635               80
           Cross currency swaps                -                 -                 -                -
           Purchased option
              contracts                    3,165            15,385             3,165                -
           Written option
              contracts                   (2,915)          (15,385)                -            2,915
           ------------------------------------------------------------------------------------------
           Total derivative
              financial
              instruments           $      1,497      $    450,777      $      4,764     $      3,267
           ------------------------------------------------------------------------------------------

               EQUITY IN UNCONSOLIDATED AFFILIATE

        CMLIC owns 50% of the common stock of MEMBERS Capital Advisors, Inc. ("MCA"), a registered investment advisor. At December 31, 2006, MCA had assets of $71,453 and liabilities of $13,412 at December 31, 2005, MCA had assets of $58,348 and liabilities of $9,074. MCA had net income of $5,981 in 2006, $9,667 in 2005, and $9,839 in 2004.

               ASSETS DESIGNATED

        Iowa law requires that assets equal to a life insurer's legal reserve must be designated for the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        present value of all outstanding policies and contracts involving life contingencies. At December 31, 2006 and 2005, bonds and notes, mortgage loans and policy loans with a carrying value of $2,690,867 and $2,597,246, respectively, were designated for Iowa and various other regulatory authorities as required by law.

               ASSET RESTRICTIONS

        Certain policyholder account balances are legally part of the Company's separate accounts. However, the assets supporting them are reported in the consolidated balance sheets with the general account assets because the company retains the risk of investment gains and losses. Debt securities with a fair value of $81,340 and $314,318 as of December 31, 2006 and 2005, respectively, are available only to satisfy obligations to these contract holders.

        The Company entered into an advances, collateral pledge and security agreement with the Federal Home Loan Bank of Des Moines ("FHLB"). As a condition of the agreement, the Company must purchase FHLB common stock and is allowed to borrow up to a multiple of that stock ownership and post collateral to secure any advances. The Company has pledged debt securities with a fair value of $53,701 and $17,674 to collateralize advances made under the agreement as of December 31, 2006 and 2005, respectively

    4.   INCOME TAX

        The Company files a consolidated life-non-life federal income tax return with its wholly-owned subsidiaries. The Company has entered into a tax sharing agreement with its subsidiaries. The agreement provides that the allocation of tax expense is based on each subsidiaries contribution to consolidated federal income tax liability. The agreement is substantially in accordance with Reg. Section sec.1.1552-1(a)(1) and 1.1502-33(d)(3). The agreement departs from Reg. Section sec.1552-1(a)(1) and 1.1502-33(d)(3) in that loss subsidiaries are reimbursed regardless of the utilization of the loss in the current year.

        Income tax expense attributable to income from operations for the years ended December 31 is as follows:

           -----------------------------------------------------------------------------------------------------
                                                                  2006              2005              2004
           -----------------------------------------------------------------------------------------------------
           Current tax (benefit) expense                        $(12,004)          $ 9,715          $  6,543
           Deferred tax expense (benefit)                          6,935            (3,434)            7,430
           -----------------------------------------------------------------------------------------------------
           Total income tax (benefit) expense                   $ (5,069)          $ 6,281          $ 13,973
           -----------------------------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        Income tax expense for the years ended December 31 differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income before income taxes and equity in net income of unconsolidated affiliate due to the items listed in the following reconciliation:

           ------------------------------------------------------------------------------------------------------
                                                                   2006              2005              2004
           ------------------------------------------------------------------------------------------------------
           Tax expense computed at federal corporate tax
              rate                                                $ 3,244           $14,549          $ 17,902
           Meals and entertainment                                     67                75                71
           Adjustment to deferred tax accounts                          -            (4,668)            1,553
           Tax-exempt interest                                        (36)              (24)              (64)
           Dividends-received deduction                            (2,825)           (1,715)           (1,055)
           Income tax benefit related to prior years               (5,274)           (1,731)             (213)
           Other, net                                                (245)             (205)           (4,221)
           ------------------------------------------------------------------------------------------------------
           Total income tax (benefit) expense                     $(5,069)          $ 6,281          $ 13,973
           ------------------------------------------------------------------------------------------------------

        The Company conducted a detailed analysis of its deferred tax assets and liabilities. The analysis resulted in a tax benefit of $4,668 in 2005 and a tax expense of $1,553 in 2004.

        Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31 are as follows:

           -------------------------------------------------------------------------------------
                                                                    2006              2005
           -------------------------------------------------------------------------------------
           Deferred tax assets:
              Investments                                       $      1,724      $      3,189
              Insurance reserves                                      56,941            50,358
              Dividends payable to policyholders                       2,135             2,210
              Unearned revenue                                        11,405             8,524
              Pension and other employer benefits                     11,451            11,779
              Fixed assets and real estate                             3,080             3,270
              Loss carryforwards                                       6,774             4,581
              Accrued expenses                                         2,445             1,812
              Other                                                       15                 -
           -------------------------------------------------------------------------------------
           Gross deferred tax assets                                  95,970            85,723
           Deferred tax liabilities:
              Deferred policy acquisition costs                       85,167            77,960
              Unrealized gains                                        12,485            14,167
              Deferred and uncollected premiums                          764               661
              Intangible assets                                        9,996               270
              Net income of investees                                 10,064             8,530
              Other                                                      823               245
           -------------------------------------------------------------------------------------
           Gross deferred tax liabilities                            119,299           101,833
           -------------------------------------------------------------------------------------
           Net deferred income tax liability                    $    (23,329)     $    (16,110)
           -------------------------------------------------------------------------------------

        Management believes that all gross deferred tax assets at December 31, 2006 and 2005 are fully realizable and, consequently, no valuation allowance has been established.

    5.   RELATED-PARTY TRANSACTIONS

        The Company and CUNA Mutual Insurance Society ("CUNA Mutual"), a Wisconsin life and health insurer, entered into an agreement of permanent affiliation (the Agreement) effective in 1990. The terms of the Agreement include provisions for reinsurance of each company's future individual life business; the joint development of business plans and distribution systems for the sale of individual insurance and financial services products within the credit union market; and provision for the sharing of certain resources and facilities. Because of the affiliation, certain expenses of the Company are paid by CUNA Mutual and vice-versa. These expenditures are periodically reimbursed, generally monthly. Details related to reinsurance agreements between the companies are described in note 6.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        In the normal course of business, various transactions are made between the Company and other related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies.

        The Company and CUNA Mutual are parties to agreements with MEMBERS Capital Advisors, Inc. ("MCA") for investment advisory services. MCA, 50% of which is owned by the Company and 50% owned by CUNA Mutual, manages substantially all of the Company's invested assets in accordance with policies, directives, and guidelines established by the Company. The Company incurred MCA investment management fees totaling $7,494, $2,794, and $2,199 in 2006, 2005 and 2004, respectively. CUNA Mutual and its subsidiaries incurred MCA investment management fees totaling $7,287, $2,716, and $2,150 for 2006, 2005 and 2004, respectively.
        Settlements generally occur monthly.

        The Company invests in mutual funds and a private investment fund managed by MCA. The carrying value of these investments was $63,264 and $86,453 at December 31, 2006 and 2005, respectively. During 2006, Company sold a portion of the mutual fund shares and received shares of stock previously held by the funds in lieu of cash, recording a realized investment gain $7,780 on the disposition.

        CUNA Brokerage Services, Inc. ("CBSI"), a subsidiary of CUNA Mutual, is a broker dealer representing the Company in the sale of certain variable annuity, variable universal life and other products which require a broker dealer. Under a cost sharing agreement, CBSI reimburses the Company for various services, office space, equipment and other items incurred on behalf of CBSI. CMLIC received $6,703 in 2006, $6,498 in 2005, and $5,901 in 2004 related to the cost sharing agreement. CBSI also reimburses the Company for commissions CMLIC pays its representatives for CBSI related business. CMLIC received reimbursements for total commissions from CBSI of $42,829 in 2006, $47,974 in 2005, and $47,565 in 2004. Settlements generally occur monthly.

    6.   REINSURANCE

        The Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, to diversify its risk and limit its overall financial exposure, and to comply with the affiliation agreement with CUNA Mutual. The Company has the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

        On November 14, 2006, CUNA Mutual and MEMBERS Life Insurance Company ("MEMBERS"), a subsidiary of CUNA Mutual commuted a reinsurance agreement effective back to January 1, 2006. CUNA Mutual and MEMBERS then ceded 50% of the

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        business related to the Agreement to the Company. The Company recorded the following related to the commutation:

           ------------------------------------------------------------------------------
                                                                               At
           Financial statement line item increase                       December 31, 2006
           ------------------------------------------------------------------------------
           Deferred policy acquisition costs                              $      27,421
           Insurance reserves - life and health                                  26,576
           Intercompany receivable                                                  539
           ------------------------------------------------------------------------------

           --------------------------------------------------------------------------------
                                                                        For the year ending
                                                                         December 31, 2006
           --------------------------------------------------------------------------------
           Life and health premiums                                        $       9,761
           Life and health insurance claims and benefits                           5,277
           Policy acquisition costs deferred                                      30,731
           Deferred policy acquisition costs amortized                             3,310
           --------------------------------------------------------------------------------

        As noted in Note 5, the Company and CUNA Mutual have a permanent affiliation agreement including a reinsurance agreement. The Company assumes 50% of jointly developed and marketed products from CUNA Mutual and the Company cedes 50% of their jointly developed and marketed product to CUNA Mutual.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The effects of reinsurance on premiums and on claims and benefits, including reinsurance with affiliates, for the years ended December 31 are as follows:

           -----------------------------------------------------------------------------------
                                                     2006           2005            2004
           -----------------------------------------------------------------------------------
           Premiums:
              Direct                             $    117,351   $    132,659    $     91,450
              Assumed from affiliates                 139,692        120,012         109,910
              Ceded to affiliates                      (8,024)        (7,118)         (6,537)
              Ceded to non-affiliates                 (15,213)       (14,012)        (11,205)
           -----------------------------------------------------------------------------------
           Net premiums                          $    233,806   $    231,541    $    183,618
           -----------------------------------------------------------------------------------
           Claims and benefits:
              Direct                             $    157,916   $    162,324    $    117,947
              Assumed from affiliates                  65,080         53,658          48,223
              Ceded to affiliates                      (7,918)        (6,826)         (7,592)
              Ceded to non-affiliates                 (12,176)        (9,383)         (6,397)
           -----------------------------------------------------------------------------------
           Net claims and benefits               $    202,902   $    199,773    $    152,181
           -----------------------------------------------------------------------------------

        At December 31, 2006 and 2005, reinsurance recoverables on insurance reserves and unearned premiums of $750,217 and $762,122, respectively, were reported as assets of which $713,543 and $734,458 were recoverable from CUNA Mutual and one of its subsidiaries.

    7.   DEFERRED POLICY ACQUISITION COSTS

        A summary of policy acquisition costs deferred and amortized is shown in the following table:

           -----------------------------------------------------------------------------------
                                                     2006           2005            2004
           -----------------------------------------------------------------------------------
           Balance at beginning of year          $    269,927   $    256,771    $    234,429
           Policy acquisition costs deferred           86,980         50,348          53,717
           Policy acquisition costs amortized         (38,050)       (44,456)        (33,395)
           Effect of net unrealized gains on
              securities                               (2,543)         7,264           2,020
           -----------------------------------------------------------------------------------
           Balance at end of year                $    316,314   $    269,927    $    256,771
           -----------------------------------------------------------------------------------

    8.   BENEFIT PLANS

        The Company has a noncontributory defined benefit pension plan covering substantially all regular full time employees and agents. Retirement benefits are based on compensation and years of service. Certain employees are also eligible for a non-qualified defined benefit plans.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. Substantially all of the benefit plan assets shown in the table below, $68,463 in 2006 and $68,350 in 2005 are invested in the Ultra Series Fund, a family of mutual funds which is managed by MCA.

        The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits.

        The following table summarizes information about the plans at December
        31:

           --------------------------------------------------------------------------------------
                                                                         Other Postretirement
                                              Pension Benefits                 Benefits
                                              2006        2005         2006            2005
           --------------------------------------------------------------------------------------
           Fair value of plan assets at
              December 31                   $  79,727   $ 70,096     $      -        $      -
           Benefit obligation at December
              31                             (105,191)   (96,027)     (34,052)        (33,980)
           --------------------------------------------------------------------------------------
           Funded status at December 31     $ (25,464)  $(25,931)    $(34,052)       $(33,980)
           --------------------------------------------------------------------------------------
           Liability recognized in the
              consolidated balance sheet    $   6,375   $ 11,336     $ 29,787        $ 29,535
           --------------------------------------------------------------------------------------

        The accumulated benefit obligations for the pension plan were $85,544 and $81,661 at December 31, 2006 and 2005 respectively.

        The following tables provide information for the plans for the years ended December 31:

           ------------------------------------------------------------------------------------
                                                      2006           2005            2004
           ------------------------------------------------------------------------------------
           Pension benefits:
              Employer contributions              $      8,731   $         17     $     4,256
              Benefit payments                           7,225          4,164           5,491
              Net periodic benefit cost                  6,064          3,983           4,414
           ------------------------------------------------------------------------------------
           Other postretirement benefits:
              Employer contributions              $      2,364   $      1,776     $     1,432
              Benefit payments                           2,364          1,776           1,432
              Net periodic benefit cost                  2,329          2,112           2,245
           ------------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        In the table below, information is presented as of December 31 for those pension plans for which the accumulated benefit obligation exceeds the fair value of plan assets.

           ----------------------------------------------------------------------------------
                                                                   2006            2005
           ----------------------------------------------------------------------------------
           Projected benefit obligation                        $    105,191    $     96,027
           Accumulated benefit obligation                            85,544          81,661
           Fair value of plan assets
           Equity securities                                         53,227          45,177
              Debt securities                                        22,766          23,173
              All other                                               3,734           1,746
           ----------------------------------------------------------------------------------
           Fair value of plan assets                           $     79,727    $     70,096
           ----------------------------------------------------------------------------------

        The actuarial assumptions used to develop the components of pension and other postretirement benefit expense for the years ended December 31 were as follows:

           ------------------------------------------------------------------------------------
                                                       2006          2005            2004
           ------------------------------------------------------------------------------------
           Discount rate                                   5.6%          5.6%            6.0%
           Expected long-term rate of return on
              plan assets                                  8.0%          8.0%            8.0%
           Assumed rate of compensation increase           4.7%          4.7%            4.7%
           ------------------------------------------------------------------------------------

        The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation are 11.5% reduced over a period of 20 years to 3.5% for both 2006 and 2005. The discount rate used in determining the accumulated postretirement benefit obligation is 5.6% for both 2006 and 2005.

               CASH FLOWS

        The "Medicare Prescription Drug, Improvement and Modernization Act of 2003" introduced a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of postretirement health benefit plans that provide an actuarially equivalent drug benefit. Beginning in 2005, the effects of this subsidy are reflected in the measurement of the postretirement health benefit costs. The effect of the subsidy for 2006 was a reduction of the postretirement benefit cost of $1,228, including $407 for service cost, $427 for interest cost and $394 for recognized net actuarial gain/loss. The effect of the subsidy for 2005 was a reduction of the postretirement benefit cost of $1,062, including $352 for service cost, $357 for interest cost and $353 for recognized net actuarial gain/loss. The subsidy reduced the accumulated postretirement benefit obligation by $6,764 as of December 31, 2006 and $7,712 as of December 31, 2005. First time subsidies received in 2006 amounted to $78.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        Expected future benefit payments for the years ended December 31 are as follows:

           ------------------------------------------------------------------------------------
                                                     Other          Other            Other
                                                    Benefits       Benefits        Benefits
                                     Pension         Before        Medicare          After
                                     Benefits       Subsidy        Subsidy          Subsidy
           ------------------------------------------------------------------------------------
           Estimated future
              benefit payments
              2007                 $      3,387   $      2,434   $        146    $      2,288
              2008                        3,634          2,499            172           2,327
              2009                        3,881          2,595            200           2,395
              2010                        4,163          2,672            232           2,440
              2011                        4,404          2,823            258           2,565
              2012-2016                  27,807         14,098          1,651          12,447
           ------------------------------------------------------------------------------------

        The expected employer contribution to the pension plan in 2007 is undetermined. For other benefits, the employer contribution will be equivalent to the estimated 2007 benefits.

               PLAN ASSET INFORMATION

        The Company's pension plan allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

           ------------------------------------------------------------------------------------
                                                                                    Target
                                                       2006          2005         Allocation
           ------------------------------------------------------------------------------------
           Asset category
              Equity securities                           66.7%         64.5%           67.0%
              Debt securities                             28.6%         33.0%           33.0%
              Cash                                         4.7%          2.5%               -
           ------------------------------------------------------------------------------------
              Total                                      100.0%        100.0%          100.0%
           ------------------------------------------------------------------------------------

        The company invests its pension plans' assets with the goal of meeting its short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to drift around target with a small tolerance to changes in overall portfolio risk. Derivatives may be used to maintain the target allocation.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The expected rates of return and variance for each asset class are derived using statistical techniques based on long-term historical data. Returns and correlations are adjusted slightly to reflect recent trends and portfolio manager expectations.

               OTHER POST EMPLOYMENT BENEFITS

        The Company has a plan to provide severance pay and costs associated and continuation of certain life and health benefits to qualifying inactive or former employees after employment but before retirement. Such costs are expensed when incurred. The liability for other post employment benefits was and $2,497 and $6,238 at December 31, 2006 and 2005, respectively.

               DEFINED CONTRIBUTION PLANS

        The Company sponsors a contribution thrift and savings plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2006, 2005 and 2004 were $2,827, $3,084 and $2,982, respectively.

               BENEFIT PLANS FUNDED WITH RABBI TRUSTS

        The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $9,051 and $6,811 as of December 31, 2006 and 2005, respectively, and is included in accounts payable and other liabilities in the consolidated balance sheets. These plans have been partially funded with assets in Rabbi trusts. Assets placed in trust also include amounts deposited to fund certain qualified defined benefit plans which are excluded from the determination of the accrued liability. The total amounts deposited in the Rabbi trust were $8,694 and $6,927 at December 31, 2006 and 2005 respectively. These assets represent mutual funds carried at fair value and are included with other equity securities. Assets in such trusts are held for the benefit of the plan beneficiaries but remain the property of the Company.

    9.   STATUTORY FINANCIAL DATA

        The Company is subject to statutory regulations as to maintenance of policyholders' surplus.

        Risk-Based Capital requirements promulgated by the National Association of Insurance Commissioners require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2006, the Company's adjusted surplus exceeds minimum requirements.

        CMLIC files statutory-basis financial statements with insurance regulatory authorities. The Iowa Department of Commerce, Insurance Division has allowed CMLIC to use an accounting practice which differs in some respects from prescribed statutory accounting practices (permitted practice). This permitted practice relates to the carrying value of fixed maturity securities held in the separate account which support certain funding agreements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The use of this permitted practice increased reported statutory surplus by $669 and $1,241 as of December 31, 2006 and 2005, respectively.

        Statutory basis net income of CMLIC was $3,888, $31,641 and $23,215 for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory surplus was $275,176, $299,575 and $287,272 at December 31, 2006, 2005 and 2004, respectively. Statutory surplus for 2006 has been adjusted to reflect the correction of an error related to an intercompany charge with MCA. Prior to 2006 MCA paid CMLIC a product administration fee. In 2006 it was discovered that this fee should have been paid to CMIS and as a result statutory surplus was adjusted. For GAAP purposes the cumulative effect of this error in the amount of $6.9 million, net of tax, was recorded in the 2006 financial statements and the prior years' financial statements were not restated as the amount is considered immaterial to the Company's financial position, operations and cash flows.

    10.   COMMITMENTS AND CONTINGENCIES

        The Company has the following investment commitments outstanding at December 31:

           ----------------------------------------------------------------------------------
                                                                   2006            2005
           ----------------------------------------------------------------------------------
           Private placements                                  $      7,560    $          -
           Mortgage loans                                            36,300           9,350
           Limited partnerships                                     111,224          18,448
           Bank loans                                                 3,611               -

        Private placement commitments represent conditional commitments to purchase private placement debt and equity securities at a specified future date. The Company regularly enters into these agreements in the normal course of business.

        Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

        Limited partnership commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments

        Bank loan commitments to invest represent commitments to acquire loans from banks at a specified future date. The Company regularly enters into these agreements in the normal course of business.

        In the normal course of business, the Company contracts for long-term leases for office space, autos, and equipment. At December 31, 2006, the Company was committed under non-cancelable leases with minimum rentals of approximately $275, of which $81 is due in 2007, $83 in 2008, $79 in 2009, $32 in 2010, and $0 in 2011 and thereafter. Rental expense included in the Company's operations amounted to $388 and $378 in 2006 and 2005, respectively.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2006 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $1,200 in 2006 and $1,350 in 2005 for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $900 in 2006 and $1,000 in 2005. Recoveries of assessments from premium taxes are generally made over a five-year period.

        Like other members of the insurance industry, the Company is the target of a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The exact outcome of these disputes is unpredictable.

        In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved and may be material to the Company's operating results or cash flows. However, based on information currently known to it, management believes that the ultimate outcome of all known matters as they are resolved over time is not likely to have a material adverse effect on the financial statements of the Company.

        The Company is involved in a number of lawsuits arising out of various aspects of its business. These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial statements of the Company.

    11.  NOTES PAYABLE

        The Company entered into an advances, collateral pledge and security agreement with the Federal Home Loan Bank of Des Moines ("FHLB"). The Company did not have any balances outstanding at December 31, 2006 and 2005. As a condition of the agreement, the Company must purchase FHLB common stock and is allowed to borrow up to a multiple of that stock ownership and post collateral to secure any advances. Based on those terms, an additional $51,144 was available to CMLIC at December 31, 2006. The Company has pledged debt securities with a fair value of $53,701 and $17,674 to collateralize advances made under the agreement as of December 31, 2006 and 2005, respectively. Interest is calculated daily at floating rates ranging from 4.33% to 5.63% and is payable monthly. Borrowings from the FHLB are used for short-term cash flow management and are typically settled within one month. The Company has an outstanding liability of $810 and $866 as of December 31, 2006 and 2005, respectively, as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles,

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        California in 1996. The loan is secured by real estate with an appraisal value that exceeds the loan principal balance. The loan is being amortized on a straight-line basis over 240 months beginning in 2001. Payments totaling approximately $55 annually are due through 2021.

    12.  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

        The carrying amounts and estimated fair values of the Company's significant financial instruments at December 31 are as follows:

           -------------------------------------------------------------------------------------
                                                 2006                          2005
                                        Carrying      Estimated     Carrying        Estimated
                                         Amount      Fair Value      Amount        Fair Value
           -------------------------------------------------------------------------------------
           Financial instruments
              recorded as assets:
              Debt securities          $ 2,560,669   $ 2,560,669   $ 2,806,985     $ 2,806,985
              Equity securities            195,033       195,033       160,002         160,002
              Mortgage loans               241,688       250,848       185,248         203,458
              Short-term investments       134,365       134,365       153,794         153,794
              Cash and cash
                 equivalents                33,567        33,567        17,440          17,440
              Accrued investment
                 income                     30,654        30,654        35,084          35,084
              Derivatives                   18,809        18,809         4,764           4,764
                                                 -
           Financial instruments
              recorded as
              liabilities:
              Investment-type
                 contracts              (2,202,482)   (2,123,904)   (2,405,780)     (2,336,978)
              Notes payable                   (810)         (585)         (866)           (560)
              Derivatives                  (11,800)      (11,800)       (3,267)         (3,267)
           -------------------------------------------------------------------------------------

    13.  REORGANIZATION

        CUNA Mutual and its wholly owned subsidiaries currently domiciled in Wisconsin have received permission from the Wisconsin Insurance Department to redomicile to Iowa during 2007, subject to final approval by the Company's policyholders. Once approval is received from the Company's policyholders, CUNA Mutual and its Wisconsin domiciled subsidiaries will apply to domicile in Iowa. No objections have been received from Iowa and approval to redomisticate is expected in 2007.

        CUNA Mutual and CMLIC have been joined in a permanent affiliation agreement since 1990. CUNA Mutual and CMLIC plan to apply to the Iowa Insurance Department to merge the two companies with CUNA Mutual as the surviving company. If the Board of Directors and the policyholders of both companies and the Iowa Insurance Department approve the merger, CUNA Mutual and CMLIC plan to complete the merger by December 31, 2007.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. All required financial statements are included in Part B of this registration statement.

(b)  Exhibits

     1. Certified resolution of the board of directors of Century Life of America (the "Company") establishing Century Variable Annuity Account (the "Account"). Incorporated herein by reference to post-effective amendment number 5 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 16, 1996.

     2.   Not Applicable.

     3.(a) Form of Distribution Agreement Between CUNA Mutual Life Insurance
          Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

     (b) Form of Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

     4.(a) Form of Variable Annuity Contract. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

          (i) Form of Variable Annuity Contract. Incorporated herein by reference to post- effective amendment 3 to Form N-4 registration statement (File no. 333-116426) with the Commission on November 15, 2005.

     (b) Form of Fixed Account Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

          (i) Form of Fixed Account Endorsement, Form 2006-VAFIXED. Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

     (c) Form of Loan Account Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (d) Form of Additional Income Option Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (e) Form of 3% Annual Guarantee Death Benefit Rider. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (f) Form of Earnings Enhanced Death Benefit Rider. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (g) Form of Maximum Anniversary Value Death Benefit Rider. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (h) Form of Change of Annuitant Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (i) Form of Income Payment Endorsement. Incorporated herein by reference to post-effective amendment 2 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 28, 2005.

     (j) Form of Guaranteed Minimum Withdrawal Benefit Rider. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File No. 333-116426) with the Commission on November 15, 2005.

          (i) Form of Guaranteed Minimum Withdrawal Benefit Rider. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

     (k) Form of Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File No. 333-116426) with the Commission on November 15, 2005.

          (i) Form of Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

     (l) Form of Spouse Beneficiary Death Benefit Rider. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

     (m) Form of Spousal Continuation Endorsement. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

     (N) FORM OF CHANGE OF ANNUITANT ENDORSEMENT. INCORPORATED HEREIN BY REFERENCE TO POST-EFFECTIVE AMENDMENT 8 TO FORM N-4 REGISTRATION STATEMENT (FILE NO. 333-116426) WITH THE COMMISSION ON APRIL 27, 2007.

     (O) FORM OF ROTH IRA ENDORSEMENT. INCORPORATED HEREIN BY REFERENCE TO POST-EFFECTIVE AMENDMENT 8 TO FORM N-4 REGISTRATION STATEMENT (FILE NO. 333-116426) WITH THE COMMISSION ON APRIL 27, 2007.

     5.(a) Form of Variable Annuity Application. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

          (i) Form of Variable Annuity Contract. Incorporated herein by reference to post- effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

          (ii) State Variations to Application Form No. VAAPP-2004. Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006

          (iii) State Variations to Application Form No. VAAPP-2005. Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

          (iv) State Variations to Application Form No. VAAPP-2006. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File no. 333-116426) with the Commission on August 31, 2006.

          (V) STATE VARIATIONS TO CONTRACT FORM NO. 2004-VA. INCORPORATED HEREIN BY REFERENCE TO POST-EFFECTIVE AMENDMENT 8 TO FORM N-4 REGISTRATION STATEMENT (FILE NO. 333-116426) WITH THE COMMISSION ON APRIL 27, 2007.

          (VI) STATE VARIATIONS TO APPLICATION FORM NO. VAAP-2006. INCORPORATED HEREIN BY REFERENCE TO POST-EFFECTIVE AMENDMENT 8 TO FORM N-4 REGISTRATION STATEMENT (FILE NO. 333-116426) WITH THE COMMISSION ON APRIL 27, 2007.

          (VII) FORM OF VARIABLE ANNUITY APPLICATION FORM NO.
               VAAP-2006W1842MAY07. INCORPORATED HEREIN BY REFERENCE TO POST-EFFECTIVE AMENDMENT 8 TO FORM N-4 REGISTRATION STATEMENT (FILE NO. 333-116426) WITH THE COMMISSION ON APRIL 27, 2007.

     6.(a) Certificate of Existence of the Company. Incorporated herein by reference to post-effective amendment number 5 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 16, 1996.

     (b) Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

     (c) Bylaws of the Company. Incorporated herein by reference to post-effective amendment number 2 to Form N-4 registration statement (File No. 333-40320) filed with the Commission on February 28, 2002.

     7.   Not Applicable.

     8. RULE 22C-2 SHAREHOLDER INFORMATION AGREEMENT BETWEEN ULTRA SERIES FUND AND CUNA MUTUAL LIFE INSURANCE COMPANY DATED OCTOBER 16, 2006. INCORPORATED HEREIN BY REFERENCE TO FORM N-4 POST-EFFECTIVE AMENDMENT NO. 9 (FILE NO. 333-40304) FILED WITH THE COMMISSION ON APRIL 27, 2007.

     9.   Opinion and Consent of Counsel from Steve Suleski.

     10.  Deloitte & Touche LLP Consent.

     11.  Not applicable.

     12.  Not applicable.

     13.  Not applicable.

     14.  Not applicable.

     15. Powers of Attorney dated February 26, 2006. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-116426) filed with the Commission on February 28, 2005.

          (i) Power of Attorney dated June 30, 2005. Incorporated herein by reference to post-effective amendment number 3 to Form N-4 registration statement (File No. 333-116426) filed with the Commission on November 15, 2005.

          (ii) Power of Attorney dated February 25, 2006. Incorporated herein by reference to post-effective amendment number 5 to Form N-4 registration statement (File No. 333-116426) filed with the Commission on April 26, 2006.

          (iii) Power of Attorney dated February 25, 2006 and July 6, 2006. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 333-116426) filed with the Commission on August 31, 2006.

          (IV) POWER OF ATTORNEY DATED FEBRUARY 23, 2007. INCORPORATED HEREIN BY REFERENCE TO POST-EFFECTIVE AMENDMENT NUMBER 8 TO FORM N-4 REGISTRATION STATEMENT (FILE NO. 333-116426) FILED WITH THE COMMISSION ON APRIL 27, 2007.

ITEM 25. DIRECTORS AND OFFICERS OF THE COMPANY

Name                                         Position/Office
----                      -----------------------------------------------------
DIRECTORS
Eldon R. Arnold**         Director & Vice Chairman of the Board
James L. Bryan**          Director
Loretta M. Burd**         Director & Chairman of the Board
William B. Eckhardt**     Director
Joseph J. Gasper, Jr.**   Director
Bert J. Hash, Jr.**       Director
Victoria W. Miller**      Director
C. Alan Peppers**         Director
Jeff Post**               Director
Neil A. Springer**        Director
Farouk D.G. Wang**        Director
Larry T. Wilson**         Director
James W. Zilinski**       Director

EXECUTIVE OFFICERS
David P. Marks**          CUNA Mutual Life Insurance Company*
                          Executive Vice President and Chief Investment Officer

Jeffrey D. Holley**       CUNA Mutual Life Insurance Company*
                          Executive Vice President and Chief Finance Officer

David Lundgren**          CUNA Mutual Life Insurance Company*
                          Executive Vice President and Chief Products Officer

Jeff Post**               CUNA Mutual Life Insurance Company*
                          President and Chief Executive Officer

Robert N. Trunzo**        CUNA Mutual Life Insurance Company*
                          Executive Vice President and Chief Sales Officer

* CUNA Mutual Life Insurance Company entered into a permanent affiliation with the CUNA Mutual Insurance Society on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual Insurance Society. The most recent position has been given for those persons who have held more than one position with CUNA Mutual Life Insurance Company or CUNA Mutual Insurance Society during the last five year period.

** Principal place of business is 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

In addition, as described in the prospectus under the caption "CUNA Mutual Life Insurance Company," by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Company and the registrant could be considered to be affiliated persons of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                   SEE ORGANIZATION CHARTS ON FOLLOWING PAGE.

         Persons Controlling, Controlled by or Under Common Control with
   THE INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, SPONSORING INSURANCE COMPANY

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                          CUNA Mutual Insurance Society
                  Organizational Chart As Of November 21, 2006

            Note: Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

1.   CUNA Mutual Investment Corporation
     Business: Holding Company
     October 15, 1972
     State of domicile: Wisconsin

     CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

     a.   CUMIS Insurance Society, Inc.
          Business: Corporate Property/Casualty Insurance
          May 23, 1960
          State of domicile: Wisconsin

          (1)  CUMIS Specialty Insurance Company, Inc.
               Business: Specialty insurance and reinsurance
               September 1, 2006
               State of domicile: Iowa

     b.   CUNA Brokerage Services, Inc.
          Business: Brokerage
          July 19, 1985
          State of domicile: Wisconsin

     c.   CUNA Mutual General Agency of Texas, Inc.
          Business: Managing General Agent
          August 14, 1991
          State of domicile: Texas

          (1)  MEMBERS Financial Services, Inc.
               Business: Local Recording Agent (LRA) for the selling of property and casualty coverage to Texas CU members Incorporated September 5, 1973 under the name of Members Insurance Agency, Inc., later changed its name to CUNA Mutual Insurance Agency of Texas, Inc., and effective August 7, 2003, changed its name again to MEMBERS Financial Services, Inc. Ownership: For Regulatory purposes, MEMBERS Financial Services, Inc. is currently owned by two individuals, each owning 50% of the stock.
               State of domicile: Texas

     d.   MEMBERS Life Insurance Company
          Business: Credit Disability/Life/Health
          February 27, 1976
          State of domicile: Wisconsin
          Formerly CUMIS Life & CUDIS

     e.   International Commons, Inc.
          Business: Special Events
          January 13, 1981
          State of domicile: Wisconsin

     f.   CUNA Mutual Mortgage Corporation
          Business: Mortgage Servicing
          November 20, 1978 Incorporated
          December 1, 1995 Wholly Owned
          State of domicile: Wisconsin

     g.   CUNA Mutual Insurance Agency, Inc.
          Business: Leasing/Brokerage
          March 1, 1974
          State of domicile: Wisconsin
          Formerly CMCI Corporation

          CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiary:

          (1)  CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.

               Business: Property & Casualty Agency
               June 24, 1993
               State of domicile: Mississippi

     h.   Stewart Associates Incorporated
          Business: Insurance Agency for Credit Insurance, Collateral Protection, Mechanical Breakdown
          March 6, 1998
          State of domicile: Wisconsin

     i.   CUNA Mutual Business Services, Inc.
          Business: Financial Services
          Incorporated April 22, 1974
          Wholly owned March 6, 2000
          State of domicile: Wisconsin

     j.   Lending Call Center Services, LLC
          Business: Provides Lending Call Center Services & Lending Solutions to Credit Unions
          Incorporated June 24, 2002
          Ownership 92% by CUNA Mutual Investment Corporation
          Ownership 8% by various state credit union leagues

     k.   Lenders Protection, LLC
          Business: Limited Liability Company
          Owned 50% CUNA Mutual Insurance Society and 50% Open Lending, Inc. State of domicile: Delaware

     l.   Union Charter Holding, LLC
          Business: Holds 100% of Union Financial Services, LLC
          Acquired January 7, 2005 Formed November 9, 2004
          Domiciled in Delaware

          (1)  Union Financial Services, LLC
               Industrial Loan Company
               Domiciled in Utah

2.   C.U.I.B.S. Pty. Ltd.
     Business: Brokerage
     February 18, 1981
     Country of domicile: Australia

3.   CUNA Caribbean Insurance Society Limited
     Business: Life and Health
     July 4, 1985
     Country of domicile: Trinidad and Tobago

     CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

          a.   CUNA Caribbean Insurance Services Limited
               Business: Consultants, Advisors and Managers for Insurance & Pension Plans
               Incorporated November 26, 1991
               Country of domicile: Trinidad and Tobago

4.   CUNA Mutual Australia Holding Co. Pty. Ltd.
     Business: Holding Company
     September 17, 1999
     Country of domicile: Australia

     CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

          a.   CUNA Mutual Life Australia, Ltd.
               Business: Life Insurance
               October 15, 1999
               Country of domicile: Australia

5.   CUNA Mutual Group, Limited
     Business: Brokerage
     May 27, 1998
     Country of domicile: U.K.

6.   CUNA Mutual Group Services (Ireland) Limited
     Business: Insurance Services (currently seeking authorization to provide Sales & Marketing Services)
     June 6, 2003
     Country of domicile: Ireland

7.   CUNA Mutual Life Assurance (Europe), Limited
     Business: All kinds of life assurance business
     Incorporated July 23, 2004 Authorized August 1, 2005
     Country of domicile: Ireland

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.   C.U. Insurance Services, Inc./Oregon
     50% ownership by CUNA Mutual Insurance Agency, Inc.
     50% ownership by Oregon Credit Union League
     December 27, 1989

2.   The CUMIS Group Limited
     77.4% ownership by CUNA Mutual Insurance Society
     December 31, 1991

The CUMIS Group Limited is the 100% owner of the following companies:

     a.   CUMIS Life Insurance Company
          Business: Creditor Group, Individual Life and Disability Insurance January 1, 1977
          Country of domicile: Canada

     b.   CUMIS General Insurance Company
          Business: Property & Casualty Insurance
          July 1, 1980
          Country of domicile: Canada

     c.   MemberCARE Financial Services Limited
          Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE Financial Services Program
          August 1, 1993
          Country of domicile: Canada

     d.   MemberCARE Financial Services Partnership
          Originally formed on January 1, 1994 as a partnership between Co-operators Life Insurance Company and CUMIS Life Insurance Company. January 1, 1997 - CUMIS Life purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services
          Limited purchased 0.5%.
          Country of domicile: Canada

     e.   Canadian Northern Shield Insurance Company
          Business: Property & Casualty Insurance
          February 1, 1985
          Country of domicile: British Columbia, Canada

     f.   CUMIS Services Limited
          Business: Acquisitions and Insurance Agency Management Services June 1, 2000
          Country of domicile: Canada

     g.   WESTCU Insurance Services Limited
          Business: Insurance Agency Management
          June 21, 2000
          Country of domicile: Westminster, Canada

     The CUMIS Group Limited is the 50% owner of the following companies:

     A.   CREDENTIAL FINANCIAL, INC.
          Business: Holding Company with ownership in a number of insurance and securities distribution companies
          Acquired January 2004
          Country of domicile: Canada

     3.   MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
          50% ownership by CUNA Mutual Investment Corporation
          50% ownership by CUNA Mutual Life Insurance Company
          January 1, 1992

     4.   MEMBERS Trust Company (MTC)
          Business: MTC will offer an array of estate financial planning services to members through their credit unions.
          Incorporated 2003
          MTC will operate independently from Suncoast Federal Credit Union and CUNA Mutual with shares of ownership to be sold to credit unions and credit union entities.

     5. CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance Company)
          50% ownership by CUNA Mutual Investment Corporation
          50% ownership by PMI Mortgage Insurance Company
          April 14, 1994

     6.   CMG Mortgage Assurance Company
          Business: Private Mortgage Insurance
          Formerly Investors Equity Insurance Company, Inc.
          50% ownership by CUNA Mutual Investment Corporation
          50% ownership by PMI Mortgage Insurance Company
          Incorporated in California on March 3, 1969
          Acquired by CUNA Mutual Investment Corporation April 14, 1994 State of domicile: Wisconsin

     7.   CMG Mortgage Reinsurance Company
          50% ownership by CUNA Mutual Investment Corporation
          50% ownership by PMI Insurance Company
          July 26, 1999

     8.   Credit Union Service Corporation
          Atlanta, Georgia
          Owned by Credit Union National Association, Inc. and 18 state league organizations March 26, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

     9. CUNA Mutual Australia Limited (formerly finsure.australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited October 15, 1999

          CUNA Mutual Australia Limited is the 100% owner of the following companies:

               a.   CUNA Mutual Insurance Brokers Pty Limited
                    Business: Brokerage
                    Incorporated as NCUIS Brokers February 6, 1986 Renamed on September 3, 2002
                    Country of Domicile: Australia

               b.   CUNA Mutual Technology Services Australia Pty Limited
                    Business: Technology Services
                    Incorporated as Direct Insurance Network International on August 31, 2000
                    Renamed on September 3, 2002
                    Country of Domicile: Australia

The following company is owned 100% by CUNA Mutual Technology Services Australia Pty Limited:

                         (1)  CUNA Mutual Insurance Brokers Pty Limited
                              Business: Brokerage
                              Incorporated as NCUIS Brokers February 6, 1986 Renamed on September 3, 2002
                              Country of Domicile: Australia

10.  CUNA Strategic Services, Inc.
     CUNA Mutual Insurance Society owns 200.71 shares
     December 31, 1999

11.  China Credit Co-operative Services, Limited
     Business: Hong Kong Holding Company; provide technology and business consulting in support of the PRC operations of CUNA Mutual Group. Incorporated November 21, 2003
     Effective March 2, 2004, owned 70% by CUNA Mutual Insurance Society and 30% by IFC
     Country of domicile:  China

     The following company is a wholly-owned subsidiary of China Credit Co-operative Services, Limited:

          a.   CCC Services, Limited
               Incorporated December 3, 2003
               Country of domicile: China

          b. CUNA Mutual Consulting Services (Guangdong) Company Limited (CMCSC Ltd.)
               Business: To give us a corporate presence in the PRC, and to facilitate transactions and payments among our Hong Kong companies, and our RCCU partners.
               Incorporated July 1, 2004
               Country of domicile: China

Partnerships

1.   CM CUSO Limited Partnership, a Washington Partnership
     CUMIS Insurance Society, Inc. - General Partner
     Credit Unions in Washington - Limited Partners
     June 14, 1993

2.   MEMBERS Development Company LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Credit Unions & CUSOs
     September 24, 1999

     a. MEMBERS Business Solutions Company, LLC is 100% owned by MEMBERS Development Company, LLC; effective 5/27/04; created to provide business services to credit unions and other related entities, and to engage in any lawful business or activity permitted under the Act and to do any and all other actions and things that may be necessary, incidental or convenient to accomplish these purposes.

3.   The Center for Credit Union Innovation LLC
     33.3% ownership by CUNA Mutual Insurance Society
     33.3% ownership by CUNA & Affiliates
     33.3% ownership by American Association of Credit Union Leagues January 5, 2000

4.   HRValue Group LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Leagues & League Service Organizations
     December 1, 2000

Affiliated (Nonstock)

1.   CUNA Mutual Group Foundation, Inc.
     July 5, 1967

2.   CUNA Mutual Life Insurance Company
     July 1, 1990

3.   CUNA Mutual Insurance Society Political Action Committee
     Business: Increase the effectiveness of CUNA Mutual Group's participation in lobbying and other legislative advocacy activities.
     Created: June 24, 2004

                       CUNA Mutual Life Insurance Company
                  Organizational Chart As Of November 21, 2006

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.   MEMBERS Capital Advisors, Inc.
     An Iowa Business Act Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     50% ownership by CUNA Mutual Investment Corporation

     July 16, 1982

     MEMBERS Capital Advisors, Inc. is the investment adviser of:
     Ultra Series Fund
     MEMBERS Mutual Funds
     CU System Funds

2.   CMIA Wisconsin, Inc.
     A Wisconsin Business Act Corporation
     100% ownership by CUNA Mutual Life Insurance Company
     May 29, 1998

3.   League Insurance Agency, Inc.
     (Wholly owned by CMIA Wisconsin, Inc.)
     Business: Insurance Agency
     Incorporated on August 16, 1973
     Acquired on August 31, 2000
     State of domicile: Connecticut
     League Insurance Agency is the 100% owner of the following subsidiary:

          a.   Member Protection Insurance Plans
               Business: Insurance Agency
               Incorporated on August 21, 1991
               Acquired on August 31, 2000
               State of domicile: Connecticut

ITEM 27. NUMBER OF CONTRACTOWNERS

As of February 28, 2007, there were 1,382 non-qualified contracts outstanding and 2,604 qualified contracts outstanding.

ITEM 28. INDEMNIFICATION.

     Section 10 of the Bylaws of the Company and Article VIII, Section 4 of the Company's charter together provide for indemnification of officers and directors of the Company against claims and liabilities that such officers and/or directors become subject to by reason of having served as an officer or director of the Company or any subsidiary or affiliate of the Company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such officers or directors in the line of duty as an officer or director, except liability arising out of an officer's or a director's willful misconduct.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

     (a) CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Life Variable Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

     (b)  Officers and Directors of CUNA Brokerage.

Name and Principal        Positions and Offices               Positions and Offices
Business Address           With the Underwriter                  With Registrant
------------------      ------------------------   ------------------------------------------
Mark E. Backes**        Director, Vice Chairman    Vice President, President & CEO
                        President & CEO

John A. Chosy*          Assistant Secretary        Director -Legal

Steve H. Dowden*        Director                   Vice President

Mark Everson            Director                   None

David J. Hughes**       Secretary & Treasurer      Product Financial Reporting Leader

Dennis J. Godfrey       Director & Chairman        None

Katherine I. Grete**    Assistant Treasurer        Business Finance Team
                                                   Financial Analysis Manager

Timothy S. Halevan**    Chief Compliance Officer   Chief Compliance Officer

Kevin T. Lentz*         Director                   Senior Vice President

Sheila M. Kittleson**   Assistant Treasurer        Business Finance Team Cost Analyst Manager

Tracy K. Lien*          Assistant Secretary        Senior Law Specialist

Steve Suleski*          Vice President             Vice President - Legal

Mark T. Warshauer*      Director                   Vice President

* The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

** The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

     (c) CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts will have been filed as exhibits under Item 24(b)(3) on or before the date of effectiveness of the registration statement covering the contracts described herein. The Company intends to pay a dealer concession of approximately 7.25 percent, as will be more fully described in Schedule A of the Servicing Agreement.

                                       (2)
                                Net Underwriting         (3)             (4)
             (1)                  Discounts and    Compensation on    Brokerage         (5)
Name of Principal Underwriter      Commissions        Redemption     Commissions   Compensation
-----------------------------   ----------------   ---------------   -----------   ------------
CUNA Brokerage Services, Inc.      $12,995,778            0          $12,605,905     $389,873

ITEM 30. LOCATION BOOKS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 31. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

     (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

     (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to the Company for a statement of additional information.

     (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

     (d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

     (e) The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Annuity Account, has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 23 day of April, 2007.

                                        CUNA MUTUAL LIFE VARIABLE ANNUITY
                                        ACCOUNT (REGISTRANT)
                                        BY CUNA MUTUAL LIFE INSURANCE COMPANY


                                        By: /s/ Jeff Post
                                            ------------------------------------
                                            Jeff Post
                                            President

Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Annuity Account, has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 23 day of April, 2007.

                                        CUNA MUTUAL LIFE INSURANCE COMPANY
                                        (DEPOSITOR)


                                        By: /s/ Jeff Post
                                            ------------------------------------
                                            Jeff Post
                                            President

Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 5 for this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE AND TITLE                     DATE            SIGNATURE AND TITLE              DATE
-------------------                     ----   -------------------------------------   -------


/S/ ELDON R. ARNOLD                       *    /S/ C. ALAN PEPPERS                        *
-------------------------------------          -------------------------------------
Eldon R. Arnold, Director                      C. Alan Peppers, Director


/S/ JAMES L. BRYAN                        *    /S/ JEFF POST                              *
-------------------------------------          -------------------------------------
James L. Bryan, Director                       Jeff Post, Director


/S/ LORETTA M. BURD                       *    /S/ NEIL A. SPRINGER                       *
-------------------------------------          -------------------------------------
Loretta M. Burd, Director                      Neil A. Springer, Director


/S/ WILLIAM B. ECKHARDT                   *    /S/ STEVE SULESKI                       4/23/07
-------------------------------------          -------------------------------------
William B. Eckhardt, Director                  Steve Suleski, Attorney-In-Fact


/S/ JOSEPH J. GASPER                      *    /S/ FAROUK D. G. WANG                      *
-------------------------------------          -------------------------------------
Joseph J. Gasper, Director                     Farouk D. G. Wang, Director


/S/ BERT J. HASH, JR.                     *    /S/ LARRY T. WILSON                        *
-------------------------------------          -------------------------------------
Bert J. Hash, Jr., Director                    Larry T. Wilson, Director


/S/ VICTORIA W. MILLER                    *    /S/ JAMES W. ZILINSKI                      *
-------------------------------------          -------------------------------------
Victoria W. Miller, Director                   James W. Zilinski, Director

*    Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.

SIGNATURE AND TITLE                       DATE
-------------------                     -------


/s/ Jeffrey D. Holley                   4/23/07
-------------------------------------
Jeffrey D. Holley
Chief Financial Officer


/s/ Jeff Post                           4/23/07
-------------------------------------
Jeff Post
President and Chief Executive Officer

                                  EXHIBIT INDEX

4(n)      Form of Change of Annuitant Endorsement.

4(o)      Form of Roth IRA Endorsement.

5a(v)     State Variations to Contract Form No. 2004-VA.

5a(vi)    State Variations to Application Form No. VAAAP-2006

5a(vii)   Form of Variable Annuity Application Form No. VAAP-2006w1842May07.

7. Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company dated October 16, 2006.

10.       Deloitte & Touche LLP Consent.

19.       Powers of Attorney.